As filed with the Securities and Exchange Commission on February 28, 2019

1933 Act File No. 033-11387

1940 Act File No. 811-04984

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 344	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 345	☒

(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS

(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (817) 391-6100

Gene L. Needles, Jr., President 220 East Las Colinas Boulevard Suite 1200 Irving, Texas 75039 (Name and Address of Agent for Service)	With copies to: Kathy K. Ingber, Esq. K&L Gates LLP 1601 K Street, NW Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

American Beacon

PROSPECTUS

February 28, 2019

Share Class
	A	C	Y	R6	Advisor	Institutional	Investor
American Beacon Balanced Fund	ABFAX	ABCCX	ACBYX		ABLSX	AADBX	AABPX
American Beacon Garcia Hamilton Quality Bond Fund			GHQYX	GHQRX		GHQIX	GHQPX
American Beacon International Equity Fund	AIEAX	AILCX	ABEYX	AAERX	AAISX	AAIEX	AAIPX
American Beacon Large Cap Value Fund	ALVAX	ALVCX	ABLYX	AALRX	AVASX	AADEX	AAGPX
American Beacon Mid-Cap Value Fund	ABMAX	AMCCX	ACMYX	AMDRX	AMCSX	AACIX	AMPAX
American Beacon Small Cap Value Fund	ABSAX	ASVCX	ABSYX	AASRX	AASSX	AVFIX	AVPAX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you speciﬁcally request paper copies of the reports from the Fund or from your ﬁnancial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notiﬁed by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your ﬁnancial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ‘‘Quick Links'' and then ‘‘Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish.  A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon Balanced FundSM

Investment Objective

The Fund's investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 55 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 70 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Advisor	Institutional	Investor
Management Fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.14%	0.14%	0.18%	0.35%	0.10%	0.43%
Total Annual Fund Operating Expenses	0.91%	1.66%	0.70%	1.12%	0.62%	0.95%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$663	$848	$1,050	$1,630
C	$269	$523	$902	$1,965
Y	$72	$224	$390	$871
Advisor	$114	$356	$617	$1,363
Institutional	$63	$199	$346	$774
Investor	$97	$303	$525	$1,166

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$169	$523	$902	$1,965

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, between 50% and 70% of the Fund's total assets are invested in equity securities and between 30% and 50% of the Fund's total assets are invested in debt securities.

The Fund's equity investments may include common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks"). The Fund may invest in companies of all market capitalizations. The Manager allocates the assets of the Fund among different sub-advisors.

The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

Prospectus – Fund Summaries	1

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above-average earnings growth potential,

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below-average price to earnings ratio,

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below-average price to book value ratio, and

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above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe to be undervalued at the time of purchase.  The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Fund's debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); U.S. and U.S. dollar-denominated foreign corporate debt securities, such as notes and bonds, mortgage-backed securities; and asset-backed securities.

The Fund will only buy debt securities that are deemed by the Manager or sub-advisors, as applicable, to be investment grade at the time of the purchase. If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisors, as applicable will take action that they believe to be advantageous to the Fund. The Fund has no limitations regarding the duration of the debt securities it can buy. The Fund may have significant exposure to the Financial Services sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Financial Services sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a "top-down" or "bottom-up" investment strategy, or a combination of both strategies. The top-down fixed-income investment strategy is implemented as follows:

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Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

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Set desired portfolio duration structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

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Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

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Select specific debt securities within each security type.

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Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed-income investment strategy is implemented as follows:

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Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar duration.

■

Evaluate credit quality of the securities.

■

Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.  The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund, which are described in alphabetical order and not in order of importance or potential exposure, are:

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Asset-Backed and Mortgage Related Securities Risk
Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, extension risk, interest rate risk and prepayment risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a futures contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk
Equity securities are subject to investment and market risk. The Fund's investments in equity securities may include common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks.

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Common Stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

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Depositary Receipts. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home

2	Prospectus – Fund Summaries

country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

■

REITs.  Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative instruments where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed-income securities it holds will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase rates in the future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities are also affected by their durations. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund, such as certain fixed income instruments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. Market prices for such instruments may be volatile. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
In recent periods, fixed income instruments have experienced unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors.

Prospectus – Fund Summaries	3

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk
Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond's maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security's effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Redemption Risk
Due to a rise in interest rates or other market developments that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets.  Heavy redemptions could hurt the Fund's performance.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.

Financial Services Sector Risk. To the extent the Fund invests in the financial services sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including the purchase and sale of futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.  The need to maintain cash or other liquid securities in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.  In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae''), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac''), Federal Home Loan Bank (‘‘FHLB''), Federal Farm Credit Bank ("FFCB"), and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government, and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

4	Prospectus – Fund Summaries

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a composite index and the two broad-based securities market indices that comprise the composite index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class Shares on July 17, 1987, Investor Class shares on August 1, 1994, Advisor Class shares on May 31, 2005, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class shares is shown for the Y Class shares and the performance of the Investor Class shares is shown for the A Class and C Class shares, prior to the dates such newer classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes.  You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 13.19% 3rd Quarter 2009 01/01/2009 through 12/31/2018 Lowest Quarterly Return: -11.11% 4th Quarter 2018 01/01/2009 through 12/31/2018

Average annual total returns for periods ended December 31, 2018
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	8/1/1994
Returns Before Taxes		(8.19%)	3.74%	8.41%
Returns After Taxes on Distributions		(10.31%)	1.89%	6.91%
Returns After Taxes on Distributions and Sales of Fund Shares		(3.32%)	2.67%	6.59%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(13.42%)	2.49%	7.70%
C	9/1/2010	(9.78%)	2.94%	7.66%
Y	3/1/2010	(7.98%)	4.04%	8.70%
Advisor	5/31/2005	(8.32%)	3.57%	8.24%
Institutional	7/17/1987	(8.03%)	4.07%	8.77%

	1 Year	5 Year	10 Year
Index (Reflects no deduction for fees expenses or taxes)
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
Russell 1000® Value Index	(8.27%)	5.95%	11.18%
Balanced Composite Index	(4.78%)	4.74%	8.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the Manager and the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Brandywine Global Investment Management, LLC

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Hotchkis and Wiley Capital Management, LLC

Prospectus – Fund Summaries	5

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Paul B. Cavazos Chief Investment Officer Since 2016 Kirk L. Brown Senior Portfolio Manager Since 2016	Samuel Silver Vice President, Fixed Income Investments Since 2014 Erin Higginbotham Senior Portfolio Manager Since 2011 Mark M. Michel Associate Portfolio Manager Since 2018
Barrow, Hanley, Mewhinney & Strauss, LLC

James P. Barrow
Portfolio Manager/Founding Director
Since Fund Inception (1987)

Deborah A. Petruzzelli
 Portfolio Manager/Managing Director
Since 2003

Mark Giambrone
Portfolio Manager/Managing Director
Since 2015

J. Scott McDonald
Portfolio Manager/Managing Director
Co-Head of Fixed Income
Since 1998

Mark C. Luchsinger
Portfolio Manager/Managing Director
Co-Head of Fixed Income
Since 1998

Rahul Bapna
Portfolio Manager/Managing Director
Since 2019

Brandywine Global Investment Management, LLC	Patrick S. Kaser Managing Director Since 2010 Jack P. McIntyre Portfolio Manager Since 2017 Gerhardt (Gary) P. Herbert Portfolio Manager Since 2017 Anujeet Sareen Portfolio Manager Since 2017	Stephen S. Smith Managing Director Since 1996 James J. Clarke Portfolio Manager Since 2011 David Hoffman Managing Director Since 2017
Hotchkis and Wiley Capital Management, LLC	George Davis Principal, Portfolio Manager & Chief Executive Officer Since 1988 Scott McBride Portfolio Manager Since 2001	Judd Peters Portfolio Manager Since 1999 Patricia McKenna Principal and Portfolio Manager Since 2017

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

6	Prospectus – Fund Summaries

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	7

American Beacon Garcia Hamilton Quality Bond FundSM

Investment Objective

The Fund's investment objective is high current income consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information is available from your financial professional and in "Choosing Your Share Class" on page 55 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)

Share Class	Y	Institutional	Investor	R6
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	Y	Institutional	Investor	R6
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.20%	0.14%	0.37%	0.11%[1]
Total Annual Fund Operating Expenses	0.75%	0.69%	0.92%	0.66%
Fee Waiver and/or expense reimbursement[2]	(0.20%)	(0.24%)	(0.09%)	(0.24%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.55%	0.45%	0.83%	0.42%

1 Other Expenses are based on estimated expenses for the current fiscal year.

2 The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's Y Class, Institutional Class, Investor Class, and R6 Class shares, as applicable, through February 28, 2020 to the extent that Total Annual Fund Operating Expenses exceed 0.55% for the Y Class, 0.42% for the R6 Class, 0.45% for the Institutional Class, and 0.83% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that this Example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2020. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Y	$56	$220	$397	$912
Institutional	$46	$197	$360	$836
Investor	$85	$284	$500	$1,123
R6	$43	$188	$345	$801

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 143% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. For purposes of the 80% policy, investment grade bonds include other investment grade debt securities. The Fund considers investment grade debt securities to be debt securities that are rated A- or better by S&P Global Ratings ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings Inc. ("Fitch") or are unrated and determined by the Fund's sub-advisor to be of a quality equivalent to debt securities rated A- or better by S&P, Moody's or Fitch.

The types of investment grade debt securities that the Fund primarily invests in include obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); floating rate debt securities, corporate bonds, debentures, and mortgage-backed securities. These types of obligations are also commonly referred to as fixed-income securities or bonds. If an investment held by the Fund is downgraded below investment grade, the sub-advisor will determine whether to continue to hold or to sell the security. In selecting investment grade debt securities within the corporate sector, the sub-advisor first screens for the largest issuers and companies rated A- or better by at least two rating agencies and then eliminates foreign companies, Yankee Bonds and alcohol, tobacco, gambling, and defense companies and other sustainable investing violators. The risk/reward profile of these securities are not warranted exposure for the Fund. The sub-advisor considers environmental, social, and governance ("ESG") indicators as an integrated part of the research and investment process.

8	Prospectus – Fund Summaries

Under normal circumstances, the Fund seeks to maintain a weighted average duration of zero to seven years. Duration is an indicator of a bond's price sensitivity to a change in interest rates. For example, a duration of seven years means that a security's price would be expected to decrease by approximately 7% with a 1% increase in interest rates. The Fund may invest in securities of any maturity, but typically invests in securities with maximum maturities of up to 30 years.

The sub-advisor follows a fixed-income investment strategy that focuses on high current income and the preservation of capital. In selecting securities for the Fund, the sub-advisor employs a top-down approach, which includes a broad fundamental analysis of the current fixed-income markets, including duration, the yield curve, and the performance of market sectors. Through this analysis, the sub-advisor creates defined parameters for the selection of investments for the Fund's portfolio. The sub-advisor selects investments for the Fund by using a proprietary investment process comprised of qualitative and quantitative components. The Fund may have significant exposure to the Financial Services sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Financial Services sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher.

The Fund may invest cash balances in other investment companies, including money market funds, to reduce market exposure or in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund, which are described in alphabetical order and not in order of importance or potential exposure, are:

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or counterparty to a loan, will fail to make timely payment of interest or principal, or otherwise honor its obligations or default completely.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Floating Rate Securities Risk
The coupons on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, London Interbank Offered Rate ("LIBOR") or a Treasury bill rate. Floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, the coupons on floating-rate securities typically increase. Changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

High Portfolio Turnover Risk
Portfolio turnover is a measure of the Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund's transaction costs and possibly have a negative impact on performance.

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed-income securities it holds will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase rates in the future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities are also affected by their durations. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. Market prices for such instruments may be volatile. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
In recent periods, fixed income instruments have experienced unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly

Prospectus – Fund Summaries	9

interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Mortgage-Backed and Mortgage-Related Securities Risk
Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. A decline in the credit quality of issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk
Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond's maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security's effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Redemption Risk
Due to a rise in interest rates or other market developments that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets.  Heavy redemptions could hurt the Fund's performance.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.

Financial Services Sector Risk. To the extent the Fund invests in the financial services sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.

Securities Selection Risk
Securities selected by the Sub-Advisor or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Socially Responsible Investing

The Fund's incorporation of environmental, social and/or governance considerations in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. The Fund may not be able to take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae''), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac''), Federal Home Loan Bank (‘‘FHLB''), Federal Farm Credit Bank ("FFCB"), and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government, and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index. Performance information of R6 Class shares of the Fund is not provided because this share class of the Fund had not commenced operations prior to the date of this Prospectus. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

10	Prospectus – Fund Summaries

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 1.20% 2nd Quarter 2017 01/01/2017 through 12/31/2018 Lowest Quarterly Return: -0.36% 1st Quarter 2018 01/01/2017 through 12/31/2018

Average annual total returns for periods ended December 31, 2018
	Inception Date of Class	1 Year	Since Inception
Investor Class	4/4/2016
Returns Before Taxes		0.50%	0.64%
Returns After Taxes on Distributions		(0.20%)	0.11%
Returns After Taxes on Distributions and Sales of Fund Shares		1.29%	0.26%

	Inception Date of Class	1 Year	Since Inception
Share Class (Before Taxes)*
Y	4/4/2016	0.88%	0.92%
Institutional	4/4/2016	0.88%	1.02%
*R6 Class was not available prior to the date of this prospectus.

	1 Year	Since Inception
Index (Reflects no deduction for fees expenses or taxes)
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	1.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund's investment sub-advisor is Garcia Hamilton & Associates, L.P.

Portfolio Managers

Garcia Hamilton & Associates, L.P.	Gilbert Andrew Garcia, CFA Managing Partner & Portfolio Manager Since Fund Inception (2016)	Nancy Rodriguez Partner & Portfolio Manager Since Fund Inception (2016)

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

Prospectus – Fund Summaries	11

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

12	Prospectus – Fund Summaries

American Beacon International Equity FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 55 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 70 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Management Fees	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.20%	0.18%	0.17%	0.07%	0.32%	0.10%	0.43%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.09%	1.82%	0.81%	0.71%	1.21%	0.74%	1.07%
Fee Waiver and/or expense reimbursement[3]	0.00%	0.00%	0.00%	(0.04%)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.09%	1.82%	0.81%	0.67%	1.21%	0.74%	1.07%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's R6 Class through February 28, 2020 to the extent that Total Annual Fund Operating Expenses exceed 0.66% for the R6 Class shares (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for the R6 Class shares through February 28, 2020. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$680	$902	$1,141	$1,827
C	$285	$573	$985	$2,137
Y	$83	$259	$450	$1,002
R6	$68	$223	$391	$879
Advisor	$123	$384	$665	$1,466
Institutional	$76	$237	$411	$918
Investor	$109	$340	$590	$1,306

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$185	$573	$985	$2,137

Prospectus – Fund Summaries	13

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, "stocks") of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International® Europe Australasia and Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The Fund may invest in companies of all market capitalizations. The Fund may use futures contracts and foreign currency forward contracts, including non-deliverable forward contracts ("NDFs"), as a hedge against foreign currency fluctuations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock's country, sector or industry):

■

above-average return on equity or earnings growth potential,

■

below-average price to earnings or price to cash flow ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. A sub-advisor may trade forward foreign currency contracts, including NDFs, or currency futures in an attempt to reduce the Fund's risk exposure to adverse fluctuations in currency exchange rates.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund, which are described in alphabetical order and not in order of importance or potential exposure, are:

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk
The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, and non-U.S. currency futures contracts. Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk
Equity securities are subject to investment and market risk. The Fund's investments in equity securities may include common stocks and securities convertible into or exchangeable for common stocks.  Such investments may expose the Fund to additional risks.

■

Common Stock. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the ﬁnancial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■

Convertible Securities. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Convertible securities are also sensitive to movements in interest rates.

14	Prospectus – Fund Summaries

Foreign Currency Forward Contracts Risk
Foreign currency forward contracts, including non-deliverable forwards ("NDFs"), are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative instruments where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk
If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments, and therefore the use of hedging strategies may reduce the Fund's return, or create a loss.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole.  A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Market Timing Risk
Because the Fund invests in foreign securities, or it has exposure to foreign securities through the derivatives it holds, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific types of securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including futures and forward contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets cannot be sold while the position

Prospectus – Fund Summaries	15

they are covering is outstanding, unless they are replaced with other assets of equal value. The need to maintain cash or other liquid securities in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.  In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or which may become illiquid.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class shares on August 7, 1991, Investor Class shares on August 1, 1994, Advisor Class shares on May 1, 2003, Y Class shares on August 3, 2009, A Class shares on May 17, 2010, C Class shares on September 1, 2010 and R6 Class shares on February 28, 2017. In the table below, the performance of the Investor Class is shown for the A Class and C Class shares and the performance of the Institutional Class is shown for Y Class and R6 Class shares prior to the dates that such newer share classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 24.81% 2nd Quarter 2009 01/01/2009 through 12/31/2018 Lowest Quarterly Return: -21.72% 3rd Quarter 2011 01/01/2009 through 12/31/2018

Average annual total returns for periods ended December 31, 2018
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	8/1/1994
Returns Before Taxes		(16.64%)	(1.23%)	5.54%
Returns After Taxes on Distributions		(18.13%)	(1.86%)	5.07%
Returns After Taxes on Distributions and Sales of Fund Shares		(8.43%)	(0.71%)	4.68%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(21.50%)	(2.44%)	4.82%
C	9/1/2010	(18.32%)	(2.02%)	4.78%
Y	8/3/2009	(16.44%)	(0.97%)	5.82%
R6	2/28/2017	(16.33%)	(0.87%)	5.92%
Advisor	5/1/2003	(16.78%)	(1.35%)	5.36%
Institutional	8/7/1991	(16.37%)	(0.89%)	5.90%

	1 Year	5 Year	10 Year
Index (Reflects no deduction for fees expenses or taxes)
MSCI EAFE Index	(13.79%)	0.53%	6.32%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If

16	Prospectus – Fund Summaries

you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the following investment sub-advisors:

■

Causeway Capital Management LLC

■

Lazard Asset Management LLC

■

Templeton Investment Counsel, LLC

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Paul B. Cavazos Chief Investment Officer Since 2016	Kirk L. Brown Senior Portfolio Manager Since 1994 Mark M. Michel Associate Portfolio Manager Since 2018
Causeway Capital Management LLC

Sarah H. Ketterer
Chief Executive Officer
Since 2001

James A. Doyle
Director
Since 2006

Jonathan P. Eng
Director
Since 2006

Harry W. Hartford
President
Since 2001

Steven Nguyen
Fundamental Portfolio Manager
Since 2019

Foster Cornwith Director Since 2015 Conor Muldoon Director Since 2010 Alessandro Valentini Director Since 2015 Ellen Lee Director Since 2015
Lazard Asset Management LLC	John R. Reinsberg Deputy Chairman Since 1999 Michael G. Fry Managing Director Since 2005 Kevin J. Matthews Managing Director Since 2013	Michael A. Bennett Managing Director Since 2003 Michael Powers Managing Director Since 2003
Templeton Investment Counsel, LLC

Antonio T. Docal
President, Templeton Investment Counsel, LLC
Director of Portfolio Management, Templeton Global Equity Group
Since 2012

Peter A. Nori
Portfolio Manager/Executive Vice President
Templeton Global Equity Group
Since 2014

Matthew Nagle Portfolio Manager/Executive Vice President Templeton Global Equity Group Since 2018

Prospectus – Fund Summaries	17

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
Institutional	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

18	Prospectus – Fund Summaries

American Beacon Large Cap Value FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 55 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 70 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.13%	0.09%	0.13%	0.04%	0.29%	0.07%	0.40%
Total Annual Fund Operating Expenses	0.93%	1.64%	0.68%	0.59%	1.09%	0.62%	0.95%
Fee Waiver and/or expense reimbursement[2]	0.00%	0.00%	0.00%	(0.01%)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.93%	1.64%	0.68%	0.58%	1.09%	0.62%	0.95%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's R6 Class through February 28, 2020 to the extent that Total Annual Fund Operating Expenses exceed 0.58% for the R6 Class shares (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for the R6 Class shares through February 28, 2020. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$664	$854	$1,060	$1,652
C	$267	$517	$892	$1,944
Y	$69	$218	$379	$847
R6	$59	$188	$329	$738
Advisor	$111	$346	$601	$1,329
Institutional	$63	$199	$346	$774
Investor	$97	$303	$525	$1,166

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$167	$517	$892	$1,944

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

Prospectus – Fund Summaries	19

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2018, the Russell 1000 Index consisted of companies with market capitalization of $472 million and greater.

The Fund's investments may include common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe are undervalued at the time of purchase. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Fund may have significant exposure to the Financial Services sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Financial Services sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.  The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund, which are described in alphabetical order and not in order of importance or potential exposure, are:

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk
Equity securities are subject to investment and market risk. The Fund's investments in equity securities may include common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks.

■

Common Stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■

Depositary Receipts.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

■

REITs.  Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative instruments where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the

20	Prospectus – Fund Summaries

contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole.  A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.

Financial Services Sector Risk. To the extent the Fund invests in the financial services sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.  In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class Shares on July 17, 1987, Investor Class shares on August 1, 1994, Advisor Class shares on May 31, 2005, Y Class shares on August 3, 2009, A Class shares on May 17, 2010, C Class shares on September 1, 2010 and R6 Class shares on February 28, 2017. In the table below, the performance of the Institutional Class shares is shown for the Y Class and R6 Class shares and the performance of the Investor Class shares is shown for the A Class and C Class shares prior to the dates such newer classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older classes had different expenses than the newer share classes. You may obtain updated

Prospectus – Fund Summaries	21

performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 18.52% 2nd Quarter 2009 01/01/2009 through 12/31/2018 Lowest Quarterly Return: -16.64% 3rd Quarter 2011 01/01/2009 through 12/31/2018

Average annual total returns for periods ended December 31, 2018
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	8/1/1994
Returns Before Taxes		(12.26%)	4.08%	10.65%
Returns After Taxes on Distributions		(14.32%)	1.95%	9.37%
Returns After Taxes on Distributions and Sales of Fund Shares		(5.82%)	3.07%	8.77%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(17.34%)	2.80%	9.91%
C	9/1/2010	(13.88%)	3.28%	9.88%
Y	8/3/2009	(12.09%)	4.34%	10.93%
R6	2/28/2017	(11.96%)	4.43%	11.03%
Advisor	5/31/2005	(12.41%)	3.92%	10.49%
Institutional	7/17/1987	(11.99%)	4.42%	11.02%

	1 Year	5 Year	10 Year
Index (Reflects no deduction for fees expenses or taxes)
Russell 1000® Value Index	(8.27%)	5.95%	11.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Brandywine Global Investment Management, LLC

■

Hotchkis and Wiley Capital Management, LLC

■

Massachusetts Financial Services Company

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Kirk L. Brown Senior Portfolio Manager Since 2016	Paul B. Cavazos Chief Investment Officer Since 2016 Mark M. Michel Associate Portfolio Manager Since 2018
Barrow, Hanley, Mewhinney & Strauss, LLC	James P. Barrow Portfolio Manager/Founding Director Since Fund Inception (1987)	Mark Giambrone Portfolio Manager/Managing Director Since 2015

22	Prospectus – Fund Summaries

Brandywine Global Investment Management, LLC	James J. Clarke Portfolio Manager Since 2011	Patrick S. Kaser Managing Director Since 2010
Hotchkis and Wiley Capital Management, LLC	George Davis Principal, Portfolio Manager and Chief Executive Officer Since 1988 Scott McBride Portfolio Manager Since 2004	Judd Peters Portfolio Manager Since 2003 Patricia McKenna Principal and Portfolio Manager Since 1995
Massachusetts Financial Services Company	Steven Gorham Investment Officer and Portfolio Manager Since 2010	Nevin Chitkara Investment Officer and Portfolio Manager Since 2010

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
Institutional	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	23

American Beacon Mid-Cap Value FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 55 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 70 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Management Fees	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.23%	0.10%	0.16%	2.32%	0.37%	0.08%	0.35%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.26%	1.88%	0.94%	3.10%	1.40%	0.86%	1.13%
Fee Waiver and/or Expense Reimbursement[3]	0.00%	0.00%	0.00%	(2.26%)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.26%	1.88%	0.94%	0.84%	1.40%	0.86%	1.13%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's R6 Class through February 28, 2020 to the extent that Total Annual Fund Operating Expenses exceed 0.83% for the R6 Class shares (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for the R6 Class shares through February 28, 2020. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$696	$952	$1,227	$2,010
C	$291	$591	$1,016	$2,201
Y	$96	$300	$520	$1,155
R6	$86	$744	$1,427	$3,252
Advisor	$143	$443	$766	$1,680
Institutional	$88	$274	$477	$1,061
Investor	$115	$359	$622	$1,375

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$191	$591	$1,016	$2,201

24	Prospectus – Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of middle market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index at the time of investment. As of December 31, 2018 the market capitalizations of the companies in the Russell Midcap Index ranged from $472 million to $35.6 billion. The Fund's investments may include common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio, and

■

below-average price to book value ratio.

Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow"), one of the Fund's sub-advisors, invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, Barrow seeks to identify companies that not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. Barrow's portfolio will generally consist of 40 to 50 stocks.

Pzena Investment Management, LLC ("Pzena"), another one of the Fund's sub-advisors, invests in medium-sized companies and intends to maintain a concentrated portfolio of 35 to 45 stocks selected from the most undervalued or "deep" value portion of its investment universe. Pzena looks for companies within that universe that sell for a low price relative to normal earnings (with "normal earnings" defined as a 5 year estimate of what the company should earn in a normal environment based on research of the company's history and the history of its industry).

WEDGE Capital Management, L.L.P. ("WEDGE"), another one of the Fund's sub-advisors, is primarily focused on identifying unrecognized value among high quality, market-leading companies, with a defendable competitive advantage, and market capitalization within the broad mid-cap market segment captured by the mid-cap Russell and S&P indices.  Focusing on companies that meet initial value and financial quality parameters, research analysts employ comprehensive, qualitative and quantitative analysis, seeking stocks with unrecognized value.  Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning, and management capabilities and incentives.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund, which are described in alphabetical order and not in order of importance or potential exposure, are:

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk
Equity securities are subject to investment and market risk. The Fund's investments in equity securities may include common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks.

■

Common Stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■

Depositary Receipts.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Prospectus – Fund Summaries	25

■

REITs.  Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative instruments where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole.  A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.  In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

26	Prospectus – Fund Summaries

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class shares on November 30, 2005, Investor Class shares on February 28, 2006, Advisor Class shares on June 29, 2007, Y Class shares on March 1, 2010, A Class shares on May 17, 2010, C Class shares on September 1, 2010 and R6 Class shares on February 28, 2018. For Y Class, A Class, C Class and R6 Class shares, performance results from January 1, 2009 to the inception of the Y Class, A Class C Class and R6 Class shares, respectively, are for the Institutional Class. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share class had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 24.28% 3rd Quarter 2009 01/01/2009 through 12/31/2018 Lowest Quarterly Return: -19.83% 3rd Quarter 2011 01/01/2009 through 12/31/2018

Average annual total returns for periods ended December 31, 2018
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	2/28/2006
Returns Before Taxes		(19.97%)	2.75%	12.30%
Returns After Taxes on Distributions		(21.28%)	1.74%	11.45%
Returns After Taxes on Distributions and Sales of Fund Shares		(10.90%)	2.12%	10.30%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(24.64%)	1.39%	11.36%
C	9/1/2010	(21.59%)	1.85%	11.35%
Y	3/1/2010	(19.80%)	2.93%	12.43%
R6	2/28/2018	(19.74%)	2.99%	12.50%
Advisor	6/29/2007	(20.17%)	2.45%	11.96%
Institutional	11/30/2005	(19.74%)	2.99%	12.49%

	1 Year	5 Year	10 Year
Index (Reflects no deduction for fees expenses or taxes)
Russell Midcap® Value Index	(12.29%)	5.44%	13.03%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund's assets are currently allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Pzena Investment Management, LLC

■

WEDGE Capital Management, L.L.P.

Prospectus – Fund Summaries	27

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Paul B. Cavazos Vice President & Chief Investment Officer Since 2016	Cynthia M. Thatcher Portfolio Manager Since 2016 Colin J. Hamer Associate Portfolio Manager Since 2018
Barrow, Hanley, Mewhinney & Strauss, LLC	James P. Barrow Portfolio Manager/Founding Director Since Fund Inception (2004) Terry L. Pelzel Portfolio Manager/Director Since 2018	Mark Giambrone Portfolio Manager/Managing Director Since Fund Inception (2004)
Pzena Investment Management, LLC	Richard S. Pzena Managing Principal, CEO, Co-Chief Investment Officer & Founder Since Fund Inception (2004) Ben Silver Principal and Portfolio Manager Since 2017	John Flynn Principal and Portfolio Manager Since 2015
WEDGE Capital Management, L.L.P.	John Carr General Partner Since 2015 Brian Pratt General Partner Since 2015	Michael Ritzer General Partner Since 2019 Richard Wells General Partner Since 2015

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
Institutional	$250,000	$50	None
R6	None	$50	None

28	Prospectus – Fund Summaries

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	29

American Beacon Small Cap Value FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 55 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 70 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Management Fees	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.22%	0.13%	0.14%	0.04%	0.30%	0.07%	0.40%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.21%	1.87%	0.88%	0.78%	1.29%	0.81%	1.14%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$691	$937	$1,202	$1,957
C	$290	$588	$1,011	$2,190
Y	$90	$281	$488	$1,084
R6	$80	$250	$434	$967
Advisor	$131	$408	$707	$1,556
Institutional	$83	$259	$450	$1,002
Investor	$116	$362	$628	$1,386

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$190	$588	$1,011	$2,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.

30	Prospectus – Fund Summaries

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies have market capitalizations of $5 billion or less at the time of investment. The Fund's investments may include common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs"), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively, "stocks").

The Manager allocates the assets of the Fund among six sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000® Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio

■

below-average price to revenue ratios, and

■

above average free cash flow yields and return on capital.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The process is research driven and takes into consideration items such as a company's tangible assets, sustainability of its cash flows, capital intensity and financial leverage. The Fund may have significant exposure to the Financial Services sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Financial Services sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher.

Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow"), one of the Fund's sub-advisors, manages two allocations of the Fund's assets, one pursuant to the fundamental research strategy discussed above and the other pursuant to a quantitative application of its fundamental research process ("Quantitative Strategy"). Barrow implements the Quantitative Strategy by using a quantitative multi-factor model that identifies the factors present in Barrow's fundamental research portfolio, which may include, for example, below-average price-to-revenue ratios, price-to-earnings ratios and price-to-book ratios and above-average free cash flow yields and return on capital. The model applies these factors and factor weightings to the Russell 2000 Index universe of companies and makes recommendations for adjustments to the portfolio on a daily basis.

Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), another sub-advisor to the Fund, also manages two allocations of the Fund's assets, one pursuant to the fundamental research strategy discussed above and the other pursuant to a small cap diversified value strategy which seeks to exploit market inefficiencies created by irrational investor behavior ("Small Cap Diversified Value Strategy"). Hotchkis implements the Small Cap Diversified Value Strategy by using a disciplined, bottom-up investment process based on a proprietary model that is augmented by fundamental research. Hotchkis seeks broad diversified exposure to investment opportunities that are allocated to the Small Cap Diversified Value Strategy. Hotchkis evaluates relative valuation, fundamental operating trends, deterioration of fundamentals, and the Small Cap Diversified Value Strategy's diversification guidelines, among other factors, in determining whether to sell a security.

For each sub-advisor, the decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund, which are described in alphabetical order and not in order of importance or potential exposure, are:

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk
Equity securities are subject to investment and market risk. The Fund's investments in equity securities may include common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks.

■

Common Stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■

Depositary Receipts.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

■

REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains

Prospectus – Fund Summaries	31

under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative instruments where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole.  A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Quantitative Strategy Risk
The success of the Fund's investment strategy may depend in part on the effectiveness of the sub-advisors' quantitative tools for screening securities. These strategies may incorporate factors that are not predictive of a security's value. Additionally, a previously successful strategy may become outdated or inaccurate, possibly resulting in losses.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.

Financial Services Sector Risk. To the extent the Fund invests in the financial services sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.  In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

32	Prospectus – Fund Summaries

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time, however, value stock prices still may decline substantially. In addition, a Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class shares on December 31, 1998, Investor Class shares on February 28, 1999, Advisor Class shares on May 1, 2003, Y Class shares on August 3, 2009, A Class shares on May 17, 2010, C Class shares on September 1, 2010 and R6 Class shares on February 28, 2017. In the table below, the performance of the Investor Class shares is shown for A Class and C Class shares and the performance of Institutional Class shares is shown for Y Class shares and R6 Class shares prior to the dates that the newer class of shares were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 24.16% 3rd Quarter 2009 01/01/2009 through 12/31/2018 Lowest Quarterly Return: -22.94% 3rd Quarter 2011 01/01/2009 through 12/31/2018

Average annual total returns for periods ended December 31, 2018
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	2/28/1999
Returns Before Taxes		(15.89%)	2.60%	11.56%
Returns After Taxes on Distributions		(18.86%)	0.47%	10.10%
Returns After Taxes on Distributions and Sales of Fund Shares		(7.65%)	1.95%	9.60%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(20.80%)	1.32%	10.79%
C	9/1/2010	(17.53%)	1.79%	10.76%
Y	8/3/2009	(15.70%)	2.86%	11.83%
R6	2/28/2017	(15.59%)	2.95%	11.96%
Advisor	5/1/2003	(16.05%)	2.43%	11.40%
Institutional	12/31/1998	(15.63%)	2.94%	11.95%

	1 Year	5 Year	10 Year
Index (Reflects no deduction for fees expenses or taxes)
Russell 2000® Value Index	(12.86%)	3.61%	10.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Prospectus – Fund Summaries	33

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Brandywine Global Investment Management, LLC

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Foundry Partners, LLC

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Hillcrest Asset Management, LLC

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Hotchkis and Wiley Capital Management, LLC

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Mellon Investments Corporation

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Paul B. Cavazos Chief Investment Officer Since 2016	Cynthia M. Thatcher Portfolio Manager Since 2016 Colin J. Hamer Associate Portfolio Manager Since 2018
Barrow, Hanley, Mewhinney & Strauss, LLC	James S. McClure Portfolio Manager/Managing Director Since 2003	John P. Harloe Portfolio Manager/Managing Director Since 2003
Brandywine Global Investment Management, LLC	Henry F. Otto Managing Director Since Fund Inception (1998)	Steven M. Tonkovich Managing Director Since Fund Inception (1998)
Foundry Partners, LLC	Mark Roach Portfolio Manager Since 2010	Mario Tufano Associate Portfolio Manager Since 2010
Hillcrest Asset Management, LLC	Brian R. Bruce Chief Investment Officer Since 2014 Douglas Stark Managing Director, Portfolio Management & Research Since 2014	Brandon Troegle Managing Director, Fundamental Analysis & Portfolio Management Since 2014
Hotchkis and Wiley Capital Management, LLC	David Green Principal, Portfolio Manager Since Fund Inception (1998) Judd Peters Portfolio Manager Since 2017	Jim Miles Principal, Portfolio Manager Since Fund Inception (1998) Ryan Thomes Portfolio Manager Since 2017
Mellon Investments Corporation	Joseph M. Corrado Senior Managing Director Since 2004	Edward R. Walter Managing Director Since 2004

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

34	Prospectus – Fund Summaries

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
Institutional	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	35

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds' investment policies, their principal strategies and principal risks and performance benchmarks. However, this Prospectus does not describe all of a Fund's investment practices. For additional information, please see the Funds' statement of additional information ("SAI"), which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objectives

■

The American Beacon Balanced Fund's investment objective is income and capital appreciation.

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The American Beacon Garcia Hamilton Quality Bond Fund's investment objective is high current income consistent with preservation of capital.

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The American Beacon International Equity Fund's investment objective is long-term capital appreciation.

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The American Beacon Large Cap Value Fund's investment objective is long-term capital appreciation and current income.

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The American Beacon Mid-Cap Value Fund's investment objective is long-term capital appreciation and current income.

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The American Beacon Small Cap Value Fund's investment objective is long-term capital appreciation and current income.

With the exception of the American Beacon Garcia Hamilton Quality Bond Fund, each Fund's investment objective is "fundamental," which means that it may be changed only with the approval of Fund shareholders. The American Beacon Garcia Hamilton Quality Bond Fund's investment objective is "non-fundamental," which means that it may be changed by the Fund's Board of Trustees ("Board") without the approval of Fund shareholders.

80% Investment Policies

■

The American Beacon Garcia Hamilton Quality Bond Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds.

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The American Beacon International Equity Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and securities convertible into common stocks of issuers based in at least three different countries located outside the United States.

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The American Beacon Large Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large market capitalization U.S. companies.

■

The American Beacon Mid-Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of middle market capitalization U.S. companies.

■

The American Beacon Small Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization U.S. companies.

If a Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy

Each Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment objective.

Additional Information About the Management of the Funds

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager may allocate the assets of each Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

■

develops overall investment strategies for each Fund,

■

selects and changes sub-advisors,

■

allocates assets among sub-advisors,

■

monitors and evaluates the sub-advisors' investment performance,

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monitors the sub-advisors' compliance with each Fund's investment objectives, policies and restrictions,

■

oversees a Fund's securities lending activities and actions taken by the securities lending agent to the extent applicable,

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directs the investments or the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments, and

■

manages directly a portion of the assets of the American Beacon Balanced Fund.

Each Fund's assets are allocated among one or more sub-advisors by the Manager. The assets of the American Beacon Balanced Fund are allocated by the Manager among the Manager and multiple sub-advisors.

Each sub-advisor has full discretion to purchase and sell securities for its segment of the Funds' assets in accordance with the Funds' objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisors but does not reassess individual security selections made by the sub-advisors for their portfolios.

The Funds operate in a manager of managers structure. The Funds and the Manager have received an exemptive order from the Securities and Exchange Commission (''SEC'') that permits the Funds, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of the shareholders. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The order also exempts the Funds from disclosing the advisory fees paid by the Funds to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated, and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its "non-interested" trustees, must approve the change. In addition, the Funds are required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

36	Prospectus – Additional Information About the Funds

American Beacon Balanced Fund

The Fund's assets are allocated among the Manager and the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Brandywine Global Investment Management, LLC

■

Hotchkis and Wiley Capital Management, LLC

Currently, approximately one-third of the Fund's assets are allocated to Barrow, Hanley, Mewhinney & Strauss, LLC and another one-third to Brandywine Global Investment Management, LLC, who each decide the proportion of assets to invest in equity and fixed-income securities in accordance with the Fund's guidelines. The remaining one-third of the Fund's assets are allocated between the Manager, who invests its allocation in fixed-income securities and Hotchkis and Wiley Capital Management, LLC, who invests its allocation in equity securities.

American Beacon Garcia Hamilton Quality Bond Fund

The Manager allocates the Fund's assets to one sub-advisor, Garcia Hamilton & Associates, L.P.

American Beacon International Equity Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Causeway Capital Management LLC

■

Lazard Asset Management LLC

■

Templeton Investment Counsel, LLC

Currently, the Fund's assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Large Cap Value Fund

The Fund's assets are allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

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Brandywine Global Investment Management, LLC

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Hotchkis and Wiley Capital Management, LLC

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Massachusetts Financial Services Company

Currently, the Fund's assets are allocated in approximately equal amounts to Barrow, Hanley, Mewhinney & Strauss, LLC, Brandywine Global Investment Management, LLC and Hotchkis and Wiley Capital Management, LLC. Approximately twenty percent of the Fund's assets are allocated to Massachusetts Financial Services Company (‘‘MFS''). The Manager may increase the allocation to MFS as the Fund's flows, capacity constraints, and other considerations by the Manager may require.

American Beacon Mid-Cap Value Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Pzena Investment Management, LLC

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WEDGE Capital Management, L.L.P.

Currently, the Fund's assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Small Cap Value Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Brandywine Global Investment Management, LLC

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Foundry Partners, LLC

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Hillcrest Asset Management, LLC

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Hotchkis and Wiley Capital Management, LLC

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Mellon Investments Corporation

The Manager intends to allocate new and existing assets among the Fund's sub-advisors, as permitted by their respective capacity commitments to the Fund and other considerations by the Manager.

Additional Information About Investments

This section provides more detailed information regarding certain of the investments the Funds may invest in as well as information regarding the Funds' strategy with respect to investment of cash balances.

Cash Equivalents

A Fund may invest in cash equivalents including among others, time deposits, certificates of deposit, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.  Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

Commercial paper ("CP") is a short-term, unsecured promissory note issued by finance companies, banks, and corporations generally used as a source of working capital and other short-term financing. CP has maturities ranging from 1 to 270 days.

Cash Management Investments

A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended ("Investment Company Act"), including money market funds that are advised by the Manager or a sub-advisor, and in futures contracts. If a Fund

Prospectus – Additional Information About the Funds	37

invests in money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the money market funds in which a Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund's own operations. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including the risk that a money market fund's yield will be lower than the return that a Fund would have derived from other investments that provide liquidity.

To gain market exposure on cash balances held in anticipation of liquidity needs or reduce market exposure in anticipation of liquidity needs, a Fund also may purchase and sell non-commodity based futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities.

A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. This exposes a Fund to the market risks associated with the underlying securities and indices. Because a Fund will have market exposure simultaneously in both the invested securities and futures contracts, a Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts or the movement in the prices of futures contracts and the value of their underlying investment or indices and that there may not be a liquid secondary market for a futures contract.

Derivative Investments

Derivatives are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may invest in the following derivative instruments, as described in the Fund Summary of each Fund:

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Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A non-deliverable foreign currency forward contract ("NDF") is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

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Futures Contracts. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. A treasury futures contract is a contract for the future delivery of a U.S. Treasury security. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Equity Investments

A Fund's equity investments may include:

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Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be traded via an exchange or over-the-counter. Over the counter stock may be less liquid than exchange-traded stock.

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Convertible Securities. Convertible securities are generally preferred stocks and other securities, including bonds and warrants that are convertible into or exercisable for common stock at a stated price or rate. Convertible debt securities may offer greater appreciation potential than non-convertible debt securities. Convertible securities are senior to common stock in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While typically providing a fixed-income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

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Depositary Receipts. A Fund may invest in securities issued by foreign companies through American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stock trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer.  Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

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Real Estate Investment Trusts (‘‘REITs''). REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as "equity REITs") or invest in mortgages secured by loans on such real estate (known as "mortgage REITs") or both (known as "hybrid REITs"). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of a Fund.

38	Prospectus – Additional Information About the Funds

Fixed Income Instruments

A Fund's investments in fixed income instruments may include:

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Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. The Funds, the Manager, and the sub-advisors do not select the loans or other assets that are included in the collateral backing those pools.

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Government-Sponsored Enterprises. A Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association ("Fannie Mae''), Federal Home Loan Mortgage Corporation ("Freddie Mac''), Federal Farm Credit Banks ("FFCB'') and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers' right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury's commitment to purchase stock to ensure the issuers' positive net worth.

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Investment Grade Securities. Investment grade securities that a Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by a rating organization rating that security (such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch, Inc.) or comparably rated by a sub-advisor if unrated by a rating organization. A Fund, at the discretion of the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

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Mortgage-Related Securities. A Fund can buy interests in pools of residential or commercial mortgages in the form of ‘‘pass-through'' mortgage securities. They may be issued or guaranteed by the U.S. Government, or its agencies and instrumentalities, or by private issuers. Mortgage-related securities may be issued in different series, each having different interest rates and maturities. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages. Mortgage-related securities, including collateralized mortgage obligations (‘‘CMOs''), issued by private issuers are not U.S. Government securities.

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U.S. Government Securities.  U.S. Government securities may include U.S. Treasury securities or debt obligations of U.S. Government-sponsored enterprises.

Floating Rate Securities

The coupon on certain fixed income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Prospectus – Additional Information About the Funds	39

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies the risk factors of each Fund in light of its respective principal investment strategies. These risk factors are explained following the table.

Risk	Balanced Fund	Garcia Hamilton Quality Bond Fund	International Equity Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Allocation Risk	X		X	X	X	X
Asset-Backed and Mortgage Related Securities Risk	X
Counterparty Risk			X
Credit Risk	X	X	X
Currency Risk			X
Cybersecurity and Operational Risk	X	X	X	X	X	X
Equity Investments Risk	X		X	X	X	X
Extension Risk	X	X
Floating Rate Securities Risk		X
Foreign Investing and Emerging Markets Risk	X		X	X	X	X
Futures and Forward Contracts Risk	X		X	X	X	X
Hedging Risk			X
High Portfolio Turnover		X
Interest Rate Risk	X	X
Investment Risk	X	X	X	X	X	X
Issuer Risk	X	X	X	X	X	X
Large Capitalization Companies Risk	X		X	X
Liquidity Risk	X	X
Market Risk	X	X	X	X	X	X
Market Timing Risk			X
Mid-Capitalization Companies Risk	X		X	X	X	X
Mortgage Backed and Mortgage Related Securities Risk		X
Multiple Sub-Advisor Risk	X		X	X	X	X
Other Investment Companies Risk	X	X	X	X	X	X
Prepayment Risk	X	X
Quantitative Strategy Risk						X
Redemption Risk	X	X
Sector Risk	X	X		X	X	X
Securities Lending Risk	X		X	X	X	X
Securities Selection Risk	X	X	X	X	X	X
Segregated Assets Risk	X		X
Socially Responsible Investing		X
Small Capitalization Companies Risk	X		X	X	X	X
Unrated Securities Risk		X
U.S. Government Securities and Government Sponsored Enterprises Risk	X	X
Valuation Risk			X
Value Stocks Risk	X		X	X	X	X

Allocation Risk

This is the risk that a sub-advisor's judgments about, and allocations among, asset classes and market exposures may adversely affect a Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to a Fund of its investment in any underperforming market exposure.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of mortgage-backed

40	Prospectus – Additional Information About the Funds

and asset-backed securities. Therefore, the prices of mortgage-backed and asset-backed securities may decrease more than prices of other fixed income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to "subprime" borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Counterparty Risk

A Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to a Fund. As a result, a Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Credit Risk

A Fund is subject to the risk that the issuer or guarantor of a debt security or a counterparty to a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Currency Risk

A Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency denominated securities may reduce the returns of a Fund. Currency futures, forwards or options may not always work as intended, and in specific cases a Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a Fund may not hedge its currency risks.

Cybersecurity and Operational Risk

A Fund, its service providers, and third-party fund distribution platforms, and shareholders' ability to transact with a Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, interference with a Fund's ability to calculate its net asset value ("NAV"), impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which a Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which a Fund invests, leading to significant loss of value.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. A Fund's investments in U.S. and foreign equity securities may include common stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts (‘‘REITs'') and depositary receipts. Such investments may expose a Fund to additional risks.

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Common Stocks. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock.

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Convertible Securities. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible's price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible's price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

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Depositary Receipts. A Fund may invest in securities issued by foreign companies through ADRs, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. These securities are generally subject to many of the same risks of investing in the foreign securities that they evidence or into which they may

Prospectus – Additional Information About the Funds	41

be converted, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

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REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and net capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.  All REITs are dependent on management skills, are subject to heavy cash flow dependency or self-liquidation and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, and are subject to cash flow dependency and defaults by borrowers, and any REITs could fail to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended (the "Code"), or to maintain its exemption from registration under the Investment Company Act. REITs typically incur fees that are separate from those incurred by a Fund. Accordingly, a Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to indirectly paying Fund expenses.  The value of REIT common stock may decline when interest rates rise.

Extension Risk

If interest rates rise rapidly, or as a result of other factors, repayments of principal of certain debt securities, especially mortgage-related and other types of asset-backed securities, may occur at a slower rate than expected and the expected maturity of these securities could lengthen as a result. Securities that are subject to extension risk generally have greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Floating Rate Securities Risk

The coupon on certain fixed income securities in which a Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, London Interbank Offered Rate ("LIBOR") or a Treasury bill rate. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Foreign Investing & Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. To the extent a Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures and Forward Contracts Risk

Futures and forward contracts are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may use futures and forward contracts as a hedge against foreign currency fluctuations, to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Futures and forward contracts can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. Gains or losses in the value of these instruments may be magnified and be much greater than their original cost (generally the initial margin deposit). Futures and forward contracts require a Fund to post margin to secure its future obligation; if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

Certain of the other risks to which a Fund might be exposed due to its use of futures and forward contracts include the following:

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Forward Contracts. There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of a Fund. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.  Foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract. Foreign currency forward transactions include risks associated with fluctuations in foreign currency. There are no limitations on daily price movements of forward contracts. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

42	Prospectus – Additional Information About the Funds

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Futures Contracts. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of a Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There may not be a liquid secondary market for the futures contract. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Equity index futures contracts expose a Fund to volatility in an underlying securities index. Interest rate and treasury futures contracts expose a Fund to price fluctuations resulting from changes in interest rates. A Fund could suffer a loss if interest rates rise after a Fund has purchased an interest rate futures contract or fall after a Fund has sold an interest rate futures contract. Similarly, treasury futures contracts expose a Fund to potential losses if interest rates do not move as expected.

Hedging Risk

A Fund intends to enter into hedging transactions with the intention of reducing or controlling risk. It is possible that hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing rather than reducing both risk and losses. To the extent that a Fund enters into hedging transactions, its hedges will not be static but rather will need to be continually adjusted based on the sub-advisor's assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of a Fund's hedging strategies will depend on the sub-advisor's ability to implement such strategies efficiently and cost-effectively, as well as on the accuracy of its judgments concerning the hedging positions to be acquired by a Fund. A Fund will not, in general, attempt to hedge all market or other risks inherent in a Fund's investments, and will hedge certain risks only partially, if at all. Certain risks, either in respect of particular investments or in respect of a Fund's overall portfolio, may not be hedged, particularly if doing so is economically unattractive. As a result, various directional market risks may remain unhedged. Gains or losses from positions in hedging instruments may be much greater than the instrument's original cost. The use of hedges may fail to mitigate risks, and may reduce a Fund's return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund's transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate. Frequent trading by a Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund's shareholders when Fund shares are held in a taxable account (including net short-term capital gain distributions, which are taxable to them as ordinary income).

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a Fund's fixed-income investments typically will fall when interest rates rise. A Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to a Fund. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Investment Risk

An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund should not be relied upon as a complete investment program.  The share price of a Fund fluctuates, which means that when you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.  When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer's securities to fall.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes.  Large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Liquidity Risk

When there is little or no active trading market for a specific security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, a Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in a Fund at such times may have a significant adverse effect on a Fund's NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund's ability to buy or sell debt securities and increase the related volatility and trading costs. A Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Prospectus – Additional Information About the Funds	43

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all.  In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.  Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments, the Federal Reserve, and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market's expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The precise details and the resulting impact of the United Kingdom's vote to leave the European Union (the "EU"), commonly referred to as "Brexit," are not yet known. The effect on the United Kingdom's economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund's investments in the United Kingdom and Europe.

Market Timing Risk

A Fund that invests in foreign securities is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific securities in which a Fund may invest, it could be subject to the risk of market timing activities by shareholders. One example of these types of securities is foreign securities. If a Fund trades foreign securities, it generally prices these foreign securities using their closing prices from the foreign markets in which they trade, which typically is prior to a Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a Fund to take advantage of any price differentials that may be reflected in the NAV of a Fund's shares. While the Manager monitors trading in a Fund, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Companies Risk

Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Mortgage Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund's holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-advisor were managing the entire Fund. In addition, while the Manager seeks to allocate the

44	Prospectus – Additional Information About the Funds

Fund's assets among the Fund's sub-advisors in a manner that it believes is consistent with achieving the Fund's investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund's assets among sub-advisors, due to factors that could impact the Manager's revenues and profits.

Other Investment Companies Risk

A Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to a Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, a Fund's investments in money market funds are subject to interest rate risk, credit risk, and market risk.  A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund's investment will decline, adversely affecting a Fund's performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Prepayment Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security's expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility.

Quantitative Strategy Risk

The success of a Fund's investment strategy may depend in part on the effectiveness of a sub-advisor's quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. A sub-advisor's quantitative tools may use factors that may not be predictive of a security's value and any changes over time in the factors that affect a security's value may not be reflected in the quantitative model. A sub-advisor's stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems.

Redemption Risk

A Fund may experience periods of heavy redemptions that could cause a Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a Fund's performance.  This risk is heightened if a Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause a Fund to have to distribute substantial capital gains.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

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Financial Services Sector Risk. To the extent a Fund invests in the financial services sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Fund's shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund's securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of a Fund's securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund.  Borrowers of a Fund's securities typically provide collateral in the form of cash that is reinvested in securities.  A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund's ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities' borrower would not qualify for treatment as "qualified dividend income" (as described under "Distributions and Taxes – Taxes" below).

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for a Fund may decline substantially in value or may not perform to expectations. The portfolio managers' judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. This could result in a Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, including investments in derivatives, a Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold while the position or transaction they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the

Prospectus – Additional Information About the Funds	45

segregation or earmarking of a large percentage of a Fund's assets may, in some circumstances, adversely affect a Fund's ability to take advantage of investment opportunities or meet redemption requests.

Small Capitalization Companies Risk

Investments in small capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they may face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Socially Responsible Investing

A Fund's incorporation of environmental, social and/or governance considerations in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As a result of these considerations, a Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or sell securities when it might be otherwise disadvantageous for it to do so. A Fund's socially responsible investment process may also affect the Fund's exposure to certain sectors or types of investments, which may impact the Fund's relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market.

The Fund's portfolio managers are dependent on available information to assist in the social evaluation process, and, because there are few generally accepted standards to use in such evaluation, the process employed for a Fund may differ from processes employed for other funds.

Unrated Securities Risk

Because a Fund may purchase securities that are not rated by any rating organization, a sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the sub-advisor may not accurately evaluate the security's comparative credit rating. To the extent that a Fund invests in unrated securities, a Fund's success in achieving its investment objective may depend more heavily on the sub-advisor's credit analysis than if a Fund invested exclusively in rated securities.  Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to a Fund. Investments in government-sponsored enterprises, are debt obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association ("Ginnie Mae"); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent a Fund holds securities of such issuer, it might not be able to recover its investment from the U.S. Government.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Value Stocks Risk

Investments in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. This may result in the value stocks' prices remaining undervalued for extended periods of time. While a Fund's investments in value stocks seek to limit potential downside price risk over time, value stock prices still may decline substantially.  In addition, a Fund may produce more modest gains as a trade-off for this potentially lower risk. A Fund's performance also may be affected adversely if value stocks become unpopular with or lose favor among investors. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund's value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Additional Information About Performance Benchmarks

The annual total return of each Fund is compared to a broad-based market index.  Set forth below is additional information regarding the index and composite to which each Fund's performance is compared.

American Beacon Balanced Fund

Market Index

The Fund's performance is compared to the Russell 1000® Value Index and the Bloomberg Barclays US Aggregate Bond Index.  To reflect the Fund's allocation of its assets between investment grade fixed-income securities and equity securities, the Fund's performance is also compared to the Balanced Composite Index, which combines the returns of the Russell 1000® Value Index and the Bloomberg Barclays US Aggregate Bond Index in a 60%/40% proportion.

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Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

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The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes components for Treasuries, government-related and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

American Beacon Garcia Hamilton Quality Bond Fund

Market Index

The Fund's performance is compared to the Bloomberg Barclays US Aggregate Bond Index. Set forth below is additional information regarding the index to which the Fund's performance is compared.

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The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes components for Treasuries, government-related and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

46	Prospectus – Additional Information About the Funds

American Beacon International Equity Fund

Market Index

The Fund's performance is compared to the MSCI® EAFE Index.

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The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

American Beacon Large Cap Value Fund

Market Index

The Fund's performance is compared to the Russell 1000® Value Index.

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Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

American Beacon Mid-Cap Value Fund

Market Index

The Fund's performance is compared to the Russell Midcap Value® Index.

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The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index. Russell Midcap Index, Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company.

American Beacon Small Cap Value Fund

Market Index

The Fund's performance is compared to the Russell 2000® Value Index.

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The Russell 2000® Value Index is a registered trademark of Frank Russell Company. The Russell 2000® Value Index is an unmanaged index of those stocks in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks.

Notices Regarding Index Data:

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent.

American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the "Manager") serves as the Manager and administrator of the Funds. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Manager is not registered as a commodity pool operator ("CPO") with respect to the Funds in this Prospectus in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swaps Dealer and Intermediary Oversight ("Division") of the Commodity Futures Trading Commission ("CFTC"). Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exclusion in CFTC Regulation 4.5. In addition, on behalf of the Funds, the Manager has also filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.

Prospectus – Fund Management	47

For the fiscal year ended October 31, 2018, each Fund identified below paid aggregate management fees to the Manager and investment advisory fees to its sub-advisor(s) as a percentage of each Fund's average daily net assets, net of waivers and recoupments, as follows:

American Beacon Fund	Aggregate Management and Investment Advisory Fees
Balanced	0.52%
Garcia Hamilton Quality Bond Fund	0.32%
International Equity	0.63%
Large Cap Value	0.55%
Mid-Cap Value	0.77%
Small Cap Value	0.73%

During the fiscal year ended October 31, 2018, the Manager voluntarily reimbursed expenses that were incurred by the Funds listed in the table below. The table below shows those Fund's total annual operating expenses during the fiscal year ended October 31, 2018, net of voluntary expense reimbursement, if applicable. Each Fund's gross total operating expenses are disclosed in the "Fund Summaries - Fees and Expenses of the Fund" section of the prospectus. The total annual operating expenses reflected below do not correlate to the "Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement" line item in the "Fund Summaries - Fees and Expenses of the Fund" section of the prospectus because the total annual operating expenses reflected below reflect the deduction of expenses incurred by the Funds that were voluntarily waived by the Manager.

Total Annual Fund Operating Expenses Net of Voluntary Expense Reimbursement (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C
Balanced Fund	0.83%	1.54%
Large Cap Value Fund		1.54%
Small Cap Value Fund		1.76%

As compensation for services provided by the Manager in connection with securities lending activities conducted by a Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this prospectus, each Fund, except for the Garcia Hamilton Quality Bond Fund, intends to engage in securities lending activities.

A discussion of the Board's consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements among the Trust, on behalf of the Funds, each sub-advisor and the Manager is available in the Funds' annual report for the period ended October 31, 2018.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for a Fund in order to maintain competitive expense ratios for the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The American Beacon team members, except for Samuel Silver and Erin Higginbotham, discussed below are jointly and primarily responsible for the day-to-day management oversight of the sub-advisors, including reviewing the sub-advisors' performance, allocating the Fund's assets among the sub-advisors and the Manager, as applicable, and investing the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments. Mr. Silver and Ms. Higginbotham are jointly and primarily responsible for the day-to-day management of the fixed income portion of the Balanced Fund allocated to the Manager.

American Beacon Funds	Team Members
Balanced	Kirk L. Brown, Paul B. Cavazos, Erin Higginbotham, Mark M. Michel, Gene L. Needles, Jr., Samuel Silver
International Equity	Kirk L. Brown, Paul B. Cavazos, Mark M. Michel, Gene L. Needles, Jr.
Large Cap Value	Kirk L. Brown, Paul B. Cavazos, Mark M. Michel, Gene L. Needles, Jr.
Mid-Cap Value and Small Cap Value	Cynthia M. Thatcher, Paul B. Cavazos, Gene L. Needles, Jr, Colin J. Hamer

Kirk L. Brown is Senior Portfolio Manager, and has served on the portfolio management team since February 1994. Mr. Brown is a CFA® charterholder.

Paul B. Cavazos is Chief Investment Officer and joined the Manager and has served on the portfolio management team since 2016. Prior to joining the Manager, Mr. Cavazos was Chief Investment Officer and Assistant Treasurer of DTE Energy from 2007 to 2016.

Colin J. Hamer is Associate Portfolio Manager, and has served on the portfolio management team since 2018. Mr. Hamer has served on the asset management team since January 2015, is a CFA® charterholder, and has earned the Chartered Alternative Investment Analyst (CAIA) designation. Prior to joining the Manager, Mr. Hamer worked at Fidelity Investments in various investment-related roles from 2008 to 2014.

Ms. Higginbotham has served as Senior Portfolio Manager to the American Beacon Balanced Fund since February 2011. She has responsibility for credit and relative value analysis of corporate bonds. Ms. Higginbotham managed cash and money market portfolios at American Beacon Advisors and has been a Portfolio Manager since April 2003 and became a Senior Portfolio Manager in April 2005. Ms. Higginbotham is a CFA® charterholder.

Mark M. Michel is Associate Portfolio Manager, and has served on the portfolio management team since 2018. Mr. Michel has served on the asset management team since February 2016 and is a CFA® charterholder. Prior to joining the Manager, Mr. Michel worked at JPMorgan as a senior portfolio analyst from 2013 to 2016.

48	Prospectus – Fund Management

Gene L. Needles, Jr. has served as Chief Executive Officer of the Manager since April 2009, President of the Manager from 2009 to 2018, and has served on the portfolio management team since June 2011. Prior to joining the Manager, Mr. Needles was President of Touchstone Investments from 2008 to 2009 and President and CEO of AIM Distributors from 2004 to 2007.

Samuel Silver oversees the team responsible for the portfolio management of a portion of the fixed-income assets of the American Beacon Balanced Fund. Mr. Silver has been with the Manager since September 1999 and has served as Vice President, Fixed Income Investments since October 2011. Prior to October 2011, Mr. Silver was a Senior Portfolio Manager, Fixed Income Investments.

Cynthia M. Thatcher is Portfolio Manager, and became a member of the portfolio management team upon joining the Manager in December 1999. Ms. Thatcher is a CFA® charterholder.

Messrs. Cavazos and Needles are responsible for recommending sub-advisors to the Fund's Board of Trustees. Messrs. Brown, Hamer, and Michel, and Ms. Thatcher oversee the sub-advisors, review the sub-advisors' performance and allocate the Fund's assets among the sub-advisors, as applicable.

The Funds' SAI provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.

The Sub-Advisors

Set forth below is a brief description of each sub-advisor and the portfolio managers who are jointly and primarily responsible for the day-to-day management of the sub-advisor's allocation of a Fund. The SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

All other assets of a corporate client of the Manager, its affiliates and employee retirement plans under management by each respective sub-advisor (except assets managed by Barrow under the HALO Bond Program), where applicable, may be considered when calculating the fees for each sub-advisor. Including these assets may lower the investment advisory fees for each applicable Fund.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC (‘‘Barrow''), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is an affiliate of BrightSphere Investment Group plc, a public company listed on the New York Stock Exchange (Ticker: BSIG). As of December 31, 2018, Barrow had discretionary investment management authority with respect to approximately $71.9 billion of assets, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities.

Barrow serves as a sub-advisor to the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value Fund. Barrow manages client assets on a team basis for their equity and fixed-income strategies. The members of the team for each American Beacon Fund are listed below.

Name and Title of Portfolio Managers	Length of Service to Fund	Business Experience Past 5 Years
Balanced & Large Cap Value
James P. Barrow Portfolio Manager/Founding Director	Since Inception (1987)	Portfolio Manager/Barrow
Mark Giambrone Portfolio Manager/Managing Director	Since 2015	Portfolio Manager/Barrow
Mid-Cap Value Fund
James P. Barrow Portfolio Manager/Founding Director	Since Inception (2004)	Portfolio Manager/Barrow
Mark Giambrone Portfolio Manager/Managing Director	Since Inception (2004)	Portfolio Manager/Barrow
Terry L. Pelzel Portfolio Manager/Director	Since 2018	Portfolio Manager/Barrow
Small Cap Value Fund
James S. McClure Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow
John P. Harloe Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow
Balanced Fund
J. Scott McDonald Portfolio Manager/Managing Director Co-Head of Fixed Income	Since 1998	Portfolio Manager/Barrow
Mark C. Luchsinger Portfolio Manager/Managing Director Co-Head of Fixed Income	Since 1998	Portfolio Manager/Barrow
Deborah A. Petruzzelli Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow
Rahul Bapna Portfolio Manager/Managing Director	Since 2019	Portfolio Manager/Barrow

All of Barrow's equity portfolio managers and analysts work as a team for the purposes of generating and researching investment ideas. Portfolio managers have broad research responsibilities, although they focus their efforts on particular sectors. Analysts have specific sector/industry assignments for more specialized, in-depth research.

Barrow manages its fixed-income portion of the American Beacon Balanced Fund using a team approach, with investment strategy decisions resulting from a consensus of its fixed-income professionals including senior portfolio managers and dedicated research analysts. All portfolio managers are generalists, but

Prospectus – Fund Management	49

each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy. Fixed income research responsibilities are divided among the team members, each specializing in areas in which they have particular expertise and interest. Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC ("Brandywine Global''), 1735 Market Street, Suite 1800, Philadelphia, PA 19103, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2018, Brandywine Global had assets under management totaling approximately $72.2 billion, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities.

Brandywine Global serves as a subadvisor to the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and the American Beacon Small Cap Value Fund.

Brandywine Global Portfolio Managers for the American Beacon Balanced and American Beacon Large Cap Value Funds

Patrick S. Kaser, CFA is head of the Fundamental Equity team and serves as lead portfolio manager on the Classic Large Cap Value strategy. Mr. Kaser is responsible for researching the financial and healthcare sectors, contributing insights and stock recommendations. He joined the firm in 1998. He is a member of the firm's Executive Board. Before becoming a portfolio manager, Mr. Kaser worked for the firm as an analyst on the Large Cap Value Equity team. He was also with Dean Witter as an account executive (1996-1997). Mr. Kaser is a CFA® charterholder. He is a member of the CFA Society of Philadelphia and has been quoted in The Wall Street Journal, BusinessWeek, The Washington Post, Barron's and has appeared on Bloomberg television and radio.

James J. Clarke serves as a portfolio manager for our Classic Large Cap Value Equity strategy. He rejoined the firm in December 2008 after three years serving as a founding partner of Clarke Bennitt, LLC and co-portfolio manager of the concentrated, all-cap Montchanin funds. From 1997 to 2005, Mr. Clarke worked as an equity analyst and portfolio manager for Brandywine Global' s large, mid and small cap value equity portfolios and was responsible for research coverage of the machinery and REIT sectors, contributing insight and stock recommendations for all of the firm's domestic equity products. Prior to his initial term of employment with Brandywine Global, Mr. Clarke worked as a financial analyst at Morgan Stanley in New York and Tokyo (1991-1995).

Brandywine Global Portfolio Managers for the American Beacon Balanced Fund

Gerhardt (Gary) P. Herbert, CFA, Portfolio Manager & Head of Global Credit - Gary is a portfolio manager and head of global credit. Gary joined Brandywine Global in March 2010, bringing with him over 20 years of high yield experience. Previously, Gary was a Managing Director, Portfolio Manager with Guggenheim Partners, LLC (2009-2010); a Managing Director, Portfolio Manager with Dreman Value Management, LLC (2007-2009); and an Executive Director, Portfolio Manager (1999-2007) and Associate (1994-1998) with Morgan Stanley Investment Management. Gary earned his M.B.A. with Honors from Columbia University, and a Bachelor Degree from Villanova University. He also holds his Chartered Financial Analyst certification and is a member of the Philadelphia Scholars Program Investment Committee.

David F. Hoffman, CFA, Managing Director & Portfolio Manager -  David is co-lead portfolio manager for Brandywine's Global U.S. Fixed Income Strategy. He joined the Firm in 1995. Previously, David was president of Hoffman Capital, a global financial futures investment firm (1991-1995); head of fixed income investments at Columbus Circle Investors (1983-1990); senior vice president and portfolio manager at INA Capital Management (1979-1982), and fixed income portfolio manager at Provident National Bank (1975-1979). David is a CFA® charterholder and earned a B.A. in Art History from Williams College. He is a member of the Firm's Executive Board, currently serving as the Board's chair.

Jack P. McIntyre, CFA, Portfolio Manager - Jack is a portfolio manager for Brandywine's Global U.S. Fixed Income Strategy. He joined the Firm in 1998. Previously, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990), and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989). Jack is a CFA® charterholder and earned an M.B.A. in Finance from the Leonard N. Stern Graduate School of Business at New York University and a B.B.A. in Finance from the University of Massachusetts, Amherst.

Anujeet Sareen, CFA, Portfolio Manager - Anujeet Sareen is a portfolio manager for Brandywine's Global U.S. Fixed Income Strategy. Prior to joining the Firm in 2016, Anujeet was a managing director of global fixed income and a global macro strategist, as well as chair of the Currency Strategy Group at Wellington Management in Boston. Over his 22-year career at Wellington (1994-2016), he held a variety of roles while cultivating extensive fixed income and currency management experience. Anujeet is a CFA® charterholder and earned a B.A. in Computer Science from Brown University.

Stephen S. Smith, is co-lead portfolio manager for Brandywine's Global U.S. Fixed Income Strategy. He joined the firm in 1991 to diversify the firm's investment strategies and start the global fixed income product. Previously, Mr. Smith was with Mitchell Hutchins Asset Management, Inc. as managing director of taxable fixed income (1988-1991); Provident Capital Management, Inc. as senior vice president overseeing taxable fixed income (1984-1988); Munsch & Smith Management as a founding partner (1980-1984), and First Pennsylvania Bank as vice president and portfolio manager in the fixed income division (1976-1980).

Brandywine Global Portfolio Managers for the American Beacon Small Cap Value Fund

Henry F. Otto is the founder and co-lead portfolio manager of the Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). Mr. Otto is a member of the firm's Executive Board.

Steve M. Tonkovich is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team's continual refinement of the Diversified Value Equity investment process and the firm's ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989) and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). He is a member of the firm's Executive Board.

CAUSEWAY CAPITAL MANAGEMENT LLC ("Causeway"), 11111 Santa Monica Blvd., 15th Floor, Los Angeles, California 90025, is an international and global equity investment management firm. Causeway began operations in June 2001. As of December 31, 2018, Causeway had approximately $51.44 billion in assets under management. Causeway serves as a sub-advisor to the American Beacon International Equity Fund.

Causeway's portion of the American Beacon International Equity Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Conor Muldoon, Foster Corwith, Alessandro Valentini, and Ellen Lee.

Sarah H. Ketterer is the Chief Executive Officer. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (‘'MLIM'') since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has co-managed the Fund since August 2001.

50	Prospectus – Fund Management

Harry W. Hartford is the President. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has co-managed the Fund since August 2001.

James A. Doyle is a Director of Causeway and is responsible for research in the healthcare, technology, and telecommunication sectors. He joined the firm as a Director and Portfolio Manager in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has co-managed the Fund since January 2006.

Jonathan P. Eng is a Director of Causeway and is responsible for research in the global consumer discretionary, industrials and materials sectors. Mr. Eng joined the firm as a Research Associate in July 2001 and became a Portfolio Manager and Director in 2002. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has co-managed the Fund since January 2006.

Conor Muldoon is a Director of Causeway and is responsible for research in the global financials and materials sectors. Mr. Muldoon joined the firm in August 2003 as a Research Associate and became a Portfolio Manager in 2010. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as liaison between institutional clients and investment managers within Fidelity. Mr. Muldoon has co-managed the Fund since 2010.

Foster Corwith is a Director of Causeway and is responsible for research in the global industrials and consumer sectors. Mr. Corwith joined the firm in July 2006 as a Research Associate and became a Portfolio Manager in 2013. From 2003 to 2004, Mr. Corwith was a project manager in the Corporate Services group of The Bank of New York, where he oversaw the integration of trading platforms for 200 broker-dealer clients acquired during the firm's merger with Mellon Financial. From 2001- 2003, Mr. Corwith was an analyst in Credit Suisse First Boston's prime brokerage unit, where he worked as a liaison between the group's security lending, technology, and account management groups. From 2000-2001, Mr. Corwith was a management trainee at Donaldson Lufkin & Jenrette, working with the equity research team.

Alessandro Valentini is a Director of Causeway and is responsible for research in the global health care and financial sectors. Mr. Valentini joined the firm in July 2006 as a Research Associate and became a Portfolio Manager in 2013. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management, where he conducted fundamental research for the International Value Fund and the Value Fund, focusing on the European telecommunication and Canadian oil sectors. From 2000 to 2004, Mr. Valentini worked as a financial analyst at Goldman Sachs in the European Equities Research-Sales division in New York.

Ellen Lee is a Director of Causeway and is responsible for research in the global utilities and energy sectors. Ms. Lee joined the firm in August as a Research Associate and became a Portfolio Manager in January 2015. During the summer of 2006, Ms. Lee interned at Tiger Asia, a long short equity hedge fund focused on China, Japan, and Korea. From 2001-2004, Ms. Lee was an associate in the Mergers and Acquisitions division of Credit Suisse First Boston in Seoul, where she advised Korean corporates and multinational corporations. From 1999-2000, she was an analyst in the Mergers and Acquisitions division of Credit Suisse First Boston in Hong Kong. Ms. Lee has co-managed the Fund since 2015.

Steven Nguyen is a Director and Fundamental Portfolio Manager of Causeway and is responsible for investment research in the global energy, utilities and health care sectors. He joined the firm in April 2012. From 2006 to 2012, Mr. Nguyen was a Senior Credit Analyst at Bradford & Marzec covering high yield and investment grade companies in the telecommunication services, cable, media, gaming, insurance, and REIT industries. From 2003 to 2006, Mr. Nguyen was a Credit Analyst/Portfolio Manager in the corporate bond department of Allegiance Capital. Mr. Nguyen earned a BA in Business Economics from Brown University and an MBA, with honors, from the UCLA Anderson School of Management. He is a CFA charterholder.

FOUNDRY PARTNERS, LLC ("Foundry") 323 Washington Avenue North, Suite 360, Minneapolis, MN 55401, is an investment management company with assets under management of $1 billion as of December 31, 2018. Foundry was founded in 2013 and is a boutique asset management company that specializes in providing active management. Foundry purchased growth and value teams from ClearArc Capital, formerly Fifth Third Asset Management, and the small cap value team from Dreman Value Management, LLC ("Dreman"), a former sub-advisor to the Small Cap Value Fund. Foundry serves as a sub-advisor to the American Beacon Small Cap Value Fund.  The members of the team for the Fund are listed below.

Mark Roach has served as the Lead Portfolio Manager for Foundry's portion of the American Beacon Small Cap Value Fund since 2010. Mr. Roach has been with Foundry since 2016. Prior to joining Foundry, Mr. Roach was a Lead Portfolio Manager at Dreman from 2006 to 2016.

Mario Tufano has served as Associate Portfolio Manager for Foundry's portion of the American Beacon Small Cap Value Fund since 2010. Mr. Tufano has been with Foundry since 2016. Prior to joining Foundry, Mr. Tufano was an Associate Portfolio Manager at Dreman from 2007 to 2016.

GARCIA HAMILTON & ASSCOIATES, L.P. ("Garcia Hamilton"), 1401 McKinney Street, Suite 1600, Houston, Texas 77010, is an investment management company with assets under management of $12.6 billion as of December 31, 2018. Garcia Hamilton was founded in 1988 and offers high quality fixed income strategies for institutional investors. Its diversified client base includes public funds, jointly-trusteed plans, endowments and corporations.

Garcia Hamilton serves as sub-advisor to the American Beacon Garcia Hamilton Quality Bond Fund. Investment decisions for the Fund are based on decisions made by Garcia Hamilton's Investment Management Team. Collectively, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

Gilbert Andrew Garcia, CFA, is a Managing Partner and Portfolio Manager and began working at Garcia Hamilton in 2002. His responsibilities include portfolio management and investment research.

Nancy Rodriguez is a Portfolio Manager and began working at Garcia Hamilton in 1998. Her responsibilities include portfolio management and investment research.

HILLCREST ASSET MANAGEMENT, LLC ("Hillcrest"), 2805 Dallas Parkway, Suite 250, Plano, TX 75093, is an investment management company with assets under management of $467 million as of December 31, 2018. Hillcrest provides portfolio management in small cap value, small cap core and midcap US equities. Hillcrest was founded in 2007 and is an independent, employee-controlled company which manages assets using Behavioral Finance techniques. Hillcrest serves as sub-advisor to the American Beacon Small Cap Value Fund. Hillcrest personnel primary responsible for managing the Fund are:

Brian R. Bruce, CEO and Chief Investment Officer.  Mr. Bruce has been with Hillcrest since its inception in July 2007 as the CEO and Chief Investment Officer and oversees all business and investment activities at the firm.

Brandon Troegle, CFA, Managing Director, Fundamental Analysis and Portfolio Manager. Mr. Troegle is a partner at Hillcrest and an analyst and portfolio manager focusing on the firm's security selection. Mr. Troegle has been with Hillcrest since its inception in July 2007.

Prospectus – Fund Management	51

Douglas Stark, CFA, Managing Director, Portfolio Management and Research. Mr. Stark is a partner at Hillcrest and focuses on the firm's research and portfolio management. Mr. Stark has been with Hillcrest since January 2008. Prior to joining Hillcrest, Mr. Stark was Partner, Senior Vice President, and Director of Research at Martingale Asset Management from 1996 to 2007.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC ("Hotchkis"), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439, is a professional investment management firm. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor was organized as an investment advisor in 1980. Hotchkis had approximately $27.2 billion in investment company and other portfolio assets under management as of December 31, 2018.

Hotchkis serves as a subadvisor to the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and the American Beacon Small Cap Value Fund.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis' investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the ‘'target portfolios.'' Investment ideas for each Fund are generated by Hotchkis' investment team.

Although portions of the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund are managed by Hotchkis' investment team, Hotchkis has identified the portfolio managers with the most significant responsibility for Hotchkis' portion of each Fund's assets. This list does not include all members of the investment team.

Hotchkis Portfolio Managers for the American Beacon Balanced and American Beacon Large Cap Value Funds

George Davis, Judd Peters, Scott McBride, and Patricia McKenna participate in the investment research review and decision making process for the Funds. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day-to-day management of the Funds:

Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Davis has been a Portfolio Manager since 1989 and Chief Executive Officer since 2001. In his role as portfolio manager, Mr. Davis plays an integral part in the investment research review and decision-making process. He coordinates the day-to-day management of large cap fundamental value, large cap diversified value, mid cap value and value opportunities portfolios, represents these strategies to current and prospective clients, as well as provides expertise and insight into the capital goods and financials sectors. Prior to joining the firm, Mr. Davis was an assistant to the senior partner of RCM Capital Management. He began his career in equity research with internships at Cramer, Rosenthal & McGlynn and Fidelity Management & Research. Mr. Davis received his BA in Economics and History and MBA from Stanford University.

Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999 and has been a Portfolio Manager since 2003. In his role as portfolio manager, Mr. Peters plays an integral part in the investment research review and decision-making process as well as coordinates the day-to-day management of large cap fundamental value, large cap diversified value, small cap diversified value and global value portfolios. He also provides expertise and insight into the capital goods, energy and technology sectors. Prior to joining the firm, Mr. Peters was an analyst in the corporate finance department of an investment banking firm. Mr. Peters, a CFA® charterholder, received his BA in Mathematics and a BS in Biochemistry from University of California, San Diego.

Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in 2001 and has been a Portfolio Manager since 2004. Mr. McBride, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995 and has been a Principal since 2001. In his role as portfolio manager, Mr. McBride plays an integral part in the investment research review and decision-making process as well as coordinates the day-to-day management of large cap fundamental value, large cap diversified value and global value portfolios. He also provides expertise and insight into the consumer, financials, healthcare and technology sectors. Prior to joining the firm, Mr. McBride was an associate consultant with Deloitte Consulting and worked as an investment marketing analyst with Fidelity Investments. Mr. McBride, a CFA® charterholder, received his BA in Economics from Georgetown University and MBA from Columbia University.

Ms. McKenna, Portfolio Manager, joined Hotchkis' investment team in 1995. In her role as portfolio manager, Ms. McKenna plays an integral part in the investment research review and decision-making process and represents the large cap fundamental value and large cap diversified value strategies to current and prospective clients. She also provides expertise and insight into the consumer and healthcare sectors. Prior to joining the firm, Ms. McKenna was an equity analyst at Trust Company of the West. Before entering the field of investment management, she worked for five years in corporate finance at Bankers Trust and then at Fieldstone Private Capital Group. Ms. McKenna began her career as a forensic accountant in 1983. Ms. McKenna has been employed with Hotchkis for 22 years. Ms. McKenna, a CFA® charterholder, received her BA in Economics with distinction from Stanford University and MBA from Harvard Business School.

Hotchkis Portfolio Managers for the American Beacon Small Cap Value Fund

David Green, Jim Miles, Judd Peters, and Ryan Thomes participate in the investment research review and decision-making process for the Fund and coordinate the day-to-day management of the Fund.

Mr. Green, Principal and Portfolio Manager, joined Hotchkis' investment team in 1997. In his role as portfolio manager, Mr. Green plays an integral part in the investment research review and decision-making process. He coordinates the day-to-day management of small cap value and value opportunities portfolios, represents these strategies to current and prospective clients, as well as provides expertise and insight into Special Situations. Prior to joining the firm, Mr. Green worked as a senior equity analyst with Goldman Sachs Asset Management on the Broad Market Value team. Before joining Goldman Sachs, he worked as an equity analyst with Prudential Investment Corporation where he began his investment career in 1990. Mr. Green's investment experience is focused primarily on analysis of publicly traded equities. Mr. Green, a CFA® charterholder, received his BA in Economics with honors from the University of California, Berkeley and is a member of Phi Beta Kappa.

Mr. Miles, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Hotchkis' investment team has managed Hotchkis' portion of the Fund since its inception in 1998. In his role as portfolio manager, Mr. Miles plays an integral part in the investment research review and decision-making process. He coordinates the day-to-day management of small cap value portfolios, represents all strategies to current and prospective clients, as well as provides expertise and insight into the consumer and technology sectors. Prior to joining the firm, Mr. Miles was a vice president in corporate finance at BT Securities Corporation, an affiliate of Bankers Trust. He specialized in lending to and arranging debt for highly leveraged companies. Mr. Miles received his BS in Mechanical Engineering and MS in Engineering from Stanford University and MBA from the University of California, Los Angeles.

Mr. Peters, Portfolio Manager, has 19 years of investment experience of which 17 are with Hotchkis. Mr. Peters led the effort to create the Small Cap Diversified Value strategy in 2005. Mr. Peters plays an integral part in the investment research review and decision-making process as well as coordinates the day-to-day management of the Small Cap Diversified Value portfolios. Prior to joining the firm, Mr. Peters was an analyst in the corporate finance department

52	Prospectus – Fund Management

of Wedbush Morgan Securities. Mr. Peters, a CFA charterholder, received his BA in Mathematics and a BS in Biochemistry from University of California, San Diego. Mr. Peters is an equity owner of Hotchkis.

Mr. Thomes, Portfolio Manager, has 14 years of investment experience of which 9 are with Hotchkis. Mr. Thomes co-manages the Small Cap Diversified Value along with Mr. Peters. Prior to joining the firm, Mr. Thomes was a global equity senior research associate for Jeffrey Slocum and Associates. Mr. Thomes began his investment career as a research analyst at Berthel Schutter LLC. Mr. Thomes, a CFA charterholder, received his BS in Entrepreneurial Management and Finance from the University of Minnesota. Mr. Thomes is an equity owner of Hotchkis.

LAZARD ASSET MANAGEMENT LLC ("Lazard"), 30 Rockefeller Plaza, 55th floor, New York, New York 10112, an investment advisor, is a subsidiary of Lazard Frères & Co. LLC, a New York Limited Liability Company. Lazard and its affiliates provided investment management services to client discretionary accounts with assets totaling approximately $192.8 billion as of December 31, 2018, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities. Lazard serves as a sub-advisor to the American Beacon International Equity Fund.

The following individuals comprise Lazard's International Equity management team, which is responsible for the day-to-day management of a portion of the American Beacon International Equity Fund. Responsibility is shared equally among each member of the team.

John R. Reinsberg is a Deputy Chairman of Lazard with responsibility for international and global strategies. He is also Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. He joined Lazard in 1992 and began working in the investment field in 1981. Mr. Reinsberg has co-managed Lazard's portion of the Fund since March 1999.

Michael A. Bennett is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international equity teams. He joined Lazard in 1992 and has worked in the investment field since 1986. Mr. Bennett has co-managed Lazard's portion of the Fund since May 2003.

Michael G. Fry is a Managing Director and Portfolio Manager/Analyst on various international equity teams. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. He joined Lazard in 2005 and has worked in the investment field since 1981. He has co-managed Lazard's portion of the Fund since November 2005.

Michael S. Powers is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international equity teams. He began working in the investment field in 1990 when he joined Lazard and has co-managed Lazard's portion of the Fund since May 2003.

Kevin J. Matthews is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international equity teams. Prior to joining the investment teams, he was a Research Analyst from 2001 to 2010 with a background in financials, automotive, aerospace, and capital goods sectors. He joined Lazard in 2001 and has co-managed Lazard's portion of the Fund since 2013.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 111 Huntington Avenue, Boston, MA 02199, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924. As of December 31, 2018, net assets under management of the MFS organization were approximately $428.4 billion, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities. MFS serves as a sub-advisor to the American Beacon Large Cap Value Fund, and Steven Gorham and Nevin Chitkara co-manage MFS' Large Cap Value Equity strategy of the Fund.

Mr. Gorham is an Investment Officer of MFS and has been employed in the investment area of MFS since 1992.

Mr. Chitkara is an Investment Officer of MFS and has been employed in the investment area of MFS since 1997.

Mellon Investments Corporation ("Mellon"), One Boston Place, Boston, Massachusetts 02108, is a subsidiary of The Bank of New York Mellon Corporation. Assets under management as of December 31, 2018 were $493 billion. Certain of the assets managed by Mellon are managed as dual officers of affiliated entities. Mellon serves as a sub-advisor to the American Beacon Small Cap Value Fund.

Mellon Portfolio Managers for the American Beacon Small Cap Value Fund
Joseph M. Corrado, Senior Managing Director, is the lead portfolio manager for the US Small Cap Value Equity strategy for Mellon and he oversees the US Small Cap Value team. Mr. Corrado joined Mellon in 1986.

Edward R. Walter, Managing Director, has served as US Small Cap Value Equity portfolio manager for Mellon since May 2004. Prior to becoming a portfolio manager, Mr. Walter served as research analyst, and he continues to fulfill certain research responsibilities in conjunction with his portfolio management duties. Mr. Walter focuses on the Health Care, Technology, and Industrial sectors.

Mr. Corrado and Mr. Walter have managed a portion of the American Beacon Small Cap Value Fund since September 2004.

PZENA INVESTMENT MANAGEMENT, LLC ("Pzena"),320 Park Avenue 8th Floor, New York, New York 10022, is a majority employee-owned investment management firm founded in 1995. As of December 31 2018, Pzena had assets of approximately $33.4 billion under management, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities. Pzena serves as a sub-advisor to the American Beacon Mid-Cap Value Fund. Investment decisions for the portion of the American Beacon Mid-Cap Value Fund sub-advised by Pzena are made by a three person investment team. The team consists of Richard S. Pzena, Ben Silver and John Flynn. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Richard Pzena is Founder, Managing Principal, Co-Chief Investment Officer, Portfolio Manager, and member of the firm's Executive Committee. Mr. Pzena is the architect of the firm's investment strategy and conceived and developed the firm's proprietary screening model. He serves as co-portfolio manager for the U.S. Large Cap and Mid Cap strategies, Focused Value, and U.S. Best Ideas. Mr. Pzena began the firm in 1995. Prior to forming Pzena Investment Management, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein as an oil industry analyst and was named to the Institutional Investor All America Research Team for three years running. Mr. Pzena also served as Chief Investment Officer, Small Cap Equities. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from The Wharton School of the University of Pennsylvania.

John Flynn is a Principal and Portfolio Manager. Mr. Flynn is a co-portfolio manager for the U.S. Mid Cap and Large Cap strategies, along with the Focused Value and Small Cap Focused Value services. Mr. Flynn became a member of the firm in 2005. Prior to Joining Pzena Investment Management, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity Investment firm. He earned a B.A. in Music from Yale University and an M.B.A. with distinction from the Harvard Business School.

Prospectus – Fund Management	53

Ben Silver is a Principal and Portfolio Manager. Mr. Silver serves as co-portfolio manager for the U.S. Mid Cap, Large Cap, and Global strategies, along with the Focused Value and Small Cap Focused Value services. Mr. Silver became a member of the firm in 2001. Prior to Joining Pzena Investment Management, Mr. Silver was a research analyst at Levitas & Company, a value-based equity hedge fund, and a manager for Ernst & Young LLP in their Financial Services Group. He earned a B.S. magna cum laude in Accounting from Sy Syms School of Business at Yeshiva University. Mr. Silver is a Certified Public Accountant and holds the Chartered Financial Analyst designation. Mr. Silver joined the portfolio management team of the Mid-Cap Value Fund in 2017.

TEMPLETON INVESTMENT COUNSEL, LLC ("Templeton"), 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series, Fiduciary Trust, Bissett, Darby, Balanced Equity Management and K2 investment teams. The San Mateo, CA-based company has over 65 years of investment experience and more than $649.9 billion in assets under management as of December 31, 2018, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities.

Antonio T. Docal, Mr. Docal is President, Templeton Investment Counsel, LLC and Director of Portfolio Management for the Templeton Global Equity Group and has served in these positions since 2003 and 2018, respectively.

Peter A. Nori, Mr. Nori is Executive Vice President of Templeton Investment Counsel, LLC and Portfolio Manager for the Templeton Global Equity Group and has served in the position since 2002.

Matthew Nagle, Mr. Nagle has served as Executive Vice President of Templeton Investment Counsel, LLC since 2015 and Portfolio Manager for the Templeton Global Equity Group since 2007.

Messrs. Docal, Nori and Nagle have served as portfolio managers of the American Beacon International Equity Fund since June 2012, December 2014, and January 2018, respectively.

WEDGE CAPITAL MANAGEMENT, L.L.P. ("WEDGE"), 301 South College Street, Suite 3800, Charlotte, NC 28202, is an investment management company with assets under management of $10.5 billion as of December 31, 2018. WEDGE was founded in 1984, in Charlotte, North Carolina by a group of investment professionals who had previously managed the common trust funds of a nationally oriented bank. Initially, venture capital funding was provided by the WEDGE International Group of Houston, Texas. In 1989, the firm's founders purchased the venture capital position and WEDGE has been independently owned since that time. The firm is currently owned and operated by eight active General Partners. WEDGE has served as a sub-advisor to the American Beacon Mid-Cap Value Fund and the following individuals have served as portfolio managers to the American Beacon Mid-Cap Value Fund since 2015.

John Carr, General Partner, has twenty-five years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2011, Mr. Carr was a Partner and Senior Vice President at Callan Associates where he managed the southern region from the Atlanta office from 2006 to 2011. He has former portfolio management experience with INVESCO Institutional and Trusco Capital Management.

Brian Pratt, CFA, General Partner, has eleven years of investment experience and is responsible for mid-cap equity research. Prior to joining WEDGE in 2007, Mr. Pratt worked as a litigation consultant with Tucker Alan and Navigant Consulting, providing financial and accounting advisory services in large commercial disputes. He is a member of the firm's Investment Policy Committee.

Michael D. Ritzer, CFA, General Partner, has thirteen years of investment experience and is responsible for mid cap equity research. Prior to joining WEDGE in 2010, Mike was a Senior Analyst at Freestyle Fund Services Company in New York, NY. He was formerly an Investment Banking Analyst for Jefferies & Company. Mike received his Bachelor of Science in Commerce degree with a concentration in Finance and a second major in English from the McIntire School of Commerce at the University of Virginia. He received his Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. Mike is a member of the firm's Investment Policy Committee.

Richard Wells, General Partner, has thirty-five years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2011, Mr. Wells was a Partner and Director of National Sales with DePrince, Race & Zollo, Inc., in Winter Park, Florida from 1998 to 2011. He was formerly associated with PaineWebber, Incorporated, Salomon Brothers, and the First Boston Company.

Valuation of Shares

The price of each Fund's shares is based on its NAV. Each Fund's NAV per share is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding.

The NAV per share of each class of a Fund's shares is determined based on a pro rata allocation of a Fund's investment income, expenses and total capital gains and losses. A Fund's NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (‘‘NYSE''), which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, a Fund's NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund's portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund's NAV per share, fair value pricing may be used on the affected security or securities. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they

54	Prospectus – Fund Management

are more thinly traded and less liquid than the securities of larger capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests. In addition, the Funds may invest in illiquid securities requiring these procedures.

The American Beacon International Equity Fund often fair values securities as a result of significant events occurring after the close of the foreign markets in which this Fund invests. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. In addition, the Funds may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds' fair valuation procedures. You may view a Fund's most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links'' and then ‘‘Daily NAVs.''

About Your Investment

Choosing Your Share Class

Each Fund offers various classes of shares. Each share class of a Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own expense structure and combination of purchase restrictions, sales charges, and ongoing fees, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

■

How long you expect to own the shares;

■

How much you intend to invest;

■

Total expenses associated with owning shares of each class;

■

Whether you qualify for any reduction or waiver of sales charges;

■

Whether you plan to take any distributions in the near future; and

■

Availability of share classes.

Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Funds both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ‘‘A Class Sales Charge Reductions and Waivers.''

A Class Shares

Amount of Sale/ Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00%†	‡

† No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

‡ See ‘‘Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.

Resolute Investment Distributors, Inc. ("RID" or ‘‘Distributor'') retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Funds' transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you or your financial intermediary do not let the Funds' transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Prospectus – About Your Investment	55

Waiver of Sales Charges

There is no sales charge if you invest $1 million or more in A Class shares of the Funds.

Sales charges also may be waived for certain shareholders or transactions, such as:

■

The Manager or its affiliates;

■

Present and former directors, trustees, officers, employees of the Manager, the Manager's parent company, and the American Beacon Funds (and their ‘‘immediate family'' as defined in the SAI), and retirement plans established by them for their employees;

■

Registered representatives or employees of intermediaries that have selling agreement with the Funds;

■

Shares acquired through merger or acquisition;

■

Insurance company separate accounts;

■

Employer-sponsored retirement plans;

■

Dividend reinvestment programs;

■

Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■

Shareholders that purchase a Fund through a financial intermediary that offers our A Class shares uniformly on a ‘‘no load'' (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares; and

■

Mutual fund shares exchanged from an existing position in the same fund as part of a share class conversion instituted by an intermediary.

■

Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class shares sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a ‘‘Rights of Accumulation Program,'' a ‘‘Letter of Intent'' or through ‘‘Concurrent Purchases'' you may be eligible to buy A Class shares of the Funds at the reduced sales charge rates that would apply to a larger purchase. Each Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Funds' website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

Brokers who initiate and are responsible for purchases of $1,000,000 or more of A Class shares of a Fund may receive a dealer concession from the Funds' Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ‘‘A Class Sales Charge Reductions and Waivers'' are not eligible for dealer concessions on purchases of $1,000,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (‘'Qualified Accounts''). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■

Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■

Uniform transfers or gifts to minor accounts (‘‘UTMA/UGMA'');

■

Individual retirement accounts ("IRAs"), including traditional, Roth, SEP and SIMPLE IRAs; and

■

Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary or the Funds' transfer agent, in the case of shares held directly with a Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current market value, as of the day prior to your additional American Beacon Funds' purchase (whichever is higher) of your existing American Beacon Funds' mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current market value of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Funds' transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Funds' transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of a Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to

56	Prospectus – About Your Investment

purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.

Contingent Deferred Sales Charge (‘‘CDSC'') — A Class Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of A Class shares of a Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC— C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

The amount of the CDSC will be based on the market value of the redeemed shares at the time of the redemption or the original purchase price, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV per share over the initial purchase price or shares you received through the reinvestment of dividends or other distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will redeem your shares in the following order:

■

shares acquired by the reinvestment of dividends or other distributions;

■

other shares that are not subject to the CDSC;

■

shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Funds' transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Funds' transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

■

The redemption is due to a shareholder's death or post-purchase disability;

■

The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■

The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■

The redemption is for a "required minimum distribution" from a traditional IRA after age 70½;

■

The redemption is due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions;

■

The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■

The redemption is to return excess contributions made to a retirement plan; or

■

The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Funds' website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary.  Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges).  Such intermediary-specific sales charge variations are described in Appendix A to this Prospectus, entitled "Intermediary Sales Charge Discounts and Waivers."  Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

In all instances, it is the purchaser's responsibility to notify a Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts.

Conversion of C Class to A Class

Effective February 28, 2019, C Class shares will convert automatically into A Class shares ten (10) years after the initial date of purchase or, if you acquired your C Class shares through an exchange or conversion from another share class, ten (10) years after the date you acquired your C Class shares.  When C Class shares that you acquired through a purchase or exchange convert, any other C Class shares that you purchased with reinvested dividends and distributions also will convert into A Class shares on a pro rata basis.  A shorter holding period may also apply depending on your intermediary.  Please see "Appendix A—Intermediary Sales Charge Discounts and Waivers" in this Prospectus.

Prospectus – About Your Investment	57

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, Advisor Class, Institutional Class and Investor Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. R6 Class shares can only be purchased through a participating retirement plan. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Funds do not conduct operations and are not offered for purchase outside of the United States.

Subject to your eligibility, you may invest in a Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans.

If you invest directly with a Fund, the fees and policies with respect to the Fund's shares that are outlined in this Prospectus are set by the Fund. The Manager and the Funds are not responsible for determining the suitability of the Funds or a share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more, a Fund will decline a request to purchase C Class shares for $1,000,000 or more.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of a Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in a Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper ‘‘breakpoint'' discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Investment Amount by Share Class

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A, Investor	$2,500	$50	$ 250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
Institutional	$250,000	$50	None
R6	None	$50	None

Investor Class shares are also available to traditional IRA or Roth IRA shareholders investing directly in a Fund. The minimum investment is $2,500. A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.

R6 Class shares can only be purchased through a participating retirement plan.

The Manager may allow a reasonable period of time after opening an account for a Y Class or Institutional Class investor to meet the initial investment requirement.  In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

To open an account directly with the Funds, a completed, signed application is required. You may obtain an account application from the Funds' website www.americanbeaconfunds.com or by calling 1-800-658-5811. Institutional shareholders should call 1-800-967-9009.

Complete the application, sign it and send it:

Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. ("DST") 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Funds or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Funds are required by law to reject your new account application if the required identifying information is not provided.

A Fund reserves the right to liquidate a shareholder's account at the current day's NAV per share and remit proceeds via check if a Fund or a financial institution is unable to verify the shareholder's identity within three days of account opening.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that a Fund is open for business plus any applicable sales charge. Shares of a Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

58	Prospectus – About Your Investment

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner. The Funds are not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of a Fund are available for offer and sale in their jurisdiction. Each Fund reserves the right to refuse purchases if, in the judgment of the Funds, the transaction would adversely affect the Funds and its shareholders. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept ‘‘starter'' checks, credit card checks, money orders, cashier's checks, or third-party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Funds or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled ‘‘Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Funds through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of a Fund.

The redemption price will be the NAV per share next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of a Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Funds. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and other distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV per share next calculated after the Funds receive your request. You must notify the Funds and your financial intermediary at the time of investment if you decide to exercise this privilege.

The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund's investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds' shareholders.

Although the Funds intend to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the Funds' interfund credit facility, in stressed market conditions and other appropriate circumstances, the Funds reserve the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Funds. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ‘‘Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

Shares of any class of a Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled "Redemption Policies" and "Purchase Policies" for additional limitations that apply to redemptions and purchases. There is no front-end sales charge on exchanges between A Class shares of a Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund that has a CDSC however, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares of a Fund were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of a Fund and into another fund.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. Each Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Each Fund reserves the right to refuse exchange requests if, in the judgment of a Fund, the transaction would adversely affect a Fund and its shareholders. Please refer to the section titled "Frequent Trading and Market Timing" for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

Prospectus – About Your Investment	59

Shares of any class of a Fund may be converted to shares of another class of the same Fund under certain limited circumstances.  For federal income tax purposes, the conversion of shares of one share class of a Fund to shares of a different share class of the same Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of one Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of capital gain or loss for those purposes.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of a Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to a Fund and may charge you a fee for this service. A Fund will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer "street name" or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/account registration

• Your account number

• Type of transaction requested

• Fund name(s) and fund numbers

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

■

ABA# 0110-0002-8; AC-9905-342-3,

■

Attn: American Beacon Funds

■

the fund name and fund number, and

■

shareholder account number and registration.

Redemption Proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
C	$ 1,000	$250
A, Investor	$ 2,500	$250
Advisor	$ 2,500	None
Y	$100,000	None
Institutional	$250,000	None
R6	None	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

■

with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application,

■

for an account whose address has changed within the last 30 days if proceeds are sent by check, or

■

The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

For certain share classes, the Funds and/or the Manager (and/or the Manager's affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that the Funds pay any such

60	Prospectus – About Your Investment

compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Funds or their transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party's own resources and constitute what is sometimes referred to as ''revenue sharing.''

Compensation received by a financial intermediary from a Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Funds, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Funds or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Funds, or a certain class of shares of the Funds, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Funds within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Funds, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

The Funds will not make any of the payments described in this section with respect to its R6 Class shares.

Additional Payments with Respect to Y Class Shares

Y Class shares may also be available on brokerage platforms of firms that have agreements with a Fund's distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Fund are available in other share classes that have different fees and expenses.

General Policies

If a shareholder's account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A	$2,500
C	$1,000
Y	$25,000
R6	$2,500,000
Advisor	$2,500
Institutional	$75,000
Investor	$2,500

If the account balance remains below the applicable minimum account balance after 45 days, each Fund reserves the right to close the account and send the proceeds to the shareholder. Each Fund reserves the authority to modify minimum account balances in its discretion.

A Signature Validation Program (‘‘SVP'') stamp or notary stamp may be required in order to change an account's registration or banking instructions. You may obtain an SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:

■

The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■

The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■

Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

Each Fund reserves the right to:

■

liquidate a shareholder's account at the current day's NAV per share and remit proceeds via check if the Funds or a financial institution are unable to verify the shareholder's identity within three business days of account opening,

■

seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder's bank, and

■

reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Funds. Many states have added ‘‘inactivity'' or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer-initiated contact might be achieved by one of the following methods:

■

Send a letter to American Beacon Funds via the United States Post Office,

■

Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Funds' secure web application.

Prospectus – About Your Investment	61

■

Access your account through the Funds' secure web application,

■

Cashing checks that are received and are made payable to the owner of the account.

The Funds, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices.  If you do not hold your shares directly with a Fund, you should contact your broker-dealer, retirement plan, or other third party, intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in a Fund's NAV per share is known as market timing.

The Funds' Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing.

The American Beacon International Equity Fund is particularly at risk for market timing activity. Please see "Market Timing Risk" under the description of each of these Funds.

The Funds' Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing.

Shareholders may transact one ‘‘round trip'' in a Fund in any rolling 90-day period. A ‘‘round trip'' is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into a Fund followed by a redemption or exchange out of a Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into a Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of that Fund. In general, each Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder's activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into a Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of a Fund or dilute the value of the Fund's shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

■

shares acquired through the reinvestment of dividends and other distributions;

■

systematic purchases and redemptions;

■

shares redeemed to return excess IRA contributions; or

■

certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds' policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds' policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds' policies. A Fund may defer to an intermediary's policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary's provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Funds' investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds' instructions to restrict transactions by investors who the Manager has identified as having violated the Funds' policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ''Qualified Wrap Programs'' by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary's wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client's purchase of a Fund followed within 90 days by the intermediary's redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If

62	Prospectus – About Your Investment

the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary's Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with a Fund's frequent trading and market timing policies, including any applicable redemption fees.

Each Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds' policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

Each Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income ("dividends") and distributions of realized net capital gains ("capital gain distributions") and net gains from foreign currency transactions (sometimes referred to below collectively as "other distributions") (and dividends and other distributions are sometimes referred to below collectively as "distributions").  Different tax treatment applies to different types of distributions (as described in the table below).

No Fund has a fixed dividend rate or guarantees that it will pay any distributions in any particular period. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Distributions are paid as follows:

American Beacon Fund	Dividends Paid	Other Distributions Paid
Balanced	Quarterly	Annually
Garcia Hamilton Quality Bond	Daily	Annually
International Equity	Annually	Annually
Large Cap Value	Annually	Annually
Mid-Cap Value	Annually	Annually
Small Cap Value	Annually	Annually

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by a Fund will be reinvested in additional shares of the distributing class of that Fund. There are four payment options available:

■

Reinvest All Distributions. You can elect to reinvest all distributions by a Fund in additional shares of the distributing class of that Fund.

■

Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by a Fund in additional shares of the distributing class of that Fund while receiving the other types of distributions by that Fund by check or having them sent directly to your bank account by ACH ("in cash").

■

Receive All Distributions in Cash. You can elect to receive all distributions in cash.

■

Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by a Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which received or reinvested.

If you invest directly with the Funds, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by a Fund totaling less than $10.00 will be reinvested in shares of the distributing class of that Fund and will not be paid to you by check.

If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, each Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of that Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in a Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of a Fund's dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are "qualified dividend income" (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code of 1986, as amended most recently by the Tax Cuts and Jobs Act enacted in December 2017 ("Act").  The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss ("net capital gain'')*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

* Whether reinvested or taken by check or in cash.

** Except for dividends that are attributable to ‘‘qualified dividend income,'' if any.

Prospectus – About Your Investment	63

To the extent distributions are attributable to net capital gain that a Fund recognizes, they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual'') (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares.

A portion of the dividends a Fund pays to individuals may be ‘‘qualified dividend income'' (‘‘QDI'') and thus eligible for the preferential rates mentioned above that apply to net capital gain. QDI is the aggregate of dividends a Fund receives on shares of most domestic corporations (excluding most distributions from REITs) and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions.  To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends a Fund pays may also be eligible for the dividends-received deduction allowed to corporations ("DRD") (which was reduced by the Act), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends a Fund receives from domestic corporations only.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% rates mentioned above.

A shareholder who wants to use an acceptable basis determination method with respect to Fund shares that the shareholder acquired or acquires after 2011 ("Covered Shares") other than the average basis method (the Funds' default method), must elect to do so in writing, which may be electronic. A Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Covered Shares. See "Tax Information" in the SAI for a description of the rules regarding that election and each Fund's reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual's ‘‘net investment income,'' which generally includes distributions a Fund pays and net gains realized on a redemption or exchange of Fund shares, or (2) the excess of the individual's ‘‘modified adjusted gross income'' over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, each Fund's shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund.

64	Prospectus – Additional Information

Additional Information

The Funds' Board of Trustees oversees generally the operations of the Funds. The Trust enters into contractual arrangements with various parties, including among others, the Funds' manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Funds and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Funds' reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Distribution and Service Plans

The Funds have adopted separate Distribution Plans for their A Class, C Class, and Advisor Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class, C Class and Advisor Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class and Advisor Class shares of the Funds will pay up to 0.25% per annum of the average daily net assets attributable to the A Class, and Advisor Class, respectively, and the C Class shares of the Funds will pay up to 1.00% per annum of the average daily net assets attributable to the C Class to the Manager (or another entity approved by the Board).

The Funds have also adopted a shareholder services plan for their A Class, C Class, Investor Class, and Advisor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, up to 0.375% of the average daily net assets attributable to the Investor Class shares, and up to 0.25% of the average daily net assets attributable to the Advisor Class shares. In addition, the Funds may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and Institutional Class shares of the Funds. Because these fees are paid out of a Fund's A Class, Advisor Class, C Class, Investor Class, Institutional Class, and Y Class assets on an ongoing basis, over time these fees will increase the cost of your investment.

R6 Class shares of a Fund are not subject to a distribution plan or a shareholder service plan.

Portfolio Holdings

A complete list of each Fund's holdings is made available on the Funds' website on a monthly basis approximately twenty days after the end of each month and remains available for six months thereafter. A list of each Fund's ten largest holdings is made available on the Funds' website on a quarterly basis. The ten largest holdings of the Funds are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. A Fund's ten largest holdings may also be accessed by selecting a particular Fund's fact sheet.

A description of the Funds' policies and procedures regarding the disclosure of portfolio holdings is available in the Funds' SAI, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Funds' summary prospectuses and shareholder reports, please go to www.americanbeaconfunds.com and click on ‘‘Quick Links'' and then ‘‘Register for E-Delivery.''

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Prospectus – Additional Information	65

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund's table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Funds' financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which you may obtain upon request.

Information is not provided for R6 Class shares of American Beacon Garcia Hamilton Quality Bond Fund because the share class had not commenced operations prior to the date of this Prospectus.

American Beacon Balanced Fund
	Institutional ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$17.30	$15.26	$15.79	$16.79	$16.31
Income (loss) from investment operations:
Net investment income	0.28	0.36	0.27	0.32	0.38
Net gains (losses) on investments (both realized and unrealized)	(0.10)	2.04	0.20	(0.32)	1.35
Total income (loss) from investment operations	0.18	2.40	0.47	–	1.73
Less distributions:
Dividends from net investment income	(0.48)	(0.36)	(0.25)	(0.22)	(0.42)
Distributions from net realized gains	(0.80)	–	(0.75)	(0.78)	(0.83)
Total distributions	(1.28)	(0.36)	(1.00)	(1.00)	(1.25)
Net asset value, end of period	$16.20	$17.30	$15.26	$15.79	$16.79
Total returnB	0.84%	15.82%	3.30%	(0.07)%	11.15%
Ratios and supplemental data:
Net assets, end of period	$60,191,704	$88,015,702	$485,231,068	$99,173,943	$74,422,347
Ratios to average net assets:
Expenses, before reimbursements	0.62%	0.59%	0.62%	0.58%	0.58%
Expenses, net of reimbursements	0.62%	0.59%	0.62%	0.58%	0.58%
Net investment income, before expense reimbursements	1.95%	1.80%	1.90%	1.83%	2.24%
Net investment income, net of reimbursements	1.95%	1.80%	1.90%	1.83%	2.24%
Portfolio turnover rate	28%	32%	16%	62%	34%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

66	Prospectus – Additional Information

American Beacon Balanced Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$17.39	$15.30	$15.84	$16.83	$16.37
Income (loss) from investment operations:
Net investment income	0.35	0.24	0.30	0.30	0.40
Net gains (losses) on investments (both realized and unrealized)	(0.16)	2.20	0.13	(0.30)	1.31
Total income (loss) from investment operations	0.19	2.44	0.43	–	1.71
Less distributions:
Dividends from net investment income	(0.47)	(0.35)	(0.22)	(0.21)	(0.42)
Distributions from net realized gains	(0.80)	–	(0.75)	(0.78)	(0.83)
Total distributions	(1.27)	(0.35)	(0.97)	(0.99)	(1.25)
Net asset value, end of period	$16.31	$17.39	$15.30	$15.84	$16.83
Total returnA	0.88%	16.05%	3.06%	(0.07)%	10.98%
Ratios and supplemental data:
Net assets, end of period	$71,296,735	$64,926,394	$28,843,268	$39,151,318	$36,113,608
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.70%	0.68%	0.72%	0.66%	0.67%
Expenses, net of reimbursements or recoupments	0.70%	0.68%	0.72%	0.66%	0.68%
Net investment income, before expense reimbursements or recoupments	1.86%	1.67%	1.95%	1.75%	2.01%
Net investment income, net of reimbursements or recoupments	1.86%	1.67%	1.95%	1.75%	2.01%
Portfolio turnover rate	28%	32%	16%	62%	34%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	67

American Beacon Balanced Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$15.51	$13.71	$14.30	$15.31	$14.98
Income (loss) from investment operations:
Net investment income	0.20	0.15	0.18	0.22	0.42
Net gains (losses) on investments (both realized and unrealized)	(0.07)	1.96	0.18	(0.26)	1.11
Total income (loss) from investment operations	0.13	2.11	0.36	(0.04)	1.53
Less distributions:
Dividends from net investment income	(0.43)	(0.31)	(0.20)	(0.19)	(0.37)
Distributions from net realized gains	(0.80)	–	(0.75)	(0.78)	(0.83)
Total distributions	(1.23)	(0.31)	(0.95)	(0.97)	(1.20)
Net asset value, end of period	$14.41	$15.51	$13.71	$14.30	$15.31
Total returnA	0.62%	15.52%	2.85%	(0.35)%	10.75%
Ratios and supplemental data:
Net assets, end of period	$107,677,984	$124,143,894	$127,235,433	$155,757,561	$165,808,020
Ratios to average net assets:
Expenses, before reimbursements	0.95%	0.89%	0.95%	0.91%	0.92%
Expenses, net of reimbursements	0.95%	0.89%	0.95%	0.91%	0.92%
Net investment income, before expense reimbursements	1.62%	1.48%	1.72%	1.51%	1.84%
Net investment income, net of reimbursements	1.62%	1.48%	1.72%	1.51%	1.84%
Portfolio turnover rate	28%	32%	16%	62%	34%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

68	Prospectus – Additional Information

American Beacon Balanced Fund
	Advisor Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$16.38	$14.46	$15.02	$16.04	$15.65
Income (loss) from investment operations:
Net investment income	0.16	0.21	0.24	0.22	0.18
Net gains (losses) on investments (both realized and unrealized)	(0.06)	1.99	0.12	(0.29)	1.39
Total income (loss) from investment operations	0.10	2.20	0.36	(0.07)	1.57
Less distributions:
Dividends from net investment income	(0.39)	(0.28)	(0.17)	(0.17)	(0.35)
Distributions from net realized gains	(0.80)	–	(0.75)	(0.78)	(0.83)
Total distributions	(1.19)	(0.28)	(0.92)	(0.95)	(1.18)
Net asset value, end of period	$15.29	$16.38	$14.46	$15.02	$16.04
Total returnA	0.42%	15.31%	2.71%	(0.58)%	10.58%
Ratios and supplemental data:
Net assets, end of period	$6,174,284	$10,944,675	$10,603,004	$13,510,138	$14,705,747
Ratios to average net assets:
Expenses, before reimbursements	1.12%	1.08%	1.12%	1.06%	1.07%
Expenses, net of reimbursements	1.12%	1.08%	1.12%	1.06%	1.07%
Net investment income, before expense reimbursements	1.45%	1.29%	1.55%	1.35%	1.75%
Net investment income, net of reimbursements	1.45%	1.29%	1.55%	1.35%	1.75%
Portfolio turnover rate	28%	32%	16%	62%	34%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	69

American Beacon Balanced Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$15.48	$13.69	$14.27	$15.29	$14.97
Income (loss) from investment operations:
Net investment income	0.22	0.16	0.21	0.23	0.33
Net gains (losses) on investments (both realized and unrealized)	(0.07)	1.93	0.15	(0.29)	1.18
Total income (loss) from investment operations	0.15	2.09	0.36	(0.06)	1.51
Less distributions:
Dividends from net investment income	(0.45)	(0.30)	(0.19)	(0.18)	(0.36)
Distributions from net realized gains	(0.80)	–	(0.75)	(0.78)	(0.83)
Total distributions	(1.25)	(0.30)	(0.94)	(0.96)	(1.19)
Net asset value, end of period	$14.38	$15.48	$13.69	$14.27	$15.29
Total returnA	0.73%	15.36%	2.84%	(0.48)%	10.67%
Ratios and supplemental data:
Net assets, end of period	$18,121,273	$21,934,880	$24,892,096	$29,074,120	$25,578,944
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.91%	0.99%	1.02%	0.97%	1.02%
Expenses, net of reimbursements or recoupments	0.83%	0.99%	1.02%	0.97%	1.04%
Net investment income, before expense reimbursements or recoupments	1.66%	1.39%	1.64%	1.44%	1.68%
Net investment income, net of reimbursements or recoupments	1.74%	1.39%	1.64%	1.44%	1.67%
Portfolio turnover rate	28%	32%	16%	62%	34%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

70	Prospectus – Additional Information

American Beacon Balanced Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$15.64	$13.83	$14.43	$15.47	$15.13
Income (loss) from investment operations:
Net investment income	0.13	0.08	0.12	0.14	0.21
Net gains (losses) on investments (both realized and unrealized)	(0.09)	1.92	0.13	(0.29)	1.20
Total income (loss) from investment operations	0.04	2.00	0.25	(0.15)	1.41
Less distributions:
Dividends from net investment income	(0.33)	(0.19)	(0.10)	(0.11)	(0.24)
Distributions from net realized gains	(0.80)	–	(0.75)	(0.78)	(0.83)
Total distributions	(1.13)	(0.19)	(0.85)	(0.89)	(1.07)
Net asset value, end of period	$14.55	$15.64	$13.83	$14.43	$15.47
Total returnA	0.04%	14.50%	2.03%	(1.14)%	9.80%
Ratios and supplemental data:
Net assets, end of period	$36,046,543	$42,575,983	$40,827,570	$45,641,648	$32,045,404
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.66%	1.73%	1.77%	1.72%	1.78%
Expenses, net of reimbursements or recoupments	1.54%	1.73%	1.77%	1.72%	1.79%
Net investment income, before expense reimbursements or recoupments	0.91%	0.63%	0.89%	0.69%	0.94%
Net investment income, net of reimbursements or recoupments	1.02%	0.63%	0.89%	0.69%	0.93%
Portfolio turnover rate	28%	32%	16%	62%	34%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	71

American Beacon Garcia Hamilton Quality Bond Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	April 4, 2016A to October 31, 2016
Net asset value, beginning of period	$9.91	$9.98	$10.00
Income (loss) from investment operations:
Net investment income	0.20	0.14	0.05
Net (losses) on investments (both realized and unrealized)	(0.13)	(0.05)	(0.02)
Total income from investment operations	0.07	0.09	0.03
Less distributions:
Dividends from net investment income	(0.19)	(0.15)	(0.05)
Distributions from net realized gains	–	(0.01)	–
Total distributions	(0.19)	(0.16)	(0.05)
Net asset value, end of period	$9.79	$9.91	$9.98
Total returnB	0.74%	0.91%	0.34	%C
Ratios and supplemental data:
Net assets, end of period	$234,919,975	$132,575,412	$124,032,604
Ratios to average net assets:
Expenses, before reimbursements	0.69%	0.70%	1.06	%D
Expenses, net of reimbursements	0.45%	0.45%	0.45	%D
Net investment income, before expense reimbursements	1.68%	1.12%	0.29	%D
Net investment income, net of reimbursements	1.92%	1.37%	0.91	%D
Portfolio turnover rate	143%	52%	40	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

72	Prospectus – Additional Information

American Beacon Garcia Hamilton Quality Bond Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	April 4, 2016A to October 31, 2016
Net asset value, beginning of period	$9.90	$9.98	$10.00
Income (loss) from investment operations:
Net investment income	0.18	0.13	0.05
Net (losses) on investments (both realized and unrealized)	(0.11)	(0.06)	(0.02)
Total income from investment operations	0.07	0.07	0.03
Less distributions:
Dividends from net investment income	(0.18)	(0.14)	(0.05)
Distributions from net realized gains	–	(0.01)	–
Total distributions	(0.18)	(0.15)	(0.05)
Net asset value, end of period	$9.79	$9.90	$9.98
Total returnB	0.74%	0.71%	0.29	%C
Ratios and supplemental data:
Net assets, end of period	$3,685,857	$3,133,476	$3,265,315
Ratios to average net assets:
Expenses, before reimbursements	0.75%	0.77%	1.29	%D
Expenses, net of reimbursements	0.55%	0.55%	0.55	%D
Net investment income, before expense reimbursements	1.58%	1.05%	0.11	%D
Net investment income, net of reimbursements	1.78%	1.27%	0.85	%D
Portfolio turnover rate	143%	52%	40	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

Prospectus – Additional Information	73

American Beacon Garcia Hamilton Quality Bond Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	April 4, 2016A to October 31, 2016
Net asset value, beginning of period	$9.91	$9.99	$10.00
Income (loss) from investment operations:
Net investment income	0.15	0.10	0.03
Net (losses) on investments (both realized and unrealized)	(0.11)	(0.06)	(0.01)
Total income from investment operations	0.04	0.04	0.02
Less distributions:
Dividends from net investment income	(0.16)	(0.11)	(0.03)
Distributions from net realized gains	–	(0.01)	–
Total distributions	(0.16)	(0.12)	(0.03)
Net asset value, end of period	$9.79	$9.91	$9.99
Total returnB	0.36%	0.43%	0.24	%C
Ratios and supplemental data:
Net assets, end of period	$10,995,242	$9,724,030	$8,594,617
Ratios to average net assets:
Expenses, before reimbursements	0.92%	0.94%	1.19	%D
Expenses, net of reimbursements	0.83%	0.83%	0.83	%D
Net investment income, before expense reimbursements	1.41%	0.89%	0.21	%D
Net investment income, net of reimbursements	1.50%	0.99%	0.57	%D
Portfolio turnover rate	143%	52%	40	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

74	Prospectus – Additional Information

American Beacon International Equity Fund
	Institutional ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$20.88	$17.41	$18.79	$19.51		$20.07
Income (loss) from investment operations:
Net investment income	0.44	0.39	0.29	0.35		0.54
Net gains (losses) on investments (both realized and unrealized)	(1.95)	3.51	(1.24)	(0.55)		(0.77)
Total income (loss) from investment operations	(1.51)	3.90	(0.95)	(0.20)		(0.23)
Less distributions:
Dividends from net investment income	(0.35)	(0.43)	(0.27)	(0.52)		(0.33)
Distributions from net realized gains	(0.31)	–	(0.16)	–		–
Total distributions	(0.66)	(0.43)	(0.43)	(0.52)		(0.33)
Redemption fees added to beneficial interests	–	–	–	0.00	B	0.00	B
Net asset value, end of period	$18.71	$20.88	$17.41	$18.79		$19.51
Total returnC	(7.55)%	22.94%	(5.07)%	(0.99)%		(1.18)%
Ratios and supplemental data:
Net assets, end of period	$1,613,462,237	$1,644,165,106	$1,450,052,040	$1,037,148,821		$956,960,452
Ratios to average net assets:
Expenses, before reimbursements	0.73%	0.73%	0.69%	0.70%		0.72%
Expenses, net of reimbursements	0.73%	0.73%	0.69%	0.69%		0.70%
Net investment income, before expense reimbursements	2.17%	2.01%	2.22%	1.93%		2.74%
Net investment income, net of reimbursements	2.17%	2.01%	2.22%	1.94%		2.76%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	75

American Beacon International Equity Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$21.64	$18.03	$19.46	$20.21		$20.81
Income (loss) from investment operations:
Net investment income	0.46	0.38	0.41	0.35		0.50
Net gains (losses) on investments (both realized and unrealized)	(2.04)	3.65	(1.40)	(0.57)		(0.77)
Total income (loss) from investment operations	(1.58)	4.03	(0.99)	(0.22)		(0.27)
Less distributions:
Dividends from net investment income	(0.33)	(0.42)	(0.28)	(0.53)		(0.33)
Distributions from net realized gains	(0.31)	–	(0.16)	–		–
Total distributions	(0.64)	(0.42)	(0.44)	(0.53)		(0.33)
Redemption fees added to beneficial interests	–	–	–	0.00	A	0.00	A
Net asset value, end of period	$19.42	$21.64	$18.03	$19.46		$20.21
Total returnB	(7.58)%	22.84%	(5.14)%	(1.06)%		(1.31)%
Ratios and supplemental data:
Net assets, end of period	$904,847,058	$1,029,629,647	$820,596,038	$587,949,806		$530,836,707
Ratios to average net assets:
Expenses, before reimbursements	0.80%	0.80%	0.77%	0.77%		0.82%
Expenses, net of reimbursements	0.80%	0.80%	0.77%	0.77%		0.82%
Net investment income, before expense reimbursements	2.10%	1.95%	2.43%	1.87%		2.62%
Net investment income, net of reimbursements	2.10%	1.95%	2.43%	1.87%		2.62%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

76	Prospectus – Additional Information

American Beacon International Equity Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$20.67	$17.24	$18.60	$19.32		$19.86
Income (loss) from investment operations:
Net investment income	0.41	0.35	0.34	0.31		0.46
Net gains (losses) on investments (both realized and unrealized)	(1.97)	3.45	(1.33)	(0.57)		(0.76)
Total income (loss) from investment operations	(1.56)	3.80	(0.99)	(0.26)		(0.30)
Less distributions:
Dividends from net investment income	(0.28)	(0.37)	(0.21)	(0.46)		(0.24)
Distributions from net realized gains	(0.31)	–	(0.16)	–		–
Total distributions	(0.59)	(0.37)	(0.37)	(0.46)		(0.24)
Redemption fees added to beneficial interests	–	–	–	0.00	A	0.00	A
Net asset value, end of period	$18.52	$20.67	$17.24	$18.60		$19.32
Total returnB	(7.86)%	22.50%	(5.38)%	(1.35)%		(1.54)%
Ratios and supplemental data:
Net assets, end of period	$250,804,403	$316,589,769	$334,895,337	$342,720,411		$348,541,811
Ratios to average net assets:
Expenses, before reimbursements	1.06%	1.07%	1.06%	1.03%		1.05%
Expenses, net of reimbursements	1.06%	1.07%	1.06%	1.03%		1.05%
Net investment income, before expense reimbursements	1.83%	1.69%	1.95%	1.60%		2.36%
Net investment income, net of reimbursements	1.83%	1.69%	1.95%	1.60%		2.36%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	77

American Beacon International Equity Fund
	Advisor ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$21.15	$17.62	$19.01	$19.76		$20.36
Income (loss) from investment operations:
Net investment income	0.36	0.23	0.35	0.38		0.44
Net gains (losses) on investments (both realized and unrealized)	(1.99)	3.64	(1.37)	(0.68)		(0.77)
Total income (loss) from investment operations	(1.63)	3.87	(1.02)	(0.30)		(0.33)
Less distributions:
Dividends from net investment income	(0.28)	(0.34)	(0.21)	(0.45)		(0.27)
Distributions from net realized gains	(0.31)	–	(0.16)	–		–
Total distributions	(0.59)	(0.34)	(0.37)	(0.45)		(0.27)
Redemption fees added to beneficial interests	–	–	–	0.00	B	0.00	B
Net asset value, end of period	$18.93	$21.15	$17.62	$19.01		$19.76
Total returnC	(7.99)%	22.38%	(5.40)%	(1.51)%		(1.64)%
Ratios and supplemental data:
Net assets, end of period	$48,571,916	$55,715,606	$23,692,313	$22,912,069		$7,677,201
Ratios to average net assets:
Expenses, before reimbursements	1.20%	1.20%	1.19%	1.16%		1.19%
Expenses, net of reimbursements	1.20%	1.20%	1.19%	1.16%		1.19%
Net investment income, before expense reimbursements	1.70%	1.51%	1.87%	1.55%		2.21%
Net investment income, net of reimbursements	1.70%	1.51%	1.87%	1.55%		2.21%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

78	Prospectus – Additional Information

American Beacon International Equity Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$20.63	$17.23	$18.59	$19.32		$19.92
Income (loss) from investment operations:
Net investment income	0.38	0.30	0.32	0.31		0.46
Net gains (losses) on investments (both realized and unrealized)	(1.95)	3.48	(1.30)	(0.59)		(0.78)
Total income (loss) from investment operations	(1.57)	3.78	(0.98)	(0.28)		(0.32)
Less distributions:
Dividends from net investment income	(0.25)	(0.38)	(0.22)	(0.45)		(0.28)
Distributions from net realized gains	(0.31)	–	(0.16)	–		–
Total distributions	(0.56)	(0.38)	(0.38)	(0.45)		(0.28)
Redemption fees added to beneficial interests	–	–	–	0.00	A	0.00	A
Net asset value, end of period	$18.50	$20.63	$17.23	$18.59		$19.32
Total returnB	(7.89)%	22.43%	(5.34)%	(1.42)%		(1.65)%
Ratios and supplemental data:
Net assets, end of period	$14,141,551	$17,829,657	$18,673,142	$10,747,749		$8,540,234
Ratios to average net assets:
Expenses, before reimbursements	1.08%	1.12%	1.07%	1.08%		1.15%
Expenses, net of reimbursements	1.08%	1.12%	1.07%	1.08%		1.15%
Net investment income, before expense reimbursements	1.80%	1.65%	1.94%	1.55%		2.31%
Net investment income, net of reimbursements	1.80%	1.65%	1.94%	1.55%		2.31%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	79

American Beacon International Equity Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$19.93	$16.73	$18.09	$18.83		$19.47
Income (loss) from investment operations:
Net investment income	0.22	0.17	0.18	0.16		0.30
Net gains (losses) on investments (both realized and unrealized)	(1.87)	3.36	(1.28)	(0.56)		(0.75)
Total income (loss) from investment operations	(1.65)	3.53	(1.10)	(0.40)		(0.45)
Less distributions:
Dividends from net investment income	(0.13)	(0.33)	(0.10)	(0.34)		(0.19)
Distributions from net realized gains	(0.31)	–	(0.16)	–		–
Total distributions	(0.44)	(0.33)	(0.26)	(0.34)		(0.19)
Redemption fees added to beneficial interests	–	–	–	0.00	A	0.00	A
Net asset value, end of period	$17.84	$19.93	$16.73	$18.09		$18.83
Total returnB	(8.52)%	21.50%	(6.12)%	(2.12)%		(2.36)%
Ratios and supplemental data:
Net assets, end of period	$6,625,329	$7,622,425	$2,945,246	$3,899,081		$3,028,934
Ratios to average net assets:
Expenses, before reimbursements	1.81%	1.88%	1.85%	1.82%		1.90%
Expenses, net of reimbursements	1.81%	1.88%	1.85%	1.83%		1.90%
Net investment income, before expense reimbursements	1.08%	0.96%	1.12%	0.77%		1.53%
Net investment income, net of reimbursements	1.08%	0.96%	1.12%	0.77%		1.53%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

80	Prospectus – Additional Information

American Beacon International Equity Fund
	R6 Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	February 28, 2017A to October 31, 2017
Net asset value, beginning of period	$20.89	$17.80
Income (loss) from investment operations:
Net investment income	0.39	0.08
Net gains (losses) on investments (both realized and unrealized)	(1.88)	3.01
Total income (loss) from investment operations	(1.49)	3.09
Less distributions:
Dividends from net investment income	(0.36)	–
Distributions from net realized gains	(0.31)	–
Total distributions	(0.67)	–
Net asset value, end of period	$18.73	$20.89
Total returnB	(7.47)%	17.36	%C
Ratios and supplemental data:
Net assets, end of period	$48,725,523	$6,367,999
Ratios to average net assets:
Expenses, before reimbursements	0.70%	0.89	%D
Expenses, net of reimbursements	0.66%	0.66	%D
Net investment income, before expense reimbursements	2.11%	1.63	%D
Net investment income, net of reimbursements	2.15%	1.85	%D
Portfolio turnover rate	29%	32	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is annualized.

Prospectus – Additional Information	81

American Beacon Large Cap Value Fund
	Institutional ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$30.98	$25.80	$28.38	$31.21	$27.59
Income (loss) from investment operations:
Net investment income	0.63	0.59	0.61	0.55	0.73
Net gains (losses) on investments (both realized and unrealized)	(0.07)	5.41	(0.29)	(0.70)	3.33
Total income (loss) from investment operations	0.56	6.00	0.32	(0.15)	4.06
Less distributions:
Dividends from net investment income	(0.55)	(0.60)	(0.52)	(0.67)	(0.44)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	–
Total distributions	(3.13)	(0.82)	(2.90)	(2.68)	(0.44)
Net asset value, end of period	$28.41	$30.98	$25.80	$28.38	$31.21
Total returnB	1.51%	23.60%	1.69%	(0.76)%	14.89%
Ratios and supplemental data:
Net assets, end of period	$3,700,700,522	$4,765,771,483	$5,137,688,375	$6,198,883,300	$5,816,013,064
Ratios to average net assets:
Expenses, before reimbursements	0.62%	0.60%	0.60%	0.58%	0.58%
Expenses, net of reimbursements	0.62%	0.60%	0.60%	0.58%	0.58%
Net investment income, before expense reimbursements	1.83%	1.78%	2.16%	1.88%	2.35%
Net investment income, net of reimbursements	1.83%	1.78%	2.16%	1.88%	2.35%
Portfolio turnover rate	23%	25%	25%	32%	29%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

82	Prospectus – Additional Information

American Beacon Large Cap Value Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$30.78	$25.64	$28.21	$31.04	$27.46
Income (loss) from investment operations:
Net investment income	0.57	0.48	0.59	0.56	0.64
Net gains (losses) on investments (both realized and unrealized)	(0.04)	5.46	(0.29)	(0.72)	3.37
Total income (loss) from investment operations	0.53	5.94	0.30	(0.16)	4.01
Less distributions:
Dividends from net investment income	(0.53)	(0.58)	(0.49)	(0.66)	(0.43)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	–
Total distributions	(3.11)	(0.80)	(2.87)	(2.67)	(0.43)
Net asset value, end of period	$28.20	$30.78	$25.64	$28.21	$31.04
Total returnA	1.42%	23.51%	1.61%	(0.80)%	14.78%
Ratios and supplemental data:
Net assets, end of period	$298,017,629	$384,155,569	$349,542,346	$419,096,844	$434,880,702
Ratios to average net assets:
Expenses, before reimbursements	0.68%	0.67%	0.67%	0.67%	0.67%
Expenses, net of reimbursements	0.68%	0.67%	0.67%	0.67%	0.67%
Net investment income, before expense reimbursements	1.77%	1.69%	2.08%	1.80%	2.24%
Net investment income, net of reimbursements	1.77%	1.69%	2.08%	1.80%	2.24%
Portfolio turnover rate	23%	25%	25%	32%	29%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	83

American Beacon Large Cap Value Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$28.92	$24.13	$26.70	$29.51	$26.11
Income (loss) from investment operations:
Net investment income	0.41	0.40	0.46	0.45	0.57
Net gains (losses) on investments (both realized and unrealized)	0.02	5.12	(0.25)	(0.68)	3.18
Total income (loss) from investment operations	0.43	5.52	0.21	(0.23)	3.75
Less distributions:
Dividends from net investment income	(0.44)	(0.51)	(0.40)	(0.57)	(0.35)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	–
Total distributions	(3.02)	(0.73)	(2.78)	(2.58)	(0.35)
Net asset value, end of period	$26.33	$28.92	$24.13	$26.70	$29.51
Total returnA	1.18%	23.20%	1.33%	(1.07)%	14.50%
Ratios and supplemental data:
Net assets, end of period	$1,505,354,807	$1,990,199,621	$2,245,534,741	$3,167,585,961	$4,158,361,296
Ratios to average net assets:
Expenses, before reimbursements	0.95%	0.92%	0.93%	0.93%	0.93%
Expenses, net of reimbursements	0.95%	0.92%	0.93%	0.93%	0.93%
Net investment income, before expense reimbursements	1.50%	1.46%	1.84%	1.54%	2.01%
Net investment income, net of reimbursements	1.50%	1.46%	1.84%	1.54%	2.01%
Portfolio turnover rate	23%	25%	25%	32%	29%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

84	Prospectus – Additional Information

American Beacon Large Cap Value Fund
	Advisor ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$28.54	$23.82	$26.40	$29.24	$25.89
Income (loss) from investment operations:
Net investment income	0.28	0.21	0.40	0.40	0.47
Net gains (losses) on investments (both realized and unrealized)	0.10	5.20	(0.22)	(0.66)	3.20
Total income (loss) from investment operations	0.38	5.41	0.18	(0.26)	3.67
Less distributions:
Dividends from net investment income	(0.39)	(0.47)	(0.38)	(0.57)	(0.32)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	–
Total distributions	(2.97)	(0.69)	(2.76)	(2.58)	(0.32)
Net asset value, end of period	$25.95	$28.54	$23.82	$26.40	$29.24
Total returnB	1.00%	23.00%	1.21%	(1.19)%	14.31%
Ratios and supplemental data:
Net assets, end of period	$62,811,940	$88,196,090	$113,168,437	$140,975,319	$149,422,940
Ratios to average net assets:
Expenses, before reimbursements	1.09%	1.07%	1.08%	1.07%	1.07%
Expenses, net of reimbursements	1.09%	1.07%	1.08%	1.07%	1.07%
Net investment income, before expense reimbursements	1.36%	1.31%	1.69%	1.40%	1.83%
Net investment income, net of reimbursements	1.36%	1.31%	1.69%	1.40%	1.83%
Portfolio turnover rate	23%	25%	25%	32%	29%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	85

American Beacon Large Cap Value Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$28.61	$23.90	$26.51	$29.38	$26.03
Income (loss) from investment operations:
Net investment income	0.48	0.28	0.42	0.47	0.54
Net gains (losses) on investments (both realized and unrealized)	(0.06)	5.17	(0.21)	(0.71)	3.16
Total income (loss) from investment operations	0.42	5.45	0.21	(0.24)	3.70
Less distributions:
Dividends from net investment income	(0.45)	(0.52)	(0.44)	(0.62)	(0.35)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	–
Total distributions	(3.03)	(0.74)	(2.82)	(2.63)	(0.35)
Net asset value, end of period	$26.00	$28.61	$23.90	$26.51	$29.38
Total returnA	1.15%	23.13%	1.33%	(1.14)%	14.37%
Ratios and supplemental data:
Net assets, end of period	$42,722,617	$40,073,435	$35,071,001	$39,401,153	$22,781,918
Ratios to average net assets:
Expenses, before reimbursements	0.93%	0.98%	0.98%	0.97%	1.04%
Expenses, net of reimbursements	0.93%	0.98%	0.98%	0.97%	1.04%
Net investment income, before expense reimbursements	1.49%	1.38%	1.78%	1.48%	1.83%
Net investment income, net of reimbursements	1.49%	1.38%	1.78%	1.48%	1.83%
Portfolio turnover rate	23%	25%	25%	32%	29%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

86	Prospectus – Additional Information

American Beacon Large Cap Value Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$28.27	$23.57	$26.17	$29.03	$25.81
Income (loss) from investment operations:
Net investment income	0.21	0.09	0.20	0.27	0.35
Net gains (losses) on investments (both realized and unrealized)	0.05	5.11	(0.19)	(0.70)	3.11
Total income (loss) from investment operations	0.26	5.20	0.01	(0.43)	3.46
Less distributions:
Dividends from net investment income	(0.24)	(0.28)	(0.23)	(0.42)	(0.24)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	–
Total distributions	(2.82)	(0.50)	(2.61)	(2.43)	(0.24)
Net asset value, end of period	$25.71	$28.27	$23.57	$26.17	$29.03
Total returnA	0.57%	22.27%	0.51%	(1.83)%	13.48%
Ratios and supplemental data:
Net assets, end of period	$6,851,003	$8,351,349	$8,950,263	$12,389,141	$9,964,292
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.64%	1.72%	1.74%	1.73%	1.79%
Expenses, net of reimbursements or recoupments	1.54%	1.72%	1.74%	1.73%	1.81%
Net investment income, before expense reimbursements or recoupments	0.79%	0.66%	1.02%	0.73%	1.09%
Net investment income, net of reimbursements or recoupments	0.90%	0.66%	1.02%	0.73%	1.07%
Portfolio turnover rate	23%	25%	25%	32%	29%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	87

American Beacon Large Cap Value Fund
	R6 Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	February 28, 2017A to October 31, 2017
Net asset value, beginning of period	$30.98	$28.64
Income from investment operations:
Net investment income	0.59	0.12
Net gains (losses) on investments (both realized and unrealized)	(0.02)	2.22
Total income from investment operations	0.57	2.34
Less distributions:
Dividends from net investment income	(0.56)	–
Distributions from net realized gains	(2.58)	–
Total distributions	(3.14)	–
Net asset value, end of period	$28.41	$30.98
Total returnB	1.54%	8.17	%C
Ratios and supplemental data:
Net assets, end of period	$571,236,567	$40,982,401
Ratios to average net assets:
Expenses, before reimbursements	0.59%	0.60	%D
Expenses, net of reimbursements	0.58%	0.58	%D
Net investment income, before expense reimbursements	1.75%	1.38	%D
Net investment income, net of reimbursements	1.76%	1.40	%D
Portfolio turnover rate	23%	25	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

88	Prospectus – Additional Information

American Beacon Mid-Cap Value Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year EndedA October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$17.25	$14.03	$14.62	$14.76		$14.33
Income (loss) from investment operations:
Net investment income	0.21	0.16	0.26	0.16		0.12
Net gains (losses) on investments (both realized and unrealized)	(1.34)	3.28	0.03	0.25		1.27
Total income (loss) from investment operations	(1.13)	3.44	0.29	0.41		1.39
Less distributions:
Dividends from net investment income	(0.16)	(0.22)	(0.17)	(0.10)		(0.11)
Distributions from net realized gains	(0.44)	–	(0.71)	(0.45)		(0.85)
Total distributions	(0.60)	(0.22)	(0.88)	(0.55)		(0.96)
Redemption fees added to beneficial interests	–	–	–	0.00	B	0.00	B
Net asset value, end of period	$15.52	$17.25	$14.03	$14.62		$14.76
Total returnC	(6.89)%	24.71%	2.39%	2.73%		10.20%
Ratios and supplemental data:
Net assets, end of period	$248,752,034	$265,934,589	$195,472,135	$258,503,278		$193,634,639
Ratios to average net assets:
Expenses, before reimbursements or recoupment	0.85%	0.89%	0.89%	0.85%		0.89%
Expenses, net of reimbursements or recoupment	0.85%	0.89%	0.89%	0.85%		0.93%
Net investment income, before expense reimbursements or recoupment	1.19%	1.06%	1.65%	1.10%		0.92%
Net investment income, net of reimbursements or recoupment	1.19%	1.06%	1.65%	1.10%		0.88%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	89

American Beacon Mid-Cap Value Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year EndedA October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$17.11	$13.92	$14.52	$14.66		$14.25
Income (loss) from investment operations:
Net investment income	0.19	0.15	0.23	0.15		0.18
Net gains (losses) on investments (both realized and unrealized)	(1.32)	3.25	0.05	0.26		1.19
Total income (loss) from investment operations	(1.13)	3.40	0.28	0.41		1.37
Less distributions:
Dividends from net investment income	(0.15)	(0.21)	(0.17)	(0.10)		(0.11)
Distributions from net realized gains	(0.44)	–	(0.71)	(0.45)		(0.85)
Total distributions	(0.59)	(0.21)	(0.88)	(0.55)		(0.96)
Redemption fees added to beneficial interests	–	–	–	0.00	B	0.00	B
Net asset value, end of period	$15.39	$17.11	$13.92	$14.52		$14.66
Total returnC	(6.96)%	24.60%	2.29%	2.76%		10.15%
Ratios and supplemental data:
Net assets, end of period	$96,799,413	$100,190,167	$68,994,531	$70,009,288		$31,074,584
Ratios to average net assets:
Expenses, before reimbursements	0.93%	0.97%	0.96%	0.94%		0.98%
Expenses, net of reimbursements	0.93%	0.97%	0.96%	0.94%		0.98%
Net investment income, before expense reimbursements	1.11%	0.98%	1.59%	1.02%		0.80%
Net investment income, net of reimbursements	1.11%	0.98%	1.59%	1.02%		0.80%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

90	Prospectus – Additional Information

American Beacon Mid-Cap Value Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year EndedA October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$17.40	$14.14	$14.73	$14.89		$14.47
Income (loss) from investment operations:
Net investment income	0.16	0.14	0.21	0.13		0.16
Net gains (losses) on investments (both realized and unrealized)	(1.34)	3.31	0.05	0.25		1.21
Total income (loss) from investment operations	(1.18)	3.45	0.26	0.38		1.37
Less distributions:
Dividends from net investment income	(0.13)	(0.19)	(0.14)	(0.09)		(0.10)
Distributions from net realized gains	(0.44)	–	(0.71)	(0.45)		(0.85)
Total distributions	(0.57)	(0.19)	(0.85)	(0.54)		(0.95)
Redemption fees added to beneficial interests	–	–	–	0.00	B	0.00	B
Net asset value, end of period	$15.65	$17.40	$14.14	$14.73		$14.89
Total returnC	(7.13)%	24.52%	2.12%	2.52%		9.99%
Ratios and supplemental data:
Net assets, end of period	$379,123,913	$274,552,551	$243,421,035	$304,799,582		$246,404,670
Ratios to average net assets:
Expenses, before reimbursements or recoupment	1.12%	1.09%	1.12%	1.09%		1.13%
Expenses, net of reimbursements or recoupment	1.12%	1.09%	1.12%	1.09%		1.14%
Net investment income, before expense reimbursements or recoupment	0.92%	0.86%	1.44%	0.87%		0.61%
Net investment income, net of reimbursements or recoupment	0.92%	0.86%	1.44%	0.87%		0.60%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	91

American Beacon Mid-Cap Value Fund
	Advisor Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year EndedA October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$16.83	$13.69	$14.27	$14.46		$14.07
Income (loss) from investment operations:
Net investment income	0.10	0.10	0.16	0.08		0.11
Net gains (losses) on investments (both realized and unrealized)	(1.29)	3.18	0.05	0.25		1.17
Total income (loss) from investment operations	(1.19)	3.28	0.21	0.33		1.28
Less distributions:
Dividends from net investment income	(0.03)	(0.14)	(0.08)	(0.07)		(0.04)
Distributions from net realized gains	(0.44)	–	(0.71)	(0.45)		(0.85)
Total distributions	(0.47)	(0.14)	(0.79)	(0.52)		(0.89)
Redemption fees added to beneficial interests	–	–	–	0.00	B	0.00	B
Net asset value, end of period	$15.17	$16.83	$13.69	$14.27		$14.46
Total returnC	(7.38)%	24.10%	1.82%	2.25%		9.58%
Ratios and supplemental data:
Net assets, end of period	$3,597,339	$3,682,231	$6,622,356	$6,684,131		$7,149,083
Ratios to average net assets:
Expenses, before reimbursements or recoupment	1.39%	1.40%	1.40%	1.37%		1.40%
Expenses, net of reimbursements or recoupment	1.39%	1.40%	1.40%	1.37%		1.46%
Net investment income, before expense reimbursements or recoupment	0.64%	0.55%	1.16%	0.58%		0.35%
Net investment income, net of reimbursements or recoupment	0.64%	0.55%	1.16%	0.58%		0.30%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

92	Prospectus – Additional Information

American Beacon Mid-Cap Value Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year EndedA October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$16.84	$13.70	$14.28	$14.43		$14.09
Income (loss) from investment operations:
Net investment income	0.18	0.13	0.18	0.11		0.13
Net gains (losses) on investments (both realized and unrealized)	(1.36)	3.18	0.05	0.25		1.16
Total income (loss) from investment operations	(1.18)	3.31	0.23	0.36		1.29
Less distributions:
Dividends from net investment income	(0.07)	(0.17)	(0.10)	(0.06)		(0.10)
Distributions from net realized gains	(0.44)	–	(0.71)	(0.45)		(0.85)
Total distributions	(0.51)	(0.17)	(0.81)	(0.51)		(0.95)
Redemption fees added to beneficial interests	–	–	–	0.00	B	0.00	B
Net asset value, end of period	$15.15	$16.84	$13.70	$14.28		$14.43
Total returnC	(7.32)%	24.26%	1.98%	2.35%		9.68%
Ratios and supplemental data:
Net assets, end of period	$12,080,510	$18,170,218	$19,486,655	$16,422,504		$18,345,497
Ratios to average net assets:
Expenses, before reimbursements	1.25%	1.27%	1.26%	1.25%		1.33%
Expenses, net of reimbursements	1.25%	1.27%	1.26%	1.25%		1.33%
Net investment income, before expense reimbursements	0.78%	0.69%	1.30%	0.71%		0.42%
Net investment income, net of reimbursements	0.78%	0.69%	1.30%	0.71%		0.42%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	93

American Beacon Mid-Cap Value Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year EndedA October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$16.27	$13.26	$13.87	$14.08		$13.81
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.03)	0.07	0.01		0.08
Net gains (losses) on investments (both realized and unrealized)	(1.26)	3.11	0.06	0.23		1.09
Total income (loss) from investment operations	(1.23)	3.08	0.13	0.24		1.17
Less distributions:
Dividends from net investment income	–	(0.07)	(0.03)	–		(0.05)
Distributions from net realized gains	(0.44)	–	(0.71)	(0.45)		(0.85)
Total distributions	(0.44)	(0.07)	(0.74)	(0.45)		(0.90)
Redemption fees added to beneficial interests	–	–	–	0.00	B	0.00	B
Net asset value, end of period	$14.60	$16.27	$13.26	$13.87		$14.08
Total returnC	(7.85)%	23.27%	1.19%	1.57%		8.88%
Ratios and supplemental data:
Net assets, end of period	$5,840,412	$6,520,983	$6,030,130	$6,238,827		$5,104,394
Ratios to average net assets:
Expenses, before reimbursements or recoupment	1.87%	2.04%	2.04%	2.01%		2.12%
Expenses, net of reimbursements or recoupment	1.87%	2.04%	2.04%	2.01%		2.13%
Net investment income (loss), before expense reimbursements or recoupment	0.17%	(0.09)%	0.53%	(0.05)%		(0.33)%
Net investment income (loss), net of reimbursements or recoupment	0.17%	(0.09)%	0.53%	(0.05)%		(0.34)%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

94	Prospectus – Additional Information

American Beacon Mid-Cap Value Fund
	R6 Class
For a share outstanding throughout the period:	February 28, 2018A to October 31, 2018
Net asset value, beginning of period	$16.94
Income (loss) from investment operations:
Net investment income	0.10
Net (losses) on investments (both realized and unrealized)	(1.52)
Total (loss) from investment operations	(1.42)
Net asset value, end of period	$15.52
Total returnB	(8.38	)%C
Ratios and supplemental data:
Net assets, end of period	$191,772
Ratios to average net assets:
Expenses, before reimbursements	3.09	%D
Expenses, net of reimbursements	0.88	%D
Net investment (loss), before expense reimbursements	(0.88	)%D
Net investment income, net of reimbursements	1.32	%D
Portfolio turnover rate	34	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

Prospectus – Additional Information	95

American Beacon Small Cap Value Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year EndedA October 31, 2016	Year Ended October 31, 2015	Year EndedB October 31, 2014
Net asset value, beginning of period	$29.51	$24.36	$24.69	$27.80	$28.04
Income (loss) from investment operations:
Net investment income	0.21	0.17	0.23	0.24	0.17
Net gains (losses) on investments (both realized and unrealized)	(0.94)	5.83	0.79	0.02	2.18
Total income (loss) from investment operations	(0.73)	6.00	1.02	0.26	2.35
Less distributions:
Dividends from net investment income	(0.15)	(0.23)	(0.20)	(0.19)	(0.14)
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)
Total distributions	(2.64)	(0.85)	(1.35)	(3.37)	(2.59)
Net asset value, end of period	$26.14	$29.51	$24.36	$24.69	$27.80
Total returnC	(2.96)%	24.80%	4.58%	0.87%	8.78%
Ratios and supplemental data:
Net assets, end of period	$4,604,864,422	$5,527,380,111	$4,717,291,753	$4,313,522,956	$4,002,884,144
Ratios to average net assets:
Expenses, before reimbursements	0.80%	0.82%	0.83%	0.81%	0.80%
Expenses, net of reimbursements	0.80%	0.82%	0.83%	0.81%	0.80%
Net investment income, before expense reimbursements	0.66%	0.58%	1.01%	0.99%	0.67%
Net investment income, net of reimbursements	0.66%	0.58%	1.01%	0.99%	0.67%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

96	Prospectus – Additional Information

American Beacon Small Cap Value Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year EndedA October 31, 2016	Year Ended October 31, 2015	Year EndedB October 31, 2014
Net asset value, beginning of period	$29.13	$24.06	$24.41	$27.52	$27.81
Income (loss) from investment operations:
Net investment income	0.17	0.12	0.23	0.23	0.18
Net gains (losses) on investments (both realized and unrealized)	(0.90)	5.78	0.76	0.01	2.12
Total income (loss) from investment operations	(0.73)	5.90	0.99	0.24	2.30
Less distributions:
Dividends from net investment income	(0.14)	(0.21)	(0.19)	(0.17)	(0.14)
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)
Total distributions	(2.63)	(0.83)	(1.34)	(3.35)	(2.59)
Net asset value, end of period	$25.77	$29.13	$24.06	$24.41	$27.52
Total returnC	(3.03)%	24.70%	4.49%	0.79%	8.67%
Ratios and supplemental data:
Net assets, end of period	$342,125,601	$379,409,116	$296,082,333	$251,360,287	$190,416,114
Ratios to average net assets:
Expenses, before reimbursements	0.87%	0.90%	0.90%	0.90%	0.89%
Expenses, net of reimbursements	0.87%	0.90%	0.90%	0.90%	0.89%
Net investment income, before expense reimbursements	0.59%	0.50%	0.94%	0.90%	0.58%
Net investment income, net of reimbursements	0.59%	0.50%	0.94%	0.90%	0.58%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	97

American Beacon Small Cap Value Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year EndedA October 31, 2016	Year Ended October 31, 2015	Year EndedB October 31, 2014
Net asset value, beginning of period	$28.46	$23.52	$23.86	$26.96	$27.27
Income (loss) from investment operations:
Net investment income	0.11	0.11	0.19	0.18	0.10
Net gains (losses) on investments (both realized and unrealized)	(0.89)	5.60	0.73	(0.02)	2.09
Total income (loss) from investment operations	(0.78)	5.71	0.92	0.16	2.19
Less distributions:
Dividends from net investment income	(0.07)	(0.15)	(0.11)	(0.08)	(0.05)
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)
Total distributions	(2.56)	(0.77)	(1.26)	(3.26)	(2.50)
Net asset value, end of period	$25.12	$28.46	$23.52	$23.86	$26.96
Total returnC	(3.28)%	24.43%	4.27%	0.50%	8.40%
Ratios and supplemental data:
Net assets, end of period	$538,602,473	$660,241,571	$617,552,712	$723,044,801	$851,731,763
Ratios to average net assets:
Expenses, before reimbursements	1.13%	1.12%	1.14%	1.15%	1.16%
Expenses, net of reimbursements	1.13%	1.12%	1.14%	1.15%	1.16%
Net investment income, before expense reimbursements	0.33%	0.27%	0.70%	0.67%	0.33%
Net investment income, net of reimbursements	0.33%	0.27%	0.70%	0.67%	0.33%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

98	Prospectus – Additional Information

American Beacon Small Cap Value Fund
	Advisor ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year EndedB October 31, 2016	Year Ended October 31, 2015	Year EndedC October 31, 2014
Net asset value, beginning of period	$28.09	$23.22	$23.60	$26.69	$27.06
Income (loss) from investment operations:
Net investment income	0.06	0.03	0.12	0.13	0.06
Net gains (losses) on investments (both realized and unrealized)	(0.88)	5.57	0.73	0.01	2.07
Total income (loss) from investment operations	(0.82)	5.60	0.85	0.14	2.13
Less distributions:
Dividends from net investment income	(0.01)	(0.11)	(0.08)	(0.05)	(0.05)
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)
Total distributions	(2.50)	(0.73)	(1.23)	(3.23)	(2.50)
Net asset value, end of period	$24.77	$28.09	$23.22	$23.60	$26.69
Total returnD	(3.44)%	24.26%	4.01%	0.41%	8.22%
Ratios and supplemental data:
Net assets, end of period	$77,578,775	$98,718,359	$110,205,158	$98,224,328	$102,681,998
Ratios to average net assets:
Expenses, before reimbursements	1.28%	1.30%	1.31%	1.31%	1.29%
Expenses, net of reimbursements	1.28%	1.30%	1.31%	1.31%	1.29%
Net investment income, before expense reimbursements	0.18%	0.11%	0.53%	0.51%	0.18%
Net investment income, net of reimbursements	0.18%	0.11%	0.53%	0.51%	0.18%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
C

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	99

American Beacon Small Cap Value Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year EndedA October 31, 2016	Year Ended October 31, 2015	Year EndedB October 31, 2014
Net asset value, beginning of period	$27.99	$23.14	$23.54	$26.63	$27.03
Income (loss) from investment operations:
Net investment income	0.07	0.07	0.15	0.13	0.11
Net gains (losses) on investments (both realized and unrealized)	(0.86)	5.53	0.73	0.02	2.03
Total income (loss) from investment operations	(0.79)	5.60	0.88	0.15	2.14
Less distributions:
Dividends from net investment income	(0.06)	(0.13)	(0.13)	(0.06)	(0.09)
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)
Total distributions	(2.55)	(0.75)	(1.28)	(3.24)	(2.54)
Net asset value, end of period	$24.65	$27.99	$23.14	$23.54	$26.63
Total returnC	(3.37)%	24.36%	4.17%	0.45%	8.30%
Ratios and supplemental data:
Net assets, end of period	$66,380,615	$63,481,305	$63,277,387	$54,815,183	$29,569,753
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.20%	1.20%	1.21%	1.21%	1.27%
Expenses, net of reimbursements or recoupments	1.20%	1.20%	1.21%	1.22%	1.27%
Net investment income, before expense reimbursements or recoupments	0.25%	0.20%	0.64%	0.56%	0.19%
Net investment income, net of reimbursements or recoupments	0.25%	0.20%	0.64%	0.54%	0.20%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

100	Prospectus – Additional Information

American Beacon Small Cap Value Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year EndedA October 31, 2016	Year Ended October 31, 2015	Year EndedB October 31, 2014
Net asset value, beginning of period	$26.98	$22.39	$22.84	$26.05	$26.60
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.14)	(0.02)	0.03	(0.07)
Net gains (losses) on investments (both realized and unrealized)	(0.81)	5.35	0.72	(0.06)	1.97
Total income (loss) from investment operations	(0.89)	5.21	0.70	(0.03)	1.90
Less distributions:
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)
Total distributions	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)
Net asset value, end of period	$23.60	$26.98	$22.39	$22.84	$26.05
Total returnC	(3.89)%	23.39%	3.42%	(0.31)%	7.46%
Ratios and supplemental data:
Net assets, end of period	$13,480,297	$15,335,554	$11,938,196	$11,718,580	$9,676,368
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.86%	1.96%	1.96%	1.97%	2.03%
Expenses, net of reimbursements or recoupments	1.76%	1.96%	1.96%	1.98%	2.03%
Net investment (loss), before expense reimbursements or recoupments	(0.41)%	(0.58)%	(0.12)%	(0.17)%	(0.56)%
Net investment (loss), net of reimbursements or recoupments	(0.31)%	(0.58)%	(0.12)%	(0.17)%	(0.56)%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	101

American Beacon Small Cap Value Fund
	R6 Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	February 28, 2017A to October 31, 2017
Net asset value, beginning of period	$29.51	$28.03
Income (loss) from investment operations:
Net investment income	0.22	–	B
Net gains (losses) on investments (both realized and unrealized)	(0.94)	1.48
Total income (loss) from investment operations	(0.72)	1.48
Less distributions:
Dividends from net investment income	(0.16)	-
Distributions from net realized gains	(2.49)	-
Total distributions	(2.65)	-
Net asset value, end of period	$26.14	$29.51
Total returnC	(2.93)%	5.28	%D
Ratios and supplemental data:
Net assets, end of period	$902,241,051	$295,802,679
Ratios to average net assets:
Expenses, before reimbursements	0.77%	0.80	%E
Expenses, net of reimbursements	0.77%	0.80	%E
Net investment income (loss), before expense reimbursements	0.66%	(0.04	)%E
Net investment income (loss), net of reimbursements	0.66%	(0.04	)%E
Portfolio turnover rate	69%	48	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

102	Prospectus – Additional Information

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds' website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report

The Funds' Annual and Semi-Annual Reports list each Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds' performance. The report of the Funds' independent registered public accounting firm is included in the Annual Report.

Statement of Additional Information (‘‘SAI'')

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this prospectus by reference (it is legally part of this prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

Appendix A to the Prospectus – Intermediary Sales Charge Discounts and Waivers

Appendix A contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

To obtain more information about the Funds or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Balanced Fund, American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-04984

Appendix A

INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled "Choosing Your Share Class" for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Fund's prospectus.

Appendix A: Merrill Lynch

A CLASS AND C CLASS PURCHASES THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in a Fund's prospectus or SAI.

Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch

■

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission- based brokerage account and shares are held for the benefit of the plan.

■

Shares purchased by or through a 529 Plan.

■

Shares purchased through a Merrill Lynch affiliated investment advisory program.

■

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform.

■

Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

■

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■

Shares exchanged from C Class (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.

■

Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

■

Directors or Trustees of a Fund, and employees of a Fund's investment adviser or any of its affiliates, as described in this Prospectus.

■

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on A Class and C Class Shares available at Merrill Lynch

■

Death or disability of the shareholder

■

Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

■

Return of excess contributions from an IRA Account

■

Shares sold as part of a "required minimum distribution" for IRAs and other retirement accounts due to the shareholder reaching age 70½

■

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■

Shares acquired through a right of reinstatement

■

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A Class and C Class shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

■

Breakpoints as described in this prospectus.

■

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

■

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Appendix A: Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

■

Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■

Shares purchased through a Morgan Stanley self-directed brokerage account

■

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

■

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Prospectus – Appendix	A-1

Appendix A: Raymond James

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Raymond James

■

Shares purchased in an investment advisory program.

■

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■

Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

■

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

■

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

■

Death or disability of the shareholder.

■

Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

■

Return of excess contributions from an IRA Account.

■

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund's prospectus.

■

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

■

Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

■

Breakpoints as described in this Prospectus.

■

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

A-2	Prospectus – Appendix

Statement of Additional Information
 February 28, 2019

Ticker
Share Class	A	C	Y	R6	Advisor	Institutional	Investor
American Beacon Balanced Fund	ABFAX	ABCCX	ACBYX		ABLSX	AADBX	AABPX
American Beacon Garcia Hamilton Quality Bond Fund			GHQYX	GHQRX		GHQIX	GHQPX
American Beacon International Equity Fund	AIEAX	AILCX	ABEYX	AAERX	AAISX	AAIEX	AAIPX
American Beacon Large Cap Value Fund	ALVAX	ALVCX	ABLYX	AALRX	AVASX	AADEX	AAGPX
American Beacon Mid-Cap Value Fund	ABMAX	AMCCX	ACMYX	AMDRX	AMCSX	AACIX	AMPAX
American Beacon Small Cap Value Fund	ABSAX	ASVCX	ABSYX	AASRX	AASSX	AVFIX	AVPAX

This Statement of Additional Information ("SAI") should be read in conjunction with the Prospectus dated February 28, 2019 (the "Prospectus") for the American Beacon Balanced Fund, American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value Fund (each a "Fund" and collectively, the "Funds"), each a separate series of the American Beacon Funds, a Massachusetts business trust. Copies of the Prospectuses may be obtained without charge by calling (800) 658-5811. You also may obtain copies of the Prospectus without charge by visiting the Funds' website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Funds' Prospectus. In other words, it is legally a part of each Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus. Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined.

The Funds' Annual Report to shareholders for the period ended October 31, 2018 and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. Copies of the Funds' Annual and Semi-Annual Reports may be obtained, without charge, upon request by calling (800) 658-5811 or visiting www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUNDS

Each Fund is a separate series of the American Beacon Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. Each Fund is diversified as defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"). Each Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the A Class, C Class, Y Class, R6 Class, Advisor Class, Institutional Class and Investor Class shares of the Funds.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies and risks of each Fund are described in the Prospectus. This section contains additional information about the Funds' investment policies and risks and types of investments a Fund may purchase. The composition of a Fund's portfolio and the strategies a Fund may use in selecting investments may vary over time. A Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all. In the following table, Funds with an "X" in a particular strategy/risk are more likely to use or be subject to that strategy/risk than those without an "X".

Strategy/Risk	Balanced Fund	Garcia Hamilton Quality Bond Fund	International Equity Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Asset-Backed Securities	X
Borrowing Risks	X	X	X	X	X	X
Callable Securities	X	X
Cash Equivalents	X	X	X	X	X	X
Commercial Paper	X	X
Common Stock	X		X	X	X	X
Convertible Securities	X		X	X	X	X
Corporate Actions	X	X
Cover and Asset Segregation	X	X	X	X	X	X
Currencies Risk			X
Cyber-Security Risk	X	X	X	X	X	X
Debentures	X	X
Depositary Receipts	X		X	X	X	X
Derivatives	X		X	X	X	X
Dollar Rolls	X
Eurodollar and Yankee CD Obligations	X
Expense Risk	X	X	X	X	X	X
Fixed Income Investments	X	X
Foreign Securities	X		X	X	X	X
Forward Foreign Currency Contracts			X
Forward Contracts and Futures Contracts	X		X	X	X	X
Growth Companies Risk	X		X	X	X	X
Illiquid and Restricted Securities	X	X	X	X	X	X
Index Futures Contracts	X		X	X	X	X
Inflation-Indexed Securities	X	X		X	X	X
Initial Public Offerings	X		X	X	X	X
Interfund Lending	X	X	X	X	X	X
Investment Grade Securities	X	X
Issuer Risk	X	X	X	X	X	X
Large Capitalization Companies Risk	X	X	X	X	X
Market Events	X	X	X	X	X	X
Master Demand Notes	X	X
Mid-Capitalization Companies Risk	X	X	X	X	X	X
Mortgage-Backed Securities	X	X

1

Municipal Securities		X
Non-Corporate and Foreign Companies	X		X	X	X	X
Other Investment Company Securities and Other Exchange-Traded Products	X	X	X	X	X	X
Preferred Stock	X		X	X	X	X
Publicly Traded Partnerships; Master Limited Partnerships	X			X	X	X
Real Estate Related Investments	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X	X	X
Rights and Warrants	X		X	X	X	X
Securities Loan Transactions	X		X	X	X	X
STRIPs and Zero Coupons	X	X
Small Capitalization Companies Risk	X	X	X	X	X	X
Socially Responsible Investing		X
Supranational Risk			X
Swap Agreements	X		X	X	X	X
Time-Zone Arbitrage			X
U.S. Government Agency Securities	X	X
U.S. Treasury Obligations	X	X	X	X	X	X
Value Companies Risk	X		X	X	X	X
Valuation Risk		X
Variable or Floating Rate Obligations	X	X
Variable Rate Auction and Residual Interest Obligations	X
When-Issued and Forward Commitment Transactions	X	X

Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust's interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so called plastic bonds, backed by credit card receivables. A Fund is permitted to invest in asset-backed securities, subject to a Fund's rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted.

Borrowing Risk — A Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. A Fund may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund's net asset value ("NAV") and in its total return. Interest expense and other fees associated with borrowing may reduce a Fund's return.

Callable Securities — A Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, a Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by a Fund may be invested in securities paying lower coupon rates. Thus, a Fund's income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a Fund's total return.

Cash Equivalents — Cash equivalents include certificates of deposit, time deposits, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Certificates of deposit ("CDs") are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper — A Fund may invest in commercial paper and other short-term notes. Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days.

A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

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Common Stock — Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or traded over-the-counter ("OTC"). OTC stock may be less liquid than exchange-traded stock.

Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Actions — From time to time, a Fund may voluntarily participate in corporate actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders ("Voluntary Action"). Notwithstanding any percentage investment limitation listed under the "Investment Restrictions" section or any percentage investment limitation of the Investment Company Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and by doing so, a Fund would exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the corporate action, a Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Cover and Asset Segregation — A Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. A Fund will comply with guidance from the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by a Fund of cash or liquid assets with its custodian or a designated sub-custodian to the extent a Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by offsetting portfolio positions.

For example, if a Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid assets having a value at least equal to the value of the deliverable currency on a marked-to-market basis. Alternatively, a Fund could cover its obligation by entering into an offsetting transaction to acquire, on or before the date such foreign currency must be delivered, an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price to be received by the Fund under the currency forward contract.

A Fund's approach to asset coverage may vary among different types of transactions. For example, if a Fund's forward obligation on the transaction is only to make a cash payment equal to the amount, if any, by which the value of the Fund's position is less than that of its counterparty, the Fund will segregate cash or liquid assets equal to that difference calculated on a daily marked-to-market basis (a "net amount"). Additionally, if a Fund is a protection seller in a credit default swap, the Fund, depending on how the credit default swap is settled, usually will segregate assets equal to the full notional value of the swap. If a Fund is protection buyer in a credit default swap, depending on how the credit default swap is settled, it usually will cover the total amount of required premium payments plus the prepayment penalty.

Inasmuch as a Fund covers its obligations under these transactions as described above, American Beacon Advisors, Inc. (the "Manager") and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the sub-advisors' ability to manage the Fund's portfolio.

Currencies Risk — A Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non- U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. or emerging market currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments.

Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and affect a Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Cyber-Security Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Funds or their sub-

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advisors, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of customer data or funds, impact the Funds' ability to calculate their NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Funds may also incur additional costs for cyber-security risk management purposes. Similar types of cyber- security risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds' investment in such companies to lose value.

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for a Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Funds and the Manager endeavor to determine that service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, a Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund's third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

Debentures — Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

Depositary Receipts — American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. EDRs are in bearer form and traded in European securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights.  Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see "Foreign Securities" below for a description of the risks associated with investments in foreign securities.

Derivatives — Generally a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, currency, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. The value of certain derivative securities is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference assets).

A Fund may invest in various types of derivatives, including, among others, forwards for currency hedges, warrants, rights, structured products and other derivative instruments. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to the Dodd-Frank Act, the SEC and the U.S. Commodity Futures Trading Commission ("CFTC") have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) which are regulated by the SEC, and other swaps which are regulated by the CFTC and the markets in which these instruments trade.

Prior to 2012, advisers of registered investment companies like the Funds that trade commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), were excluded from regulation as commodity pool operators ("CPOs") pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion a Funds' commodity interests other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) do not exceed 5% of a Fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of a Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. A Fund's ability to use these instruments also may be limited by federal income tax considerations.

The Manager is not registered as a CPO with respect to the Funds in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight ("Division") of the CFTC. Pursuant to this letter and the conditions set forth herein, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised

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guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the "Deadline"). In addition, the Manager has also filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Funds. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.

Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund's initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. A Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risk.

Transactions in derivatives may expose a Fund to an obligation to another party and, as a result, a Fund may need to "cover" the obligation or segregate liquid assets in compliance with SEC guidelines, as discussed above under "Cover and Asset Segregation."

Dollar Rolls — A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. A Fund maintains with its custodian segregated, or earmarked, liquid securities in an amount at least equal to the forward purchase obligation.

Eurodollar and Yankee CD Obligations — Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankee CDs are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in a Fund's net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a Fund's net assets decrease due to market declines or redemptions, a Fund's expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in a Fund's expense ratio could be significant.

Fixed-Income Investments — A Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Securities — A Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund's rights as an investor.

A Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

A Fund may also invest in foreign "market access" investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for a Fund to invest directly in an issuer's common stock. Use of market access investments may involve risks associated with derivative investments (see "Derivatives"). Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a

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counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.

Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the sub-advisors endeavor to achieve the most favorable net results on portfolio transactions.

Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Brexit Risk. The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union ("EU"). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom's withdrawal will be conducted, as well as the potential consequences and precise timeframe for "Brexit."  In March 2017, the United Kingdom formally notified the European Council that it intends to withdraw from the EU by invoking Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiation on the terms of Brexit. While it is not possible to determine the precise impact these events may have on the Funds, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund's investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Chinese Companies. Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia's other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy, and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult or impossible, to obtain and/ or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. China's economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China's economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some believe that China's currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. For decades, a state of hostility has existed between Taiwan and the People's Republic of China. Beijing has long deemed Taiwan a part of the "one China" and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan's economy and could negatively

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affect its stock market. By treaty, China has committed to preserve Hong Kong's autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

China could be affected by military events on the Korean peninsula or internal instability within North Korea. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

Emerging Market Investments — A Fund may invest in the securities and derivatives with exposure to various countries with emerging markets. Investments in the securities and derivatives with exposure to emerging market countries involve significantly higher risks not involved in investments in securities in more developed markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some emerging market countries may impose differential capital gain taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that a Fund could lose the entire value of its investments in the affected markets.

The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Also, there may be less publicly available information about emerging markets than would be available in more developed markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain emerging market countries, reporting standards vary widely. As a result, traditional investment measurements used in the U.S. may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and securities may be held by a limited number of investors. This may adversely affect the timing and pricing of a Fund's acquisition or disposal of securities.

The laws in certain emerging market countries may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and a Fund.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund may use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

A Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

Forward Foreign Currency Contracts — A Fund may enter into forward foreign currency contracts ("forward currency contracts"). A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these forward currency contracts normally are settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges.  For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges.  For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

A Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its respective portfolio securities denominated in such foreign currency. In addition, a Fund may use forward currency contracts when a sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

A Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

A Fund may use forward currency contracts to seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

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In addition, a Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency that a sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that involve two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies a Fund's exposure to foreign currency exchange rate fluctuations.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, a Fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of securities whose U.S. dollar value is being hedged by those contracts involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

A Fund bears the risk of loss of the amount expected to be received under a forward currency contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund may have contractual remedies pursuant to the forward currency contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor.

Non-Deliverable Currency Forwards — A Fund also may enter into non-deliverable currency forwards ("NDFs"). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a "Reference Currency"), generally on currencies that are non-convertible, and may be thinly traded or illiquid. NDFs involve an obligation to pay a U. S. dollar amount (the "Settlement Amount") equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the "NDF Rate"), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to other forward currency contracts, NDFs do not require physical delivery of each Reference Currency on the settlement date. Rather, on the settlement date, one counterparty pays the Settlement Amount. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

A Fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Funds' respective returns.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be swaps, and consequently commodity interests for purposes of amended Regulation 4.5.

Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, a Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor.

Forward Contracts and Futures Contracts — A Fund may enter into forward and futures contracts. Forward and futures contracts, including interest rate futures contracts and futures contracts on U.S. Treasury securities obligate the purchaser to take delivery of, or cash settle a specific amount of a commodity, security or obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. A forward is a private agreement between two parties and is not traded on an exchange. Futures contracts will be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange

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rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments (sometimes referred to as "maintenance margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases or sells a futures contract, it is subject to daily, or even intraday, variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily  or intraday variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. A Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency.

The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts. The Funds have no current intent to accept physical delivery in connection with the settlement of futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a sub-advisor may still not result in a successful transaction.

Futures contracts also entail other risks. Although the use of such contracts may benefit a Fund, if investment judgment about the general direction of, for example, an index is incorrect, a Fund's overall performance would be worse than if it had not entered into any such contract. There are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor.

Futures Contracts on Stock Indices — A Fund may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Index Futures Contracts"). This technique may be used to hedge against anticipated future changes in market prices that otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities that are intended to be purchased for a Fund at a later date.

In general, each hedging transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount that approximately offsets the decline in value of the portion of a Fund's investments that are being hedged. If general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.

Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Fund.

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Growth Companies Risk — Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund's investments in growth stocks may underperform value or non-growth stocks that have a broader investment style.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. The Manager or a sub-advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

The Manager and the applicable sub-advisors will carefully monitor a Fund's investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Index Futures Contracts —  A Fund may invest in Index Futures Contracts for investment purposes, including for short-term cash management purposes. Like other futures contracts, Index Futures Contracts are derivatives. For a further discussion of the risks of derivatives instruments, see "Derivatives."

An Index Futures Contract is a U.S. futures contract traded on an exchange that has been designated a "contract market" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Index Futures Contracts are traded on a number of exchanges and generally are cash settled.

At the same time an Index Futures Contract on an index is purchased or sold, a Fund must allocate cash or securities as a deposit payment ("initial deposit") based on the contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

Inflation-Indexed Securities — Inflation-indexed securities, also known as "inflation-protected securities," are fixed income instruments structured such that their interest payments and principal amounts are adjusted to keep up with inflation.

In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments thereon. The U.S. Treasury is obligated to repay at least the original principal value at maturity for inflation-indexed securities issued directly by the U.S. Government. However, inflation-indexed securities of other issuers may or may not have the same principal guarantee and may repay an amount less than the original principal value at maturity. Any increase in the principal amount of an inflation-indexed debt security will be considered ordinary income, even though a Fund will not receive the principal until maturity.

There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A Fund's investments in inflation-indexed securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-indexed securities are subject to the risk that the Consumer Price Index for All Urban Consumers (the index used for U.S. Treasury inflation-indexed securities) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests

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of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Initial Public Offerings — A Fund can invest in initial public offerings ("IPOs"). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Interfund Lending — Pursuant to an order issued by the SEC, the American Beacon Funds may participate in a credit facility whereby each American Beacon Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager's asset management, compliance, and accounting areas who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of a Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When the funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). However, redemption requests normally are satisfied the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Funds' need to borrow from banks, the Funds remain free to establish and utilize lines of credit or other borrowing arrangements with banks.

Investment Grade Securities — Investment grade securities that a Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security (such as S&P Global Ratings (“S&P Global”), Fitch, Inc. or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. A Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria. Please see "Appendix C Ratings Definitions" for an explanation of rating categories.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events — Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and foreign capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on a Fund.

Master Demand Notes — Master demand notes are direct arrangements of obligations, between a lender and a corporate borrower, that permit the investment of fluctuating amounts of money at varying rates of interest. They permit daily changes in the amounts borrowed. The lender has the right to increase or decrease the amount it lends under the note at any time, up to the full amount provided by the note agreement. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

These notes are direct lending arrangements between the lender and borrower, and there is no secondary market for them. The principal plus accrued interest is redeemable at any time, however. This right to redeem the notes depends on the ability of the borrower to make the specified payment on demand. The sub-advisors will consider the earning power, cash flow and other liquidity ratios of an issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. Investments in master demand notes are subject to the limitation on investments in illiquid securities.

Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in more established companies with larger capitalization. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Mortgage-Backed Securities — Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

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Commercial Mortgage-Backed Securities ("CMBS"). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real estate property. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Many of the risks of investing in CMBS reflect the risk of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Mortgage Obligations ("CMOs"). CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government-sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs. See "Tax Information - Taxation of Certain Investments and Strategies."

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"), or guaranteed by agencies or instrumentalities of the U.S. Government, as in the case of securities guaranteed by the FNMA or the FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

There are a number of important differences among the agencies, instrumentalities and government-sponsored enterprises of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Such agencies and securities include:

(1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes") — GNMA is a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the government guarantee, the size of the market, and the active participation in the secondary market of security dealers and a variety of investors.

(2) Mortgage-Related Securities Issued by Private Organizations — Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

(3) FHLMC Mortgage Participation Certificates ("Freddie Macs") — Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Please see "Additional Information Regarding Freddie Mac and Fannie Mae" below for further information.

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(4) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") — Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States. Please see "Additional Information Regarding" Freddie Mac and Fannie Mae below for further information.

In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage -backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the fourth quarter of 2017, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, FNMA and FHLMC have together paid approximately $278.8 billion in aggregate cash dividends to the Treasury (although those payments do not constitute a repayment of their draws). In the first quarter of 2018, FNMA and FHLMC each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, FNMA and FHLMC each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively. FHFA has stated that FNMA and FHLMC may need an injection of Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

Moreover, there remains significant uncertainty as to whether (or when) FNMA and FHLMC will emerge from conservatorship, which has no specified termination date. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

Municipal Securities — Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. A Fund may invest in municipal securities the interest on which is excludable from gross income for federal income tax purposes ("tax-exempt"), as well as municipal securities the interest on which is taxable. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk.

A downgrade in the issuer's or security's credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by a Fund.

General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest thereon may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation.

Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues that are payable from those taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Commercial paper, the interest on which is tax-exempt, is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

Private activity bonds are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Non-Corporate and Foreign Companies — A Fund may purchase securities of entities such as limited partnerships, limited liability companies ("LLCs"), business and statutory trusts and companies organized outside the United States.

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Other Investment Company Securities and Exchange-Traded Products — A Fund at times may invest in shares of other investment companies and exchange-traded products, including open-end funds, closed-end funds, business development companies, exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), and interests in unit investment trusts. A Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund's own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for a Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

A Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. A Fund would invest in money market funds rather than purchasing individual short-term investments. If a Fund invests in money market funds shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of those funds, including such fees charged by the Manager to any applicable money market funds it advises.

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund's investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund's yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

A Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, a Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, a Fund would be subject to its ratable share of the ETF's expenses, including its advisory and administration expenses.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount or premium to their NAV; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. A Fund may also invest in ETNs, which are structured debt securities. Whereas ETFs' liabilities are secured by their portfolio securities, ETNs' liabilities are unsecured general obligations of the issuer. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.

Each Fund's investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate. However, a Fund may exceed these limits when investing in shares of an ETF or other investment company, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF or other investment company that permits an investing fund, such as the Fund, to invest in the ETF or other investment company in excess of the limits described above.

The SEC has proposed revisions to the rules permitting funds to invest in other investment companies. The SEC has also proposed rescinding most prior exemptive orders permitting fund of funds arrangements and certain fund of fund rules and SEC staff guidance. The proposed revisions and the related rescissions could alter the operations of fund of funds by limiting their investments in unaffiliated funds and direct investments and potentially imposing restrictions on their ability to redeem the investment company shares they hold.

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer's growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Publicly Traded Partnerships; Master Limited Partnerships — A Fund may invest in publicly traded partnerships such as master limited partnerships ("MLPs"). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the over-the-counter ("OTC") market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)).  A Fund invests in an MLP as a limited partner and normally would not be liable for the debts of the MLP beyond the amount the Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP's creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Related Investments — A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of a Fund's investments. Investing in securities issued by real estate and real estate-related companies may subject a Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt

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leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of a Fund's investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of a Fund's portfolio. A Fund will indirectly bear a proportionate share of a REIT's ongoing operating fees and expense. In addition, a REIT is subject to the possibility of failing to (a) qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code and (b) maintain exemption eligibility from the investment company registration requirements.

Repurchase Agreements — A repurchase agreement is an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer, sometimes to be held by an eligible third-party custodian. Under the agreement a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week or on demand. The price for the seller to repurchase the securities is greater than a Fund's purchase price, reflecting an agreed upon rate that is the equivalent of interest. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller's repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit a Fund to earn income while retaining flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller's bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Board has established procedures pursuant to which the sub-advisors monitor the creditworthiness of the counterparties with which a Fund enters into repurchase agreement transactions.

A Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of a sub-advisor, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include equity and fixed income securities such as U.S. Government and agency securities, municipal obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, depositary receipts, ETFs, corporate obligations and convertible securities.

Reverse Repurchase Agreements — A Fund may borrow funds by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act.

Rights and Warrants — Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets a Fund may invest in rights and warrants.

Securities Loan Transactions — Securities loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a securities loan transaction is to capture any demand premium paid by the borrower and to enable the Fund to continue to have the benefits of owning the securities loaned and at the same time earn fee income or income on the reinvestment of any cash collateral that it receives. Cash collateral received through securities loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board. Please see the "Lending of Portfolio Securities" section for additional information.

Securities loans will be made in accordance with the following conditions: (1) the Fund receives collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies in an amount at least equal to the value of the loaned securities; (2) the borrower is required to provide additional collateral if collateral value falls below the required level; (3) the Fund is able to terminate the loan at any time upon one standard settlement period's notice; (4) the Fund receives reasonable interest or other return on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and is entitled to the benefit of any increase in market value of the loaned securities; (5) the Fund may pay reasonable custodian or other fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, but the Fund is entitled to terminate the loan in order to be able to vote the loaned securities.

While there may be delays in recovery of loaned securities or even unindemnified losses should the borrower fail financially or otherwise default, loans will be made only to firms deemed to be acceptable credit risks pursuant to procedures adopted by the Board and will not be made unless the

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consideration to be earned from such loans is deemed by the Manager to justify the risk.

Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations — Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. A Fund will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

Small Capitalization Companies Risk — Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Socially Responsible Investing - A Fund's incorporation of environmental, social and/or governance considerations in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As a result of these considerations, a Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or sell securities when it might be otherwise disadvantageous for it to do so. A Fund's socially responsible investment process may also affect the Fund's exposure to certain sectors or types of investments, which may impact the Fund's relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market.

The Fund's portfolio managers are dependent on available information to assist in the social evaluation process, and, because there are few generally accepted standards to use in such evaluation, the process employed for a Fund may differ from processes employed for other funds.

Supranational Risk — Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section "Currencies Risk."

Swap Agreements — A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the "notional" amount). Nearly any type of derivative, including forward contracts, can be structured as a swap. See "Derivatives" for a further discussion of derivatives risks.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members—generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, a Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and a Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which a Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, a Fund's cover and asset segregation responsibilities will normally be with respect to the net amount owed by that Fund. See "Cover and Asset Segregation" for additional discussion of these matters. However, a Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that a Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments; see "Illiquid and Restricted Securities" for a description of liquidity risk.

Currency Swaps. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap's inception. Currency swaps are subject to currency risk.

Time-Zone Arbitrage — Investing in foreign securities may involve a greater risk for excessive trading due to "time-zone arbitrage." If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign securities and such price is not reflected in a Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on such pricing discrepancies.

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U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as "STRIPS") and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Valuation Risk — This is the risk that a Fund has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain credit-linked notes and other derivatives, which may be illiquid or which may become illiquid.

Value Companies Risk — Value companies are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While a Fund's investments in value stocks may limit its downside risk over time, a Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund's investments in value stocks may underperform growth or non-value stocks that have a broader investment style.

Variable or Floating Rate Obligations — The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades.The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every one or three months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Variable Rate Auction and Residual Interest Obligations — Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

When-Issued and Forward Commitment Transactions — These transactions involve a commitment by a Fund to purchase or sell securities at a future date. These transactions enable a Fund to "lock-in" what the Manager or a sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, a Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

A Fund maintains with its custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, a Fund will rely on the other party to consummate the transaction.  If the other party fails to do so, a Fund may be disadvantaged. Inasmuch as a Fund covers its obligations under these transactions, the Manager and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of a Fund's assets could impede a sub-advisor's ability to manage the Fund's assets.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus, the American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value Fund may:

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Invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankee and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances, commercial paper and other notes, inflation-indexed securities, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security, such as S&P Global, Fitch, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"), or rated in one of the four highest rating categories by one rating organization if it is the only rating organization rating that security. Obligations rated in the fourth highest rating category are limited to 25% of each of these Funds' debt allocations. These Funds, at the discretion of the Manager, or the applicable sub-advisor, may retain a debt security that has been downgraded below the initial investment criteria.

The American Beacon International Equity Fund may invest up to 20% of its total assets in non-U.S. debt securities that are rated at the time of purchase in one of the three highest rating categories by any rating organizations or, if unrated, are deemed to be of comparable quality by the applicable sub-advisor and traded publicly on a world market.

Each Fund may (except where indicated otherwise):

1

Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2

Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3

Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of a Fund to the extent required by law.

4

Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisors, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5

Purchase securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act. A Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines that any Section 4(a)(2) securities held by such Fund in excess of this level are liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies. Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund. For this purpose, "all of a Fund's investable assets" means that the only investment securities that will be held by a Fund will be a Fund's interest in the investment company.

Fundamental Investment Restrictions. The following discusses the investment policies of each Fund.

The following restrictions have been adopted by each Fund and may be changed with respect to any such Fund only by the majority vote of that Fund's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act and as used herein means, with respect to each Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or (b) more than 50% of the shares of the Fund.

No Fund may (unless otherwise indicated):

1. Each Fund, except American Beacon Garcia Hamilton Quality Bond Fund: Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

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American Beacon Garcia Hamilton Quality Bond Fund: Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.

4. Each Fund, except American Beacon Garcia Hamilton Quality Bond Fund: Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

American Beacon Garcia Hamilton Quality Bond Fund: Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.

5. Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6. Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund's total assets.

8. Each Fund, except American Beacon Garcia Hamilton Quality Bond Fund: Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.  For purposes of this restriction, the Fund will regard only tax-exempt securities issued by municipalities and their agencies not to be an industry.

American Beacon Garcia Hamilton Quality Bond Fund: Invest more than 25% of its assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to (i) obligations issued by or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax exempt securities issued by municipalities and their agencies and authorities.

The above percentage limits (except the limitation to borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth in number 4 above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received).

For purposes of the Funds' policy relating to issuing senior securities set forth above, "senior securities" are defined as Fund obligations that have a priority over the Funds' shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Funds from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Funds are permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of each Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, the Funds are required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of the Funds' industry concentration policy, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an "industry" subject to the 25% limitation. Thus, not more than 25% of a Fund's assets will be invested in securities issued by any one foreign government or supranational organization. A Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, a Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.

Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to each Fund (except where noted otherwise) and may be changed with respect to each Fund by a vote of a majority of the Board. Each Fund may not:

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1

Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2

Each Fund, except American Beacon Garcia Hamilton Quality Bond Fund: Purchase securities on margin or effect short sales, except that a Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

American Beacon Garcia Hamilton Quality Bond Fund: Purchase securities on margin, except that (1) the Fund may obtain such short term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to each Fund, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or a sub-advisor believes it is appropriate and in a Fund's best interest, a Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers' acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures or (viii) shares of money market funds, including funds advised by the Manager or a sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund's transaction costs and generate additional capital gains or losses.

The increase in the portfolio turnover rate of the American Beacon Garcia Hamilton Quality Bond Fund from 52% during the fiscal year ended October 31, 2017 to 143% during the fiscal year ended October 31, 2018 reflects the volatility in the interest rate and credit markets. During the fiscal year ended October 31, 2018, as interest rates fluctuated, the subadvisor of the American Beacon Garcia Hamilton Quality Bond Fund was very active with its duration management which is a principal strategy of the Fund. This generated higher turnover. Additionally, towards late 2018, the volatility in credit spreads led the American Beacon Garcia Hamilton Quality Bond Fund to rebalance within its corporate bond holdings.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund publicly discloses portfolio holdings information as follows:

1

a complete list of holdings for each Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter;

2

a complete list of holdings for each Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

3

a complete list of holdings for each Fund as of the end of each month on the Funds' website (www.americanbeaconfunds.com) approximately twenty days after the end of the month; and

4

ten largest holdings for each Fund as of the end of each calendar quarter on the Funds' website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of a Fund's holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in a Fund's best interest. Disclosure of a Fund's ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in each Fund's complete list of holdings.

Disclosure of Nonpublic Holdings. Occasionally, certain interested parties—including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others—may request portfolio holdings information that has not yet been publicly disclosed by the Funds. The Funds' policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not

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to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict a Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.

A variety of third party service providers require access to Fund holdings to provide services to the Funds or to assist the Manager and the sub-advisors in managing the Funds ("service providers"). The service providers have a duty to keep the Funds' nonpublic information confidential either through written contractual arrangements with the Funds (or another Fund service provider) or by the nature of their role with respect to the Funds (or the service provider). The Funds have determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Funds have determined that disclosure of nonpublic holdings information to members of the Board fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Funds have ongoing arrangements to provide nonpublic holdings information to the following service providers:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor's management on intraday basis with no lag
State Street Bank and Trust Co. ("State Street") and its designated foreign sub-custodians	Securities lending agent for Funds that participate in securities lending, Funds' custodian and foreign custody manager, and foreign sub-custodians	Complete list on intraday basis with no lag
Ernst & Young LLP	Funds' independent registered public accounting firm	Complete list on annual basis with no lag
Abel Noser Corp.	Trade execution analysis for sub-advisor	Partial list on daily basis with no lag
ACA Performance Services	GIPS verification firm for a sub-advisor	Complete list on a monthly basis with lag
Advent/Tamale	Research management system for sub-advisor	Partial list on a daily basis with lag
Ashland Partners	Performance verification for sub-advisor	Complete list on periodic basis with lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
BondEdge	Financial analytic database	Partial list on a daily basis with lag
Broadridge/ProxyEdge	Proxy voting research provider for sub-advisor	Partial list on a daily basis with lag
Brown Brothers Harriman	Corporate Action Management for a sub-advisor	Complete List on a daily basis with no lag
Charles River Systems	Trade order management for sub-advisors	Partial list on daily basis with no lag
Eagle Investment Systems Corp.	Portfolio accounting system	Complete list on a daily basis with no lag
Electra	Reconciliation System	Complete list on daily basis with lag
Eze Castle	Trade order management for sub-advisors	Complete list on a daily basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager and sub-advisors	Complete list on daily basis with no lag
Fiserv	Portfolio Accounting	Complete list on daily basis with no lag
FXTransparency	Trade Execution Assessment	Complete list on weekly basis with no lag
Glass Lewis & Co	Proxy voting services for sub-advisor	Partial list on a periodic basis with lag
Institutional Shareholder Services ("ISS")	Proxy voting research provider to sub-advisors, and share recall services provider to the Manager	Complete list on daily basis with no lag
Investment Technology Group, Inc.	Fair valuation of portfolio securities for Funds with significant foreign securities holdings; transaction cost analysis for sub-advisor	Complete list on daily basis with no lag and more frequently when the Manager seeks advice with respect to certain holdings
LexisNexis	OFAC compliance service for sub-advisor	Complete list on a weekly basis with lag
Northern Trust	Back Office Operation for a sub-advisor	Complete list on a daily basis with no lag
Russell	Ratings Agency	Complete list on a daily basis with lag
Street Account	Investment research for sub-advisor	Partial list on a periodic basis with lag
Varden Technologies, Inc.	Client and investor reporting system	Complete list on a daily basis with no lag

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Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include broker-dealers, prospective sub-advisors, borrowers of the Funds' portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Funds in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Funds. If the Funds participate in securities lending activities, potential borrowers of the Funds' securities receive information pertaining to the Funds' securities available for loan. Such information is provided on a current basis with no lag. The Funds utilize various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Funds requesting confirmation of ownership of the issuer's securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Funds do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Funds have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds or that redistribute the Funds' holdings to financial intermediaries to facilitate their analysis of the Funds. The Funds have determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Funds' website.

No compensation or other consideration may be paid to the Funds, the Funds' service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1

Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Funds' website and not to trade based on the information;

2

Holdings may only be disclosed as of a month-end date;

3

No compensation may be paid to the Funds, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4

A member of the Manager's Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether a Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders.

However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy.

The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an "ongoing arrangement" and should be disclosed in the Funds' SAI.

The Manager and sub-advisors to the Funds may manage substantially similar portfolios for clients other than the Funds. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Funds. The Holdings Policy is not intended to limit the Manager or the sub-advisors from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

A Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. However, it is the Funds' policy to attempt to terminate loans in time to vote those proxies that a Fund determines are material to its interests. Loans of portfolio securities may not exceed 331/3% of the value of a Fund's total assets (including the value of all assets received as collateral for the loan). The Funds will receive collateral consisting of cash in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and may pay the borrower a pre-negotiated fee or "rebate" for the use of that cash collateral. Under the terms of the securities loan agreement between the Funds and their securities lending agent, State Street Bank and Trust Company ("State Street"), State Street indemnifies the Funds for certain losses resulting from a borrower default. However, should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund seeks to minimize this risk by normally limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent. The amount of such compensation depends on the

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income generated by the loan of the securities.

As of the date of this SAI, each Fund, except the American Beacon Garcia Hamilton Quality Bond Fund, intends to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Funds. The Board oversees the Trust's officers and service providers, including American Beacon Advisors, Inc. ("American Beacon"), which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon's investment personnel and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent registered public accounting firm (which reports directly to the Trust's Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. American Beacon, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"). The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Funds.

In general, a Fund's risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, American Beacon, each Fund's investment adviser, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Funds oversees and regularly monitors the investments, operations and compliance of the Funds' investment advisers.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Funds' CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Funds. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Funds' CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds' CCO regarding the effectiveness of the Funds' compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board's consideration of the renewal of each of the Trust's agreements with American Beacon and the Trust's distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust's internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Funds' CCO to discuss matters relating to the Funds' compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least three-fourths of the Board. Brenda Cline, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust's officers and other management personnel, and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves each Fund's investment advisory agreement with American Beacon, while specific matters related to oversight of the Funds' independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee's recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and

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nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Funds' operations, the number of Trustees, and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of 33 series within the American Beacon Funds, 1 series within the American Beacon Institutional Funds Trust, 1 series within the American Beacon Select Funds, 1 series within the American Beacon Sound Point Enhanced Income Fund and 1 series within the American Beacon Apollo Total Return Fund. The same persons who constitute the Board of the Trust also constitute the Board of Trustees of the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, the American Beacon Apollo Total Return Fund, and the American Beacon Select Funds and each Trustee oversees the Trusts' combined 37 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name (Age)*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Position and Length of Time Served on the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Alan D. Feld** (82)	Trustee of American Beacon Funds since 1996 Trustee of American Beacon Select Funds since 1999	Trustee since 2017	Trustee since 2018	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present).
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (49)	Trustee since 2015	Trustee since 2017	Trustee since 2018

Director, Kura MD, Inc. (local telehealth organization) (2015-Present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-Present).

Joseph B. Armes (57)	Trustee since 2015	Trustee since 2017	Trustee since 2018

Chairman & CEO, CSW Industrials, Inc. (NASDAQ: CSWI) (2015-Present); Chairman of the Board of Capital Southwest Corporation (NASDAQ: CSWC), predecessor to CSW Industrials, Inc. (2014-2017); CEO Capital Southwest Corporation (2013-2015); President & CEO JBA Investment Partners (family investment vehicle) (2010-present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer NYSE: RSPP)(2013-2018).

Gerard J. Arpey (60)	Trustee since 2012	Trustee since 2017	Trustee since 2018	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-Present). Director, The Home Depot, Inc. (NYSE: HD)(2015-Present).

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Brenda A. Cline (58)	Trustee since 2004 Vice Chair 2018 Chair since 2019	Trustee since 2017 Vice Chair 2018 Chair since 2019	Trustee since 2018 Vice Chair 2018 Chair since 2019

Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (software) (NYSE:TYL) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (NYSE: RRC) (2015-Present); Trustee, Cushing Closed-End Funds (2017-Present).

Eugene J. Duffy (64)	Trustee since 2008	Trustee since 2017	Trustee since 2018

Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013).

Claudia A. Holz*** (61)	Trustee since 2018	Trustee since 2018	Trustee since 2018	Partner, KPMG LLP (1990-2017).
Douglas A. Lindgren**** (57)	Trustee since 2018	Trustee since 2018	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016).
Richard A. Massman (75)	Trustee since 2004 Chair 2008 - 2018 Chair Emeritus since 2019	Trustee since 2017 Chair 2017-2018 Chair Emeritus since 2019	Trustee since 2018 Chair 2018 Chair Emeritus since 2019

Consultant and General Counsel Emeritus (2009-Present), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities.

Barbara J. McKenna (55)	Trustee since 2012	Trustee since 2017	Trustee since 2018	Managing Principal, Longfellow Investment Management Company (2005-Present).
R. Gerald Turner (73)	Trustee since 2001	Trustee since 2017	Trustee since 2018	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (NYSE: JCP) (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present).

* The Board has adopted a retirement policy that requires Trustees, other than Mr. Feld, to retire no later than the last day of the calendar year in which they reach the age of 75.  The Board has approved a waiver from the retirement policy with respect to Mr. Massman whereby Mr. Massman will be required to retire on the last day of the calendar year in which he reaches the age of 76.

** Mr. Feld is deemed to be an "interested person" of the Trust, as defined by the Investment Company Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more sub-advisors to certain funds in the American Beacon Funds complex.

*** Ms. Holz began serving as a member of the Board on April 1, 2018.

**** Mr. Lindgren began serving as a member of the Board on January 1, 2018.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as senior vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of non-profit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.

Joseph B. Armes: Mr. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies, and multiple years of service as a Trustee.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a director and member of the audit and nominating and governance committees of various publicly held companies, service as a trustee to a private university, and several charitable boards, including acting as a member of their investment and\or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

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Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.

Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies, service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.

Douglas A. Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures and having served as an Adjunct Professor of Finance at Columbia Business School.

Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee ("Audit Committee").  The Audit Committee consists of Ms. Holz, and Messrs. Duffy and Alvarado (Chair). Ms. Cline, as Chair of the Board, serves on the Audit Committee in an ex-officio non-voting capacity. None of the members of the committee are "interested persons" of the Trust, as defined by the Investment Company Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund(s) and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; (d) to oversee the Trust's compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of the Trust's compliance policies and procedures ("Compliance Program"); and (e) to coordinate the Board's oversight of the Trust's CCO in connection with his or her implementation of the Trust's Compliance Program. The Audit Committee met four (4) times during the fiscal year ended October 31, 2018.

The Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Massman (Chair), Feld, and Turner, and Ms. Cline. As set forth in its charter, the Nominating Committee's primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Funds. The Nominating and Governance Committee met five (5) times during the fiscal year ended October 31, 2018.

The Trust has an Investment Committee that is comprised of, Ms. McKenna (Chair), Messrs. Armes, Arpey, and Lindgren. Ms. Cline, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee's primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund(s); (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund(s); (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Fund(s); and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met four (4) times during the fiscal year ended October 31, 2018.

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Trustee Ownership in the Funds

The following table shows the amount of equity securities owned in the American Beacon Funds family by the Trustees as of the calendar year ended December 31, 2018.

INTERESTED TRUSTEES
American Beacon Fund	Feld
Balanced	None
Garcia Hamilton Quality Bond	None
International Equity	None
Large Cap Value	None
Mid-Cap Value	None
Small Cap Value	None
Aggregate Dollar Range of Equity Securities in all Trusts (37 Funds as of December 31, 2018)	Over $100,000

NON-INTERESTED TRUSTEES
American Beacon Fund	Alvarado	Armes	Arpey	Cline	Duffy	Holz	Lindgren	Massman	McKenna	Turner
Balanced	None	None	Over $100,000	Over $100,000	None	None	None	Over $100,000	None	None
Garcia Hamilton Quality Bond	None	None	None	None	None	None	None	None	None	None
International Equity	None	None	Over $100,000	$50,001-$100,000	None	None	None	$1,000-$10,000	None	None
Large Cap Value	None	None	None	None	None	None	None	Over $100,000	None	Over $100,000
Mid-Cap Value	None	None	None	None	None	None	None	$10,001-$50,000	None	$50,001-$100,000
Small Cap Value	None	None	None	None	None	None	None	Over $100,000	None	Over $100,000
Aggregate Dollar Range of Equity Securities in all Trusts (37 Funds as of December 31, 2018)	$10,001 - $50,000	Over $100,000	Over $100,000	Over $100,000	None	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Trustee Compensation

Effective January 1, 2018, as compensation for their service to the American Beacon funds complex, including the Trust (collectively, the "Trusts"), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $10,000 for attendance by Board members for each regularly scheduled Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

Since January 1, 2019, for her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

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The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal year ended October 31, 2018.
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust's Expenses	Total Compensation from the Trusts
INTERESTED TRUSTEES
Alan D. Feld	$173,197	[1]	$185,500
NON-INTERESTED TRUSTEES*
Gilbert G. Alvarado	$168,062		$180,000
Joseph B. Armes	$168,062		$180,000
Gerard J. Arpey	$168,062		$180,000
Brenda A. Cline	$198,407	[1]	$212,500
Eugene J. Duffy	$168,062		$180,000
Thomas M. Dunning[2]	$39,681		$42,500
Claudia A. Holz	$88,699		$95,000
Douglas A. Lindgren	$128,381		$137,500
Richard A. Massman	$219,881	[1]	$235,500
Barbara J. McKenna	$182,067		$195,000
R. Gerald Turner	$163,394	[1]	$175,000

1 Upon retirement from the Board, each of these Trustees is eligible for flight benefits afforded to Trustees who served on the Boards as of June 4, 2008 as described below.

2 Effective December 31, 2017 Mr. Dunning retired as a Trustee and no longer serves on the Board.

The Boards adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan ("Plan"). The Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status ("Eligible Trustees"). The Eligible Trustees are Messrs. Feld, Massman and Turner and Ms. Cline. The mandatory retirement age does not apply to Mr. Feld, and the Board has approved a waiver from the retirement policy with respect to Mr. Massman whereby Mr. Massman will be required to retire on the last day of the calendar year in which he reaches the age of 76.  Additionally, Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status.  The Board has determined that, other than the Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees.

Each eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager's former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund(s). Currently, there are no Trustees with Trustee Emeritus status.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund.

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Name (Age)	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Position and Length of Time Served on the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (64)	President since 2009	President since 2017	President since 2018

President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President, (2015-2018), Director, Chairman and CEO, Resolute Acquisition, Inc. (2015-Present); President, (2015-2018), Director, Chairman and CEO, Resolute Topco, Inc. (2015-Present); President (2015-2018), Director, Chairman and CEO, Resolute Investment Managers, Inc. (2015-Present); President (2015-2018), Director, CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; Director, Chairman, President and CEO, Resolute Investment Services, Inc. (2015-Present); Director, President and CEO, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Director and President, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director, Chairman, President and CEO, Resolute Investment Distributors, Inc. (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); President, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present).

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Jeffrey K. Ringdahl (44)	Vice President since 2010	Vice President since 2017	Vice President since 2018

Chief Operating Officer (2010-Present), Vice President (2010-2013), Senior Vice President (2013-2018), Director (2015-Present), and President (2018-Present), American Beacon Advisors, Inc.; Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Investment Holdings, LLC; Director (2015-Present), Senior Vice President (2015-2018) and President (2018-Present), Resolute Topco, Inc.; Director (2015-Present), Senior Vice President (2015-Present), and President (2018-Present), Resolute Acquisition, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President and COO (2018-Present), Resolute Investment Managers, Inc.; Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Director (2017-Present), Executive Vice President (2017-2018), and President and COO (2018-Present), Resolute Investment Services, Inc.; Director and Executive Vice President, Resolute Investment Distributors, Inc. (2017-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director, Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present).

Rosemary K. Behan (60)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017	Vice President, Secretary and Chief Legal Officer since 2018

Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Holdings LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services (2015-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present).

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Brian E. Brett (58)	Vice President since 2004	Vice President since 2017	Vice President since 2018

Senior Vice President, Head of Distribution, American Beacon Advisors, Inc (2012-Present); Vice President, Resolute Investment Distributors, Inc. (2017-2018); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Managers, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings, Inc (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc (2018-Present).

Paul B. Cavazos (49)	Vice President since 2016	Vice President since 2017	Vice President since 2018

Chief Investment Officer and Senior Vice President of American Beacon Advisors, Inc. (2016-Present); Vice President, American Beacon Private Equity Management, LLC (2017-Present); Chief Investment Officer, DTE Energy Company (2007-2016).

Erica B. Duncan (48)	Vice President since 2011	Vice President since 2017	Vice President since 2018

Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present).

Terri L. McKinney (55)	Vice President since 2010	Vice President since 2017	Vice President since 2018

Vice President, Enterprise Services, American Beacon Advisors, Inc. (2009-Present); Vice President, Enterprise Services Alpha Quant Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, Continuous Capital, LLC (2018-Present).

Samuel J. Silver (56)	Vice President since 2011	Vice President since 2017	Vice President since 2018	Vice President, Chief Fixed Income Officer (2016-Present); Vice President, Fixed Income Investments (2011-2016), American Beacon Advisors, Inc.
Melinda G. Heika (57)	Treasurer and Chief Accounting Officer since 2010	Treasurer and Chief Accounting Officer since 2017	Treasurer and Chief Accounting Officer since 2018

Treasurer and CFO, American Beacon Advisors, Inc. (2010-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC (2015-Present); Treasurer and CFO, Resolute Investment Services, Inc. (2017-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and Chief Financial Officer, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present).

Sonia L. Bates (62)	Assistant Treasurer since 2011	Assistant Treasurer since 2017	Assistant Treasurer since 2018

Director, Tax and Financial Reporting, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present).

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Christina E. Sears (47)	Chief Compliance Officer since 2004 and Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017	Chief Compliance Officer and Assistant Secretary since 2018

Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President (2016 - Present), Alpha Quant Advisors, LLC; Vice President, Resolute Investment Managers, Inc. (2017-Present); Chief Compliance Officer (2018-2019) and Vice President (2018 - Present), Continuous Capital, LLC (2018-Present); Vice President, Resolute Investment Distributors, Inc. (2017-Present).

Shelley D. Abrahams (44)	Assistant Secretary since 2008	Assistant Secretary since 2017	Assistant Secretary since 2018	Senior Legal Analyst (2010-2017), Corporate Governance & Regulatory Specialist (2017-Present), American Beacon Advisors, Inc.
Rebecca L. Harris (52)	Assistant Secretary since 2011	Assistant Secretary since 2017	Assistant Secretary since 2018

Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Continuous Capital, LLC (2018-Present).

Teresa A. Oxford (60)	Assistant Secretary since 2015	Assistant Secretary since 2017	Assistant Secretary since 2018

Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, Resolute Investment Distributors, Inc. (2018-Present); Assistant Secretary, Resolute Investment Services, Inc. (2018-Present).

CODE OF ETHICS

The Manager, the Trust, and the sub-advisors each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager's and the Trust's Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of each Fund's shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisor with respect to each Fund's assets under the sub-advisor's management. The Trust has adopted a Proxy Voting Policy and Procedures (the "Policy") that governs proxy voting by the Manager and sub-advisors, including procedures to address potential conflicts of interest between a Fund's shareholders and the Manager, the sub-advisors or their affiliates. The Board has approved the Manager's proxy voting policies and procedures with respect to Fund assets under the Manager's management. Please see Appendix A for a copy of the Policy. The sub-advisors' proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The Funds' proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

The American Beacon Garcia Hamilton Quality Bond Fund does not intend to own a security whose issuer solicit proxy votes.

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of the Funds' outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Funds. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Funds or large redemptions by a control person could cause the Funds' other shareholders to pay a higher pro rata portion of the Funds' expenses.

Set forth below are entities or persons that own 5% or more of the outstanding shares of a Class of the Funds as of January 31, 2019. The Trustees and officers as a group own 4.51% of the Institutional Class shares of the American Beacon Balanced Fund.  The Trustees and officers of the Trusts, as a group, own less than 1% of all other classes of each Fund's shares outstanding.

32

American Beacon Balanced Fund

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	ADVISOR Class	C CLASS	Institutional CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO FOR THE*						22.46%
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS OPS
9601 E PANORAMA CIR
ENGLEWOOD CO 80112-3441
CHARLES SCHWAB & CO INC*						7.18%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1905
LPL FINANCIAL*		29.83%	5.34%	29.27%	14.95%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
NATIONAL FINANCIAL SERVICES LLC*				5.29%	7.62%	27.95%
FOR EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
PERSHING LLC*				5.70%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES*				10.96%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
TD AMERITRADE INC FOR THE*						7.60%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226
UBS WM USA*		15.80%		6.16%
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
WELLS FARGO CLEARING SERVICES LLC*		11.01%		18.04%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523
COMMUNITY FOUNDATION OF NORTH TEXAS					5.25%
306 W 7TH ST STE 1045
FORT WORTH TX 76102-4909
GREAT-WEST TRUST COMPANY LLC TRUST/					12.94%
RETIREMENT PLANS
8515 E ORCHARD RD 2T2

33

GREENWOOD VILLAGE CO 80111-5002
MASSACHUSETTS MUTUAL INSURANCE CO	10.25%
1295 STATE ST # C105
SPRINGFIELD MA 01111-0001
MASSACHUSETTS MUTUAL INSURANCE CO				13.66%
1295 STATE ST MTP C105
SPRINGFIELD MA 01111-0001
RELIANCE TRUST COMPANY FBO		68.04%
MASSMUTUAL REGISTERED PRODUCT
PO BOX 28004
ATLANTA GA 30358-0004
VRSCO			38.05%
FBO AIGFSB CUST TTEE FBO
RETIREMENT SERVICES INC 401K
2727-A ALLEN PARKWAY, 4-D1
HOUSTON TX 77019-2107
WELLS FARGO BANK FBO		5.09%
VARIOUS RETIREMENT PLANS
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28288-1076
WTRISC CO IRA OMNIBUS ACCT				5.32%
C/O ICMA RETIREMENT CORPORATION
777 NORTH CAPITOL STREET, NE
WASHINGTON DC 20002-4239

* Denotes record owner of Fund shares only

34

 American Beacon Garcia Hamilton Quality Bond Fund

Shareholder Address	Fund Percentage (listed if over 25%)	Institutional CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO INC*		8.29%	17.19%	7.25%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
LPL FINANCIAL*				36.80%
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
NATIONAL FINANCIAL SERVICES LLC*	45.01%	47.49%	60.63%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
TD AMERITRADE INC FOR THE*				43.80%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226
GREAT-WEST TRUST COMPANY LLC TTEE F				10.63%
RECORDKEEPING FOR VARIOUS BENEFIT P
8525 E ORCHARD RD
C/O MUTUAL FUND TRADING
GREENWOOD VILLAGE CO 80111-5002
LINCOLN RETIREMENT SERVICES COMPANY			16.73%
FBO THE GLADNEY CENTER 403B
PO BOX 7876
FORT WAYNE IN 46801-7876
MITRA & CO FBO FCB		11.38%
C/O RELIANCE TRUST CO (WI)
480 PILGRIM WAY - SUITE 1000
GREEN BAY WI 54304-5280
VALLEE & CO FBO FCB		18.65%
C/O RELIANCE TRUST CO (WI)
480 PILGRIM WAY - SUITE 1000
GREEN BAY WI 54304-5280

* Denotes record owner of Fund shares only

35

American Beacon International Equity Fund

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	ADVISOR CLASS	C CLASS	Institutional CLASS	Investor CLASS	R6 CLASS	Y CLASS
CHARLES SCHWAB & CO FOR THE*						19.68%
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS OPS
9601 E PANORAMA CIR
ENGLEWOOD CO 80112-3441
CHARLES SCHWAB & CO INC*					16.99%		12.14%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
CHARLES SCHWAB & CO INC*					7.92%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1905
MERRILL LYNCH PIERCE FENNER & SMITH*							5.63%
FOR THE SOLE BENEFIT OF ITS CUSTOME
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484
NATIONAL FINANCIAL SERVICES LLC*	45.06%		0.51%	5.44%	34.66%	50.55%	45.60%	85.46%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
PERSHING LLC*						6.64%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES*				17.23%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
ALERUS FINANCIAL FBO		5.88%
DALSIN INDUSTRIES, I
PO BOX 64535
SAINT PAUL MN 55164-0535
COLORADO COUNTY OFFICIALS & EE'S					5.97%

36

RETIREMENT ASSOC TTEE
CCOERA 401A & 457 PLAN
C/O GREAT WEST
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002
DCGT AS TTEE AND/OR CUST		7.32%		6.94%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001
GREAT-WEST TRUST COMPANY LLC FBO	17.02%
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
GREAT-WEST TRUST COMPANY LLC TTEE F	6.16%
EMPLOYEE BENEFITS CLIENTS 401K - FG
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
GREAT-WEST TRUST COMPANY LLC TTEE F					5.12%
RECORDKEEPING FOR VARIOUS BENEFIT P
8525 E ORCHARD RD
C/O MUTUAL FUND TRADING
GREENWOOD VILLAGE CO 80111-5002
NATIONWIDE LIFE INSURANCE COMPANY		14.61%
QPVA
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029
NATIONWIDE TRUST COMPANY FSB		54.14%	5.07%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029
PIMS/PRUDENTIAL RETIREMENT					5.44%
AS NOMINEE FOR THE TTEE/CUST PL 960
KELSEY-SEYBOLD 401(K) PLAN
11511 SHADOW CREEK PKWY
PEARLAND TX 77584-7298
RELIANCE TRUST COMPANY FBO						6.47%

37

USAA C/C
PO BOX 28004
ATLANTA GA 30358-0004
STATE STREET BANK AND TRUST AS	7.99%
TRUSTEE AND/OR CUSTODIAN
FBO ADP ACCESS PRODUCT
1 LINCOLN STREET
BOSTON MA 02111-2901

* Denotes record owner of Fund shares only

38

American Beacon Large Cap Value Fund

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	ADVISOR CLASS	C CLASS	Institutional CLASS	Investor CLASS	R6 CLASS	Y CLASS
CHARLES SCHWAB & CO FOR THE*						19.38%
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS OPS
9601 E PANORAMA CIR
ENGLEWOOD CO 80112-3441
CHARLES SCHWAB & CO INC*					6.54%		8.94%	6.31%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
LPL FINANCIAL*		28.15%		32.75%				12.31%
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
MERRILL LYNCH PIERCE FENNER & SMITH*			18.04%	7.43%
FOR THE SOLE BENEFIT OF ITS CUSTOME
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484
NATIONAL FINANCIAL SERVICES LLC*	34.17%		3.29%	23.65%	57.28%	56.11%	59.53%	15.64%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
PERSHING LLC*		7.68%		5.05%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
UBS WM USA*		11.78%
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
WELLS FARGO CLEARING SERVICES LLC*				13.01%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523
DCGT AS TTEE AND/OR CUST			6.37%					5.29%

39

FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001
MASSACHUSETTS MUTUAL INSURANCE CO		20.25%
1295 STATE ST MTP C105
SPRINGFIELD MA 01111-0001
PIMS/PRUDENTIAL RETIREMENT				36.40%
AS NOMINEE FOR THE TTEE/CUST PL 008
EVONIK CORPORATION 401(K)
299 JEFFERSON RD
PARSIPPANY NJ 07054-2827
PIMS/PRUDENTIAL RETIREMENT	24.57%
AS NOMINEE FOR THE TTEE/CUST PL 768
RIBBON COMMUNICATIONS
4 TECHNOLOGY PARK DR
WESTFORD MA 01886-3140
RELIANCE TRUST COMPANY FBO		22.27%
MMOF 1521
P.O. BOX 48529
ATLANTA GA 30362-1529
STANDARD INSURANCE CO			4.92%
P11D ATTN SEPARATE ACCOUNT A
1100 SW 6TH AVE
PORTLAND OR 97204-1093
WELLS FARGO BANK FBO			5.62%
VARIOUS RETIREMENT PLANS
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28288-1076
WELLS FARGO BANK NA CUST	14.08%
FBO MONTEREY COUNTY DCP
C/O FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

* Denotes record owner of Fund shares only

40

American Beacon Mid-Cap Value Fund

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	Advisor Class	C CLASS	Institutional CLASS	Investor CLASS	R6 Class	Y CLASS
CHARLES SCHWAB & CO FOR THE*						36.33%
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS OPS
9601 E PANORAMA CIR
ENGLEWOOD CO 80112-3441
CHARLES SCHWAB & CO INC*					5.39%			31.87%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
LPL FINANCIAL*				8.90%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
NATIONAL FINANCIAL SERVICES LLC*			5.11%	8.69%	33.97%	12.51%		31.40%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
PERSHING LLC*				9.85%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES*				15.13%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
UBS WM USA*		5.70%		17.03%				12.44%
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
CBNA AS CUSTODIAN FBO			5.64%
HORNELL CITY SCHOOL DISTRICT 403(B)
6 RHOADS DR STE 7
UTICA NY 13502-6317
DCGT AS TTEE AND/OR CUST			9.03%		4.91%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET

41

DES MOINES IA 50392-0001
FIIOC FBO		15.95%
ORVILLES APPLIANCE INC
401(K) PLAN
100 MAGELLAN WAY (KW1C)
COVINGTON KY 41015-1987
LINCOLN RETIREMENT SERVICES COMPANY		24.94%
FBO HBCS 401K RETIREMENT
PO BOX 7876
FORT WAYNE IN 46801-7876
RELIANCE TRUST COMPANY FBO			33.09%
INSPER 401K
PO BOX 28004
ATLANTA GA 30358-0004
STATE STREET BANK AND TRUST AS		20.30%
TRUSTEE AND/OR CUSTODIAN
FBO ADP ACCESS PRODUCT
1 LINCOLN STREET
BOSTON MA 02111-2901
SUNTRUST BANK FBO	60.10%
VARIOUS SUNTRUST OMNIBUS ACCOUNTS
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
TD AMERITRADE TRUST COMPANY				100.00%
ATTN: HOUSE
P.O. BOX 17748
DENVER CO 80217-0748
VRSCO		5.89%
FBO AIGFSB CUST TTEE FBO
CALDWELL MEMORIAL HOSPITAL 403(B)
2929 ALLEN PARKWAY, A6-20
HOUSTON TX 77019-7117

* Denotes record owner of Fund shares only

42

American Beacon Small Cap Value Fund

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	Advisor CLASS	C CLASS	Institutional CLASS	Investor CLASS	R6 CLASS	Y CLASS
CHARLES SCHWAB & CO INC*					14.36%	16.79%		12.03%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
LPL FINANCIAL*				28.84%				16.07%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
NATIONAL FINANCIAL SERVICES LLC*	37.49%	7.12%	3.97%	5.06%	47.04%	48.79%	40.45%	26.25%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
RAYMOND JAMES*								6.55%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
UMB BANK CUSTODIAN*		12.99%
SECURITY FINANCIAL RESOURCES
1 SW SECURITY BENEFIT PL
TOPEKA KS 66636-1000
WELLS FARGO CLEARING SERVICES LLC*				5.92%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523
DCGT AS TTEE AND/OR CUST			11.11%	17.16%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001
GREAT-WEST LIFE & ANNUITY		5.91%
FBO FUTURE FUNDS II
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002
GREAT-WEST TRUST COMPANY LLC FBO		19.08%	7.35%
EMPLOYEE BENEFITS CLIENTS 401K

43

8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
GREAT-WEST TRUST COMPANY LLC TRUST/	8.08%
RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
MAC & CO A/C 873773				23.88%
ATTN MUTUAL FUND OPS
500 GRANT ST RM 151-1010
PITTSBURGH PA 15219-2502
PATTERSON & CO FBO			4.95%
VARIOUS RET PLANS REIN/REIN
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28262-8522
PIMS/PRUDENTIAL RETIREMENT		19.37%
AS NOMINEE FOR THE TTEE/CUST PL 008
THE INFIRMARY 401(K) PLAN
5 MOBILE INFIRMARY CIR
MOBILE AL 36607-3513
SEI PRIVATE TRUST COMPANY					5.19%
C/O FIRST TENNESSEE ID 683
ATTN: MUTUAL FUND ADMINISTRATOR
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989
T ROWE PRICE RETIREMENT PLAN				6.52%
SERVICES FBO RETIREMENT PLAN
CLIENTS
4555 PAINTERS MILL RD
OWINGS MILLS MD 21117-4903
TIAA, FSB CUST/TTEE FBO:		9.64%
RETIREMENT PLANS FOR WHICH
TIAA ACTS AS RECORDKEEPER
ATTN: TRUST OPERATIONS
211 N BROADWAY STE 1000
SAINT LOUIS MO 63102-2748
VANGUARD FIDUCIARY TRUST COMPANY				11.00%
AMERICAN BEACON INTERNATIONAL
EQUITY FUND #4870
PO BOX 2600
VALLEY FORGE PA 19482-2600

* Denotes record owner of Fund shares only

44

INVESTMENT SUB-ADVISORY AGREEMENTS

The Funds' sub-advisors are listed below with information regarding their controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with a sub-advisor may be considered affiliates of a Fund with respect to which the subadvisor manages a portion of the Fund's assets.

Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
BrightSphere Investment Group plc	Parent Company	Financial Services

Brandywine Global Investment Management, LLC (“Brandywine Global”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Legg Mason	Parent Company	Financial Services

Causeway Capital Management LLC ("Causeway")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Causeway Capital Holdings LLC	Parent Company	Parent Company

Foundry Partners, LLC ("Foundry")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Foundry Management Partners, LLC	Majority Owner	Financial Services
Rosemont Partners III, L.P.	Minority Owner	Financial Services

Garcia Hamilton & Associates, L.P. ("Garcia Hamilton")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
New Southwest GP Holdings, Inc.	General Partner, wholly owned by Gilbert Andrew Garcia	Financial Services
Gilbert Andrew Garcia	Managing Partner and majority shareholder	Financial Services
Janna Hamilton	Partner	Financial Services

Hillcrest Asset Management, LLC ("Hillcrest")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Hillcrest Holdings, LLC	Majority Owners	Financial Services

Hotchkis and Wiley Capital Management, LLC ("Hotchkis")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
HWCap Holdings, LLC	Majority Owner	Financial Services
Stephens-H&W, LLC	Minority Owner	Financial Services

Lazard Asset Management LLC ("Lazard")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Lazard Freres & Co. LLC	Parent Company	Financial Services

Mellon Investments Corporation ("Mellon")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Bank of New York Mellon Corporation	Parent Company	Financial Services

45

Massachusetts Financial Services Company ("MFS")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Sun Life Financial, Inc	Majority Owner	Financial Services

Pzena Investment Management, LLC ("Pzena")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Richard S. Pzena	Majority Owner	Financial Services
Pzena Investment Management, Inc.	Minority Owner	Financial Services

Templeton Investment Counsel, LLC ("Templeton")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Franklin Resources, Inc.	Parent Company	Financial Services

WEDGE Capital Management, L.L.P. ("WEDGE")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
18 General Partners	Ownership	Financial Services

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with each sub-advisor pursuant to which each sub-advisor receives an annualized sub-advisory fee that is calculated and accrued daily based on a percentage of the Funds' average daily assets. Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

MANAGEMENT, ADMINISTRATIVE, AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. ("RIM"). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC ("RIH"). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. ("Kelso") or Estancia Capital Management, LLC ("Estancia"), which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of RIH is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/ Business History
Resolute Investment Holdings, LLC	Parent Company	Holding Company - Founded in 2015
Kelso Investment Associates VIII	Ownership in Parent Company	Investment Fund

The Manager is paid a management fee as compensation for providing each Fund with management and administrative services. The expenses are allocated daily to each class of shares of a Fund based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of a Fund's average daily net assets that is calculated and accrued daily according to the following schedule:

The Manager is paid a management fee for all Funds except Garcia Hamilton Quality Bond Fund based on the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Manager also receives a fee of 0.15% of the average daily net assets of the Balanced Fund as compensation for the management of a portion of the Fund's assets.

46

For the American Beacon Garcia Hamilton Quality Bond Fund, the Management Agreement provides for the Manager to receive an annualized fee based on a percentage of the Fund's average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

Operating expenses directly attributable to a specific class are charged against the assets of that class.

Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust's operations. This includes:

■

complying with reporting requirements;

■

corresponding with shareholders;

■

maintaining internal bookkeeping, accounting and auditing services and records; and

■

supervising the provision of services to the Trust by third parties; and

■

administering of the Fund's interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub-advisors, the Manager may invest the portion of a Fund's assets that the sub-advisor determines to be allocated to short-term investments.

The Funds are responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of a Fund's tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of a Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by sub-advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.

The Manager and the Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with each sub-advisor, as applicable, pursuant to which the Trust has agreed to pay the sub-advisor the amounts due under each Investment Advisory Agreement directly.

The following tables show total management and administrative services fees paid to the Manager, fees waived or recouped by the Manager and the investment advisory fees paid to the sub-advisors based on total Fund assets for each of the Funds' three most recent fiscal years ended October 31. In the tables below, the compensation paid to the Manager was based on an annualized management fee of 0.05% of each Fund's average daily net assets and a separate annualized administrative services fee of 0.30% of each Fund's average daily net assets prior to May 29, 2016. Thereafter, each Fund paid the Manager a single annualized management fee of 0.35% of its average daily net assets for management and administrative services. In the table below, the fees paid to the sub-advisors are expressed both as a dollar amount and percentage of a Fund's average daily net assets.

Management Fees Paid to American Beacon Advisors, Inc.
Fund	2016	2017	2018
Balanced	$966,955	$1,839,408	$1,171,539
Garcia Hamilton Quality Bond	$140,853	$488,328	$625,499
International Equity	$4,340,082	$9,740,107	$11,153,117
Large Cap Value	$15,633,617	$26,931,676	$24,346,299
Mid-Cap Value	$1,071,040	$2,190,546	$2,816,411
Small Cap Value	$10,284,161	$24,267,744	$25,400,214

47

Subadvisor Fees
Fund	2016	2017	2018
Balanced	$1,313,288	$787,805	$583,353
	0.27%	0.14%	0.17%
Garcia Hamilton Quality Bond	$79,688	$279,942	$358,428
	0.11%	0.20%	0.20%
International Equity	$5,688,099	$7,627,123	$8,875,935
	0.25%	0.27%	0.28%
Large Cap Value	$16,123,290	$14,063,736	$14,037,058
	0.18%	0.18%	0.20%
Mid-Cap Value	$2,724,216	$2,821,287	$3,387,845
	0.45%	0.45%	0.42%
Small Cap Value	$22,651.802	$27,106,569	$27,568,369
	0.40%	0.40%	0.38%

Management Fees (Waived)/Recouped
Fund	2016	2017	2018
Balanced	-	-	-
Garcia Hamilton Quality Bond	$(248,391)	$(334,782)	$(410,947)
International Equity	-	$(3,001)	$(8,383)
Large Cap Value	-	$(1,950)	$(29,307)
Mid-Cap Value	-	-	$(2,078)
Small Cap Value	-	-	-

Administrative Service Fees
Fund	2016	2017	2018
Balanced	$669,664	N/A	N/A
Garcia Hamilton Quality Bond	N/A	N/A	N/A
International Equity	$3,991,038	N/A	N/A
Large Cap Value	$15,249,210	N/A	N/A
Mid-Cap	$1,046,097	N/A	N/A
Small Cap Value	$9,793,811	N/A	N/A

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to up to 0.25% per annum of the average daily net assets of the A Class shares, and Advisor Class shares, and up to 1.00% per annum of the average daily net assets of the C Class shares of each Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class, C Class, and Advisor Class advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the A Class, C Class, and Advisor Class regardless of the amount of the Manager's actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class, C Class, and Advisor Class. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to the Funds through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Funds. Distribution fees pursuant to Rule 12b-1 under the Investment Company Act for the fiscal year ended October 31, 2018 were:

A Class
Fund	Distribution Fee
Balanced	$52,714
International Equity	$41,754
Large Cap Value	$106,228
Mid-Cap Value	$36,059
Small Cap Value	$185,030

48

C Class
Fund	Distribution Fee
Balanced	$406,208
International Equity	$75,083
Large Cap Value	$78,228
Mid-Cap Value	$68,453
Small Cap Value	$150,455

Advisor Class
Fund	Distribution Fee
Balanced	$19,973
International Equity	$135,576
Large Cap Value	$195,573
Mid-Cap Value	$9,225
Small Cap Value	$236,094

Certain sub-advisors of the Fund or other series of the American Beacon Funds contribute to the Manager to support the Fund's distribution activities.

The A Class, C Class, Advisor Class, and Investor Class have each adopted a Service Plan (collectively, the "Plans"). The Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares and up to 0.25% per annum of the average daily net assets of the A Class shares, C Class shares, and Advisor Class shares. In addition, a Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and Institutional Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, Institutional Class, Advisor Class, and Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund's "Other Expenses" in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The fees for each Class will be paid or reimbursed on the actual expenses incurred in a particular month by the entity for the services provided pursuant to the respective Class and its Service Plan, if applicable. The primary expenses expected to be incurred under the Plans are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Service fees paid by the A Class, C Class, Y Class (through April 1, 2017) and Investor Class shares of each Fund pursuant to the applicable Service Plan for the last three fiscal years ended October 31 are set forth below.

A Class
Fund	2016	2017	2018
Balanced	$39,655	$37,215	$9,561
International Equity	$21,555	$32,779	$18,909
Large Cap Value	$55,796	$57,460	$38,791
Mid-Cap Value	$27,843	$30,822	$23,093
Small Cap Value	$89,626	$96,981	$127,110

C Class
Fund	2016	2017	2018
Balanced	$63,318	$64,227	$15,938
International Equity	$4,922	$9,186	$5,730
Large Cap Value	$15,946	$13,024	$4,500
Mid-Cap Value	$8,912	$9,962	$1,455
Small Cap Value	$18,162	$23,047	$11,052

Y Class
Fund	2016	2017	2018
Balanced	$28,742	$21,650	-
Garcia Hamilton Quality Bond	$848	$1,256	-
International Equity	$771,987	$347,126	-
Large Cap Value	$386,965	$150,459	-
Mid-Cap Value	$70,499	$32,652	-
Small Cap Value	$280,001	$153,673	-

49

Advisor Class
Fund	2016	2017	2018
Balanced	$27,487	$27,339	$19,858
International Equity	$62,463	$80,758	$135,576
Large Cap Value	$319,354	$248,199	$195,573
Mid-Cap Value	$16,932	$13,920	$9,225
Small Cap Value	$276,594	$266,025	$235,712

Investor Class
Fund	2016	2017	2018
Balanced	$431,971	$396,638	$390,629
Garcia Hamilton Quality Bond	$5,638	$22,628	$26,091
International Equity	$1,254,434	$1,194,225	$1,071,699
Large Cap Value	$8,861,384	$7,436,466	$6,210,119
Mid-Cap Value	$663,976	$599,891	$1,111,866
Small Cap Value	$2,158,504	$2,186,145	$2,157,748

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs.

Fees received by the Manager from securities lending for the last three fiscal years ended October 31 were approximately as follows:

Fund	2016	2017	2018
Balanced	-	$1,403	$3,011
Garcia Hamilton Quality Bond	-	-	-
International Equity	$136,639	$125,630	$93,380
Large Cap Value	-	$39,005	$47,013
Mid-Cap Value	$4,958	$5,376	$9,395
Small Cap Value	$361,286	$404,609	$264,301

State Street Bank and Trust Company ("State Street") serves as securities lending agent for each Fund and, in that role, administers each Fund's securities lending program pursuant to the terms of a securities lending agency agreement entered into between each Fund and State Street ("Securities Lending Agreement").

As securities lending agent, State Street is responsible for the implementation and administration of each Fund's securities lending program. State Street's responsibilities include: (1) lending available securities to approved borrowers; (2) continually monitoring the creditworthiness of approved borrowers and potential borrowers for the purpose of recommending changes to borrowers approved by the Board: (3) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (4) receiving and holding, on the Fund's behalf, or transferring to a fund account, upon instruction by the Fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (5) marking loaned securities and collateral to their market value each business day; (6) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (7) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (8) investing cash collateral in permitted investments, including the American Beacon U.S. Government Money Market Select Fund; and (9) establishing and maintaining records related to the Fund's securities lending activities. Additionally, State Street has indemnified each Fund for borrower default as it relates to the securities lending program administered by State Street.

State Street is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income each Fund earned and the fees and compensation it paid to service providers (including aggregate fees paid to State Street as securities lending agent and the Manager for administrative and oversight functions) in connection with its securities lending activities during its most recent fiscal year.

50

	Balanced Fund	International Equity Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Gross income earned by the fund from securities lending activities	$64,917	$1,345,826	$1,086,855	$308,555	$4,149,171
Fees and/or compensation paid by the fund for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$3,011	$93,380	$47,013	$9,395	$264,301
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,630	$33,598	$105,485	$18,132	$183,722
Administrative fees not included in revenue split	-	-	-	-	-
Indemnification fee not included in revenue split	-	-	-	-	-
Rebate (paid to borrower)	$31,169	$311,834	$468,938	$190,421	$1,228,129
Other fees not included in revenue split (specify)	$3,011	$93,380	$47,013	$9,395	$264,301
Aggregate fees/compensation paid by the fund for securities lending activities	$40,821	$532,193	$668,449	$227,343	$1,940,453
Net income from securities lending activities	$24,096	$813,633	$418,406	$81,212	$2,208,718

The SEC has granted exemptive relief that permits the Fund(s) to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund(s) in order to maintain competitive expense ratios for the Fund(s). In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. ("RID" or "Distributor") replaced Foreside Fund Services, LLC ("Foreside") as the Fund(s)' distributor and principal underwriter of the Funds' shares.

RID, located at 220 East Las Colinas, Blvd., Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds' shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, served as the distributor and principal underwriter of the Funds' shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allowed to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

The aggregate commissions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charge ("CDSC") retained by the Distributor on the redemption of shares during each of the Fund's three most recent fiscal years ended October 31 are shown in the table below.

51

American Beacon Fund	Fiscal Year	Aggregate Commissions	Amount Retained by the Distributor
Balanced	2018	$41,290	$3,380
	2017	$208,741	$23,984
	2016	$146,465	$15,672
Garcia Hamilton Quality Bond	2018	-	-
	2017	-	-
	2016	-	-
International Equity	2018	$22,670	$3,091
	2017	$39,934	$5,148
	2016	$23,831	$2,761
Large Cap Value	2018	$7,608	$1,070
	2017	$20,277	$1,849
	2016	$27,356	$3,143
Mid-Cap Value	2018	$17,036	$2,255
	2017	$18,006	$2,147
	2016	$15,019	$1,308
Small Cap Value	2018	$24,718	$3,562
	2017	$66,488	$86,489
	2016	$80,949	$7,868
The following table lists the underwriting fees and other compensation paid to RID from March 1, 2018 through October 31, 2018:
Fund	Aggregate Commissions	Amounts Retained by Distributor
Balanced Fund	$44,377	$4,077
Garcia Hamilton Quality Bond Fund	None	None
American Beacon International Equity Fund	$12,399	$1,554
Large Cap Value Fund	$8,526	$968
Mid-Cap Value Fund	$13,923	$1,302
Small Cap Value Fund	$23,310	$2,251

RID does not receive compensation on redemptions and repurchases, brokerage commissions, or other compensation. However, as shown in a separate chart, RID may receive distribution fees (i.e., Rule 12b-1 fees) from a Fund.

OTHER SERVICE PROVIDERS

State Street, located at One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the Funds. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Manager, State Street may receive compensation from the Funds for investing certain excess cash balances in designated futures or forwards. State Street also serves as the Funds' Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians.  The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides each fund certain financial reporting and tax services.

DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.

The Funds' independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219.

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Funds.

52

PORTFOLIO MANAGERS

The portfolio managers to each Fund (the "Portfolio Managers") have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by each Portfolio Manager's firm and is set forth below. The number of accounts and assets is shown as of October 31, 2018.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
American Beacon Advisors, Inc.
Kirk L. Brown	1($0.6 bil)	1($0.5 bil)	2($11.0 bil)	None	None	None
Paul B. Cavazos	1($0.6 bil)	2($0.7 bil)	2($11.0 bil)	None	None	None
Colin Hamer*	1($0.5 bil)	1($0.1 bil)	1($10.5 bil)	None	None	None
Erin Higginbotham	N/A	N/A	4($7.6 bil)	None	None	None
Mark M. Michel	1($0.6 bil)	1($0.5 bil)	2($11.0 bil)	None	None	None
Gene L. Needles, Jr.	1($0.6 bil)	2($0.7 bil)	2($11.0 bil)	None	None	None
Samuel Silver	1($1.6 bil)	4($6.0 bil)	4($7.6 bil)	None	None	None
*As of December 31, 2018

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow	1($1.8 bil)	1($88.7 mil)	9($1.3 bil)	None	None	None
Mark Giambrone[1],2	13($8.5 bil)	2($496 mil)	51($6.7 bil)	1($1.7 bil)	None	None
Terry L. Pelzel[1]	3($3.2 bil)	1($97 mil)	7($821 mil)	1($1.7 bil)	None	None
James S. McClure	1($47 mil)	None	16($1.1 bil)	None	None	None
John P. Harloe	1($47 mil)	None	16($1.1 bil)	None	None	None
J. Scott McDonald	2($92 mil)	2($410 mil)	113($10.2 bil)	None	None	1($691 mil)
Mark C. Luchsinger	3($145 mil)	4($560 mil)	112($10.3 bil)	None	None	1($691 mil)
Deborah A. Petruzzelli	1($78 mil)	1($74 mil)	72($4.3 bil)	None	None	None
Rahul Bapna[3]	2($92 mil)	2($410 mil)	110($10.2 bil)	None	None	1($691 mil)

1 Messrs. Giambrone and Pelzel are members of the diversified large cap value team managing 26 other accounts and $6.3 billion.

2 Mr. Giambrone is also a member of various other equity value teams managing 78 other accounts and $14.4 billion.

3 The number of accounts and assets is shown as of December 31, 2018.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brandywine Global Investment Management, LLC
Anujeet Sareen	8($5.4 bil)	45($16.2 bil)	68($16.7 bil)	None	7($2.1 bil)	17($14.2 bil)
David Hoffman	6($5.3 bil)	41($15.8 bil)	66($16.5 bil)	None	6($1.9 bil)	12($13.0 bil)
Gary Herbert	6($1.2 bil)	11($821 mil)	5($500 mil)	None	2($148 mil)	5($1.3 bil)
Jack McIntyre	7($5.3 bil)	45($16.2 bil)	68($16.7 bil)	None	7($2.1 bil)	17($14.2 bil)
Stephen Smith	6($5.3 bil)	41($15.8 bil)	66($16.5 bil)	None	6($2.0 bil)	12($13.0 bil)
Patrick Kaser	2($121.4 mil)	6($216 mil)	27($2.2 bil)	None	1($9 mil)	2($344 mil)
James Clarke	2($121.4 mil)	8($229 mil)	27($2.2 bil)	None	1($9 mil)	2($344 mil)
Henry Otto	9($8.0 bil)	17($448 mil)	18($420 mil)	None	None	None
Steve Tonkovich	9($8.0 bil)	17($448 mil)	18($420 mil)	None	None	None

53

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Causeway Capital Management LLC
Sarah H. Ketterer	18($15.8 bil)	22($5.7 bil)	126($25.1 bil)	None	None	7($1.9 bil)
Harry W. Hartford	18($15.8 bil)	22($5.7 bil)	101($25.1 bil)	None	None	7($1.9 bil)
James A. Doyle	18($15.8 bil)	22($5.7 bil)	104($25.1 bil)	None	None	7($1.9 bil)
Jonathan P. Eng	18($15.8 bil)	22($5.7 bil)	100($25.1 bil)	None	None	7($1.9 bil)
Conor Muldoon	18($15.8 bil)	22($5.7 bil)	106($25.1 bil)	None	None	7($1.9 bil)
Foster Corwith	18($15.8 bil)	22($5.7 bil)	100($25.1 bil)	None	None	7($1.9 bil)
Ellen Lee	18($15.8 bil)	22($5.7 bil)	99($25.1 bil)	None	None	7($1.9 bil)
Alessandro Valentini	18($15.8 bil)	22($5.7 bil)	100($25.1 bil)	None	None	7($1.9 bil)
Steve Nguyen	17($14.4 bil)	23($6.2 bil)	100($25.1 bil)	None	None	8($1.8 bil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Foundry Partners, LLC
Mark Roach	1($189 mil)	0($0 mil)	9($112 mil)	None	None	None
Mario Tufano	1($189 mil)	0($0 mil)	9($112 mil)	None	None	None

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Garcia Hamilton & Associates, L.P.
Gilbert Garcia	None	None	288($10.4 mil)	None	None	1($0.8 mil)
Nancy Rodriguez	None	None	288($10.4 mil)	None	None	1($0.8 mil)
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hillcrest Asset Management LLC
Brian R. Bruce	None	5($222.4 mil)	11($120.8 mil)	None	None	None
Douglas Stark	None	5($222.4 mil)	11($120.8 mil)	None	None	None
Brandon Troegle	None	5($222.4 mil)	11($120.8 mil)	None	None	None

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hotchkis and Wiley Capital Management, LLC
George Davis	12($13.6 bil)	9($998 mill)	59($9.2 bil)	1($7.6 bil)	1($56 mil)	5($1.5 bil)
David Green	12($13.6 bil)	9($998 mill)	59($9.2 bil)	1($7.6 bil)	1($56 mil)	5($1.5 bil)
Scott McBride	12($13.6 bil)	9($998 mill)	59($9.2 bil)	1($7.6 bil))	1($56 mil)	5($1.5 bil))
Patricia McKenna	12($13.6 bil)	9($998 mill)	59($9.2 bil)	1($7.6 bil)	1($56 mil)	5($1.5 bil)
Jim Miles	12($13.6 bil)	9($998 mill)	59($9.2 bil)	1($7.6 bil)	1($56 mil)	5($1.5 bil)
Judd Peters	12($13.6 bil)	9($998 mill)	59($9.2 bil)	1($7.6 bil)	1($56 mil)	5($1.5 bil)
Ryan Thomes	12($13.6 bil)	9($998 mill)	59($9.2 bil)	1($7.6 bil)	1($56 mil)	5($1.5 bil)

54

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lazard Asset Management LLC
Michael A. Bennett	14($14.3 bil)	14($3.1 bil)	218($23.5 bil)	1($3.7 bil)	None	1($104.8 mil)
Michael G. Fry	11($8.1 bil)	11($2.4 bil)	176($16.9 bil)	1($3.7 bil)	None	1($104.8 mil)
Kevin J. Matthews	11($8.1 bil)	11($2.4 bil)	176($16.9 bil)	1($3.7 bil)	None	1($104.8 mil)
Michael S. Powers	13($8.3 bil)	11($2.4 bil)	176($16.9 bil)	1($3.7 bil)	None	1($104.8 mil)
John Reinsberg	13($10.5 bil)	17($2.6 bil)	86($14.1 bil)	None	None	2($392.4 mil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Massachusetts Financial Services Company
Steven Gorham	15($71.1 bil)	8($6.8 bil)	41($22.9 bil)	None	None	None
Nevin Chitkara	16($71.1 bil)	8($6.8 bil)	41($22.9 bil)	None	None	None

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mellon Investments Corporation
Joseph M. Corrado	9($4.4 bil)	3($150.4 mil)	16($1.4 bil)	None	None	None
Edward R. Walter	9($4.4 bil)	3($150.4 mil)	16($1.4 bil)	None	None	None

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Pzena Investment Management, LLC
Richard S. Pzena	9($11.0 bil)	22($1.2 bil)	75($2.6 bil)	2($7.8 bil)	2($129.9 mil)	1($923.7 mil)
John Flynn	13($11.1 bil)	19($1.1 bil)	122($3.7 bil)	2($7.8 bil)	1($2.4 mil)	1($923.7 mil)
Ben Silver	13($11.1 bil)	32($4.0 bil)	136 ($7.0 bil)	2($7.8 bil)	3($456.0 mil)	1($923.7 mil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Templeton Investment Counsel, LLC
Antonio Docal	8($7.0 bil)	3($558 mil)	13($1.9 bil)	None	None	None
Peter A. Nori	12($10.9 bil)	4($1.8 bil)	24($4.8 bil)	None	None	None
Matthew Nagle	8($8.2 bil)	4($600 mil)	16($1.7 bil)	None	None	None

55

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
WEDGE Capital Management, L.L.P.
John Carr	2($472.1 mil)	3($297.8 mil)	105($2.4 bil)	None	None	None
Brian Pratt	2($472.1 mil)	3($297.8 mil)	105($2.4 bil)	None	None	None
Michael Ritzer	2($472.1 mil)	3($297.8 mil)	105($2.4 bil)	None	None	None
Richard Wells	2($472.1 mil)	3($297.8 mil)	105($2.4 bil)	None	None	None

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager's management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and each sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of a Fund and other accounts. The information regarding potential conflicts of interest of a sub-advisor was provided by the sub-advisor.

The Manager  The Manager's Portfolio Managers are responsible for managing the Funds and other accounts, including separate accounts and unregistered funds. The Manager typically assigns Funds and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the Portfolio Managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of Portfolio Managers to cross securities between a Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

Portfolio Managers of the Manager with responsibility for oversight of Fund sub-advisors are also responsible for overseeing sub-advisors selected by the Manager to manage other client accounts. In some cases, the same investment process and overall investment strategy are used for both a Fund and another client account. When a sub-advisor has a limited capacity for managing assets, these Portfolio Managers may have an incentive to allocate the capacity disproportionately among clients. Certain Portfolio Managers oversee fixed income assets managed internally by the Manager as well as equity and fixed income assets managed externally by sub-advisors. Potential conflicts of interest may occur when the Manager's Portfolio Managers allocate Fund assets to internal fixed income Portfolio Managers rather than external Portfolio Managers, since the Manager has the potential to earn more fees under this scenario. These potential conflicts of interest are disclosed to the Board in connection with the process of approving the Manager as an investment advisor to the Funds.

Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow") Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund(s)). Barrow manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored or disfavored at the expense of another. Barrow's investment management and trading policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Brandywine Global Investment Management, LLC ("Brandywine Global") Brandywine Global does not foresee any potentially material conflicts of interest as a result of concurrent management of the American Beacon Balanced, American Beacon Large Cap Value, American Beacon Small Cap Value, and American Beacon Diversified Funds and other accounts. Brandywine Global follows the same buy and sell discipline for all positions across all portfolios, subject to client specific restrictions. Portfolios may differ in a strategy slightly due to differences in available cash, contributions and withdrawals.

Causeway Capital Management LLC ("Causeway") The Causeway portfolio managers who manage a portion, or "Sleeve," of the American Beacon International Equity Fund (the "Sleeve") also manage their own personal accounts and other accounts, including corporations, pension plans, public retirement plans, sovereign wealth funds, superannuation funds, Taft-Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts and funds, wrap fee programs, and other institutions (collectively, "Other Accounts"). In managing the Other Accounts, the portfolio managers employ investment strategies similar to that used in managing the Sleeve, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Sleeve that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. The Other Accounts pay higher management fee rates than the Sleeve or pay performance-based fees to Causeway. Causeway is the investment adviser and sponsor of a number of mutual funds: Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, Causeway International Opportunities Fund, Causeway Global Absolute Return Fund, and Causeway International Small Cap Fund (together, the "Causeway Mutual Funds") and two exchange-traded managed funds: Causeway International Value NextShares and Causeway Global Value NextShares. Causeway also sponsors and manages certain private funds in its international value equity strategy that are offered to institutional investors. Most of the portfolio managers have personal investments in one or more of the Causeway Mutual Funds. Each of Ms. Ketterer and Mr. Hartford hold, through estate planning vehicles, a controlling voting stake in Causeway's parent holding company and Messrs. Doyle, Eng, Muldoon, Corwith, Valentini and Ms. Lee have minority interests in Causeway's parent holding company.

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Actual or potential conflicts of interest arise from the Sleeve's portfolio managers' management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway's global absolute return strategy takes both long and short positions in securities. Causeway has a policy that it will not enter into a short position in a security on behalf of any client account if, at the time of entering into the short position, any other client account managed by Causeway holds a long position in a security of the issuer. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

Foundry Partners, LLC ("Foundry") The Foundry's management of accounts other than the Fund may give rise to potential conflicts of interest in connection with its management of the Fund's investments, on the one hand, and the investments of the other accounts (the "Other Accounts"), on the other. The Other Accounts might have similar investment objectives as the Funds, track the same indices the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio manager's management of other accounts may give rise to the following potential conflicts of interest, Foundry does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

■

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. The portfolio manager knows the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Fund, or vice versa.

■

Investment Opportunities: Foundry may provide investment supervisory services for a number of investment accounts that have varying investment guidelines. Differences in the compensation structures of Foundry's various accounts may give rise to a conflict of interest by creating an incentive for Foundry to allocate the investment opportunities it believes might be the most profitable to the client accounts that may benefit the most from the investment gains.

Garcia Hamilton & Associates, L.P. ("Garcia Hamilton") Garcia Hamilton's investment teams and individual portfolio managers often manage multiple accounts, including separate accounts and mutual funds, according to the same or a similar investment strategy. Side-by-side management of the funds and other accounts raises the possibility of favorable or preferential treatment of a client or a group of clients.

Garcia Hamilton does not offer performance-based fees; however, Garcia Hamilton may receive fees based on performance in cases where a client has proposed and the Firm has accepted a performance-based fee arrangement. Entitlement to a performance-based fee arrangement may create an incentive for Garcia Hamilton to take risks in managing assets which may be riskier or more speculative than those which would be recommended under a different fee arrangement.

To eliminate or significantly reduce the potential for conflicts of interest, all accounts invested in a product are managed alike, subject to client restrictions, in determining the timing of as well as the securities to be bought or sold regardless of the fee arrangements. Garcia Hamilton has adopted policies and procedures designed to address such conflicts, including, but not limited to, aggregation of trades, allocation of investment opportunities, and soft dollars. In addition, Garcia Hamilton does not have any broker-dealer affiliates or have economic relationships that create a material conflict of interest. Orders are placed and trades are executed subject to "Best execution", with brokers or dealers that Garcia Hamilton believes are responsible and effect execution of such orders under conditions most favorable to its accounts.

Garcia Hamilton's Code of Ethics is designed to assure that the personal securities transactions, activities and interests of its employees will not interfere with (i) making decisions in the best interest of advisory clients and (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

To help mitigate the potential for conflicts of interest, Garcia Hamilton's Code of Ethics imposes restrictions on the purchase or sale of securities for an employee's own accounts and the accounts of certain household members and seeks to ensure that employees do not personally benefit from the short-term market effects of Garcia Hamilton's investment decisions in client accounts.

Hillcrest Asset Management, LLC. ("Hillcrest") Hillcrest does not anticipate any conflicts of interest in view of its discretionary authority over other accounts. Hillcrest anticipates potential conflicts between funds or with other types of accounts can be managed through allocation policies and procedures, internal review processes and independent third parties review to ensure no client favored at the expense of another.

Hotchkis and Wiley Capital Management, LLC ("Hotchkis") From time to time, potential and actual conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other hand. For example, the Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company's securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of other business activities and Hotchkis' possession of material non-public information about an issuer.

57

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis to favor such accounts in making investment decisions and allocations, Hotchkis and Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

As permitted by Section 28(e) of the 1934 Act, and by each Investment Advisory Agreement, Hotchkis may cause a Fund to pay a broker-dealer which provides "brokerage and research services· (as defined 1n the 1934 Act) to Hotchkis an amount of disclosed commission for effecting securities transactions for such Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. The provision of research and brokerage products and services is often referred to as soft dollar arrangements: Hotchkis' authority to cause the Funds to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

Hotchkis also may participate in client commission arrangements. commission sharing arrangements and step-out transactions to receive eligible research and brokerage products and services. In "client commission arrangements" or "commission sharing arrangements," Hotchkis may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated · research pool(s)" maintained by the broker. Hotchkis may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e). Participating in client commission arrangements or commission sharing arrangements may enable Hotchkis to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high quality research and brokerage products and services while facilitating best execution in the trading process.

Lazard Asset Management LLC ("Lazard") Lazard's Portfolio Managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Although the potential for conflicts of interest exist because Lazard and the Portfolio Managers manage other accounts with similar investment objectives and strategies as the American Beacon International Equity Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, Portfolio Managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual Portfolio Manager's time dedicated to each account, Lazard periodically reviews each Portfolio Manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or its Portfolio Managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Portfolio managers and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.

Massachusetts Financial Services Company ("MFS") MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS' trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each.

58

Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Mellon Investments Corporation ("Mellon") This disclosure statement is intended to describe the general conflicts of interest that have been identified at Mellon and the corresponding mitigants. A conflict of interest is a scenario whereby a person or firm has an incentive to serve one interest at the expense of another interest.

This is not intended to be an exhaustive list of all conflicts that currently exist or that may exist in the future.

Side by Side Issues

1

Same investment team managing multiple client accounts

2

Allocation of Investment Opportunities

3

Favoring clients with performance based fees

Description of Perceived Conflicts: A portfolio manager may favor one account over another account.

Mitigant: All accounts in the same strategy are managed and traded identically with the exception of client imposed restrictions. Accounts in the same strategy are categorized in the same product group(s) and traded accordingly. Trades are typically allocated to accounts on a pre-trade pro-rata basis. Compliance conducts monthly dispersion reviews by strategy.

Related Party Arrangements

1

Management of proprietary accounts alongside other accounts

2

Management of affiliated accounts alongside other accounts

3

Affiliated brokerage

4

Affiliated underwriting

Description of Perceived Conflicts: Affiliated and proprietary accounts will be advantaged over other accounts. Mellon will participate in syndicate deals (IPO's and secondary offerings) where an affiliate is part of the underwriting syndicate to benefit the affiliate. Mellon will execute trades with affiliated broker-dealers for reasons other than best execution.

Mitigants: All accounts (including affiliated and proprietary accounts) in the same strategy are managed identically as described in the Side by Side Issues section. Trading does not use affiliate brokers to execute trades unless expressly instructed to do so by clients. Compliance is notified of all syndicate deals that the firm is participating in and confirms whether or not an affiliate is part of the underwriting syndicate. Where an affiliate is involved, the affiliate is never the executing broker and Compliance ensures that only permissible accounts participate.

Brokerage Related Conflicts

1

Soft dollars

2

Broker selection

3

Simultaneous trading

Description of Perceived Conflicts: Client commissions are used to purchase research and brokerage that is outside of the Section 28(e) safe harbor. Client commissions are used to purchase research and brokerage that is duplicative.

Brokers are selected for reasons other than for purposes of best execution.

Simultaneous trading occurs when a single investment decision results in multiple buyers or sellers being in the market at the same time. Multiple orders create the appearance of increased supply or demand that may increase or decrease prices. Such simultaneous trading may occur any time where Mellon makes portfolio decisions, but does not execute the corresponding trades (i.e. model or UMA business, total return swaps).

Mitigants: All requests for services paid for with soft dollars are approved by the following individuals: requester's manager, Director of Commission Management, CIO, Head Trader, CCO and COO. In addition, all services paid for with soft dollars are reviewed by the Brokerage Practices Committee no less often than annually.

Executing brokers are selected by Mellon traders and must be on one of the approved broker lists. Mellon has commissioned a 3rd party vendor to perform trade cost analysis (TCA). The head trader reviews TCA reports with lead portfolio managers along with the designated trader responsible for executing trades for the strategy. TCA reports are also reviewed at the Brokerage Practices Committee at least annually. Mellon has entered into commission sharing arrangements (CCA's or CSA's) with several counterparties pursuant to which Mellon may execute transactions through a broker and request that the broker allocate a portion of the commission or commission credits to another firm that provides research and other products to Mellon. These arrangements allow the execution decision to be independent of the research decision. The impact of simultaneous trading is mitigated through coordinated trading arrangements and monitored through trade cost analysis.

Personal Interests

1

Personal trading

2

Outside affiliations and directorship

3

Gifts and entertainment

59

Description of Perceived Conflicts: Employees are permitted to trade in stocks that the firm recommends and trades in for its clients. Employees outside interests may be in direct or indirect conflict with their job responsibilities at Mellon. There is a perception that portfolio managers and research analysts purchase research with client commissions from brokers and independent providers that provide gifts and/or entertainment. Likewise, there is a perception that traders may execute trades with brokers that provide gifts and/or entertainment without taking into account execution capabilities.

Mitigants: Mellon has in place a comprehensive Securities Trading Policy which requires that all personal trades (with few exceptions) be precleared; prohibits short term trading; and requires extensive reporting and certification of compliance. Monitoring and back testing is performed by the Compliance Department on an on-going basis. Employees that hold positions at unaffiliated entities must disclose such positions and in certain cases obtain approval.

Mellon has in place a Gifts and Entertainment Policy that requires all employees to report all gifts and any entertainment accepted that has a value greater than $10.00. The Compliance Department reviews gifts and entertainment received to identify concerning patterns or trends.

Mellon has implemented policies and procedures to comply with Rule 206(4)-5 of the Investment Advisers Act of 140, as amended. Certain employees that are considered "covered persons" must report and obtain approval prior to making any campaign donations for state or local elections.

Compensation Conflicts

Description of perceived conflict: Portfolio managers will provide preferential treatment to certain types of accounts, such as those that pay a higher advisory fee and/or have a performance fee, include an investment by the portfolio manager or otherwise result in an increase in compensation payable to the portfolio manager.

Mitigant: Compensation of investment personnel includes both a fixed base salary and a discretionary bonus. The discretionary bonus is not tied to the performance of any one account. Compensation of investment teams that manage hedge funds alongside other accounts is subject to long-only account performance hurdles.

Operational Conflicts

1

Valuation and pricing

2

Product development

3

Disclosure practices

4

Error correction

5

Proxy Voting

Description of Perceived Conflicts: Securities may be improperly valued and priced resulting in inflated performance results and advisory fees.  Products may be developed or new activities undertaken that create new conflicts or undermine the mitigation of pre-existing conflicts.  Certain clients may be provided with information that other clients do not have access to.

Errors resulting in client accounts may have a negative impact on performance and result in lower advisory fees. As a result, unnecessary risks may be assumed in an effort to reverse the impact of the error.

Proxies associated with companies of clients or prospects may be voted in a manner that places the firm's interests ahead of the interests of client accounts.

Mitigants: All securities are priced through a 3rd party pricing service. Where a security is not priced or where the price is stale or otherwise impeded, Mellon has in place fair value pricing procedures implemented by a Valuation Working Group and overseen by a Valuation Steering Committee. Portfolio managers and research analysts serve as an input, but are not the determining factor in matters of pricing and valuation of securities.

New activities and products are vetted through the Product Development Committee. If the committee approves the new activity or product, a pre-defined on-boarding process occurs where a component of the process is a risk assessment that factors in whether the new activity or product introduces new conflicts or impacts existing mitigants to current conflicts.

The Disclosure Policy provides guidance when information may be released to clients, prospects, consultants and other third parties. In addition, Mellon's Form ADV is made available to all clients, prospects, consultants and other third parties upon request. The Form ADV provides detailed information regarding the firm's policies and practices.

Mellon participates in the Mellon Proxy Policy Committee. This committee applies detailed, predetermined proxy voting guidelines in an objective and consistent manner based upon internal and external research and recommendations.

Pzena Investment Management, LLC ("Pzena") In Pzena's view, conflicts of interest may arise in managing the American Beacon Mid-Cap Value Fund's portfolio investment, on the one hand, and the portfolios of Pzena's other clients and/or accounts (together "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena's policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all mid cap value Accounts, whether they be Fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

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If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts that are designed to ensure each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any hot issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or hot issue investment include the account having Financial Industry Regulatory Authority ("FINRA") restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders' interests) or its current investment strategy.
Pzena manages some Accounts under performance based fee arrangements.  Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Templeton Investment Counsel, LLC ("Templeton") The management of multiple funds, including the American Beacon International Equity Fund, American Beacon Diversified Fund, and other accounts may give rise to potential conflicts of interest if the American Beacon International Equity Fund, the American Beacon Diversified Fund, and other accounts have different objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. Templeton seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment strategies that are used in connection with the management of the American Beacon International Equity Fund and the American Beacon Diversified Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the American Beacon International Equity Fund or the American Beacon Diversified Fund may outperform the securities selected for the American Beacon International Equity Fund or the American Beacon Diversified Fund. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the American Beacon International Equity Fund and/or the American Beacon Diversified Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Templeton seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a Portfolio Manager's compensation may give rise to potential conflicts of interest. A Portfolio Manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a Portfolio Manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While Templeton has adopted a code of ethics which it believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by Portfolio Managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

WEDGE Capital Management, L.L.P. ("WEDGE") During the normal course of managing assets for multiple clients, WEDGE expects to encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. For example, circumstances may arise under which WEDGE determines there is a limited supply or demand for a security. Under such circumstances, where it is not possible to obtain the same price or time of execution for a security purchased or sold for multiple clients' accounts, WEDGE intends to allocate shares of the security in accordance with its order allocation procedures. WEDGE's allocation procedures are designed to distribute shares in a manner that is fair and equitable to all clients over time. Other conflicts of a material nature that are encountered frequently surround security selection, brokerage selection, employee personal securities trading, and proxy voting. To mitigate conflicts of interest in these areas, WEDGE has implemented a series of policies reasonably designed to prevent

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and detect conflicts when they occur. WEDGE believes its policies combined with the periodic review and testing performed by its compliance professionals, adequately protect the assets of its clients.

Compensation

The following is a description provided by the Manager and each investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager as of October 31, 2018.

The Manager Compensation of the Manager's Portfolio Managers is comprised of base salary and annual cash bonus. Each Portfolio Manager's base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager's annual cash bonus plan. The amount of the total bonus pool is based upon the profitability of the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager's level of responsibility. Additionally, the Portfolio Managers participate in the Manager's equity incentive plan.

Barrow The compensation of our investment professionals is tied to their overall contribution to the success of Barrow. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional's base compensation. Portfolio managers and analysts are rated on their value added to the overall investment process and to performance, as well as their contributions in other areas, such as meetings with clients and consultants. Compensation is not tied to a published or private benchmark. Bonus compensation for analysts is directly tied to their investment recommendations, which are evaluated every six months versus the appropriate industry group/sector benchmark based on trailing one-year and three-year relative performance.

The final key component of compensation that is shared by most of our key employees, including all portfolio managers and the majority of our analysts, is economic ownership in Barrow through a limited partnership. Equity owners receive, on a quarterly basis, a share of the Firm's profits, which are, to a great extent, related to the performance of the entire investment team.

Brandywine Global All portfolio managers, research analysts and traders earn a base salary and bonus tied to investment performance. The performance bonus is awarded based on performance compared to a proprietary performance universe created for each team on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine Global manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion that is not retained is shared with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine Global has found that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine Global's staff. In essence, the portfolio management teams own all of the residual profits of the Firm, which Brandywine Global believes leads to responsibility, accountability, and low turnover of people.

The percentage of compensation derived from each of the above components changes over time. In general, the larger the percentage of total compensation that will result from incentive pay will be paid to the more senior and successful group.

Brandywine Global believes that its compensation structure allows its investment team members to focus on generating premium returns and building lasting client relationships in which its interests are properly aligned with its clients' interests.

Causeway Causeway provides subadvisory services to a portion or "Sleeve" of the American Beacon International Equity Fund. Ms. Ketterer and Mr. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salary and are entitled, as controlling owners of Causeway's parent holding company, to distributions of Causeway parent holding company's profits based on their ownership interests. They do not receive incentive compensation. Causeway's other portfolio managers receive salary and may receive incentive compensation (including potential cash, awards of growth units, or awards of equity units). Portfolio managers also receive, directly or through estate planning vehicles, distributions of profits based on their minority ownership interests in Causeway's parent holding company.

Causeway's Compensation Committee, weighing a variety of objective and subjective factors, determines salary and incentive compensation and, subject to approval of Causeway's parent holding company Board of Managers, may award equity units. Portfolios are team-managed and salary and incentive compensation are not based on the specific performance of any single client account but take into account the performance of the individual portfolio manager, the relevant team and Causeway's overall performance and financial results. For Fundamental portfolio managers, the performance of stocks selected for client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector.

Causeway takes into account both quantitative and qualitative factors when determining the amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, client service and recruiting contribution, and other contributions to client satisfaction and financial results. The assessment of these factors takes into account both current and future risks and different factors can be weighted differently.

Foundry Foundry compensates its employees thorough a generous compensation program which includes sharing in the overall net income of the firm. Portfolio performance is evaluated annually and is tied to the benchmark associated with the composite's benchmark, which, for the Fund, is the Russell 2000 Index; however, it is not a substantial portion of a portfolio managers' bonus program.

Garcia Hamilton Garcia Hamilton offers a competitive salary based on an individual's experience and expected contribution to the firm. All Garcia Hamilton portfolio managers are eligible for a general annual bonus that is tied directly to the overall performance of the individual as well as the profitability of the firm. In addition, all Garcia Hamilton portfolio managers are eligible for equity ownership. Investment professionals with equity ownership receive a fixed percentage of authorized distributions of Garcia Hamilton's profits based on their respective ownership stake in the company. The Portfolio Manager's compensation, which is flexible, is not based on the value of the Fund's assets.

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Hillcrest Compensation is comprised of base salary, bonus and equity in the firm. Each Portfolio Manager's base annual salary is fixed. Bonuses are based on the profitability of the firm. Hillcrest is more heavily weighted towards equity and less towards cash compensation than other firms in the industry. Hillcrest believes this better aligns the incentives of its professionals with the needs of its clients and drives Hillcrest and its professionals to ensure the long term success and viability of the firm.

Hotchkis  The investment team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) a bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals. The investment team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm's Executive and Compensation Committees. The amount of the bonus is determined by the total amount of the firm's bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The portfolio managers of the Funds own equity in Hotchkis. Hotchkis believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis believes that the combination of competitive compensation levels and equity ownership provides Hotchkis with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in Hotchkis receive their pro rata share of Hotchkis's profits. Investment professionals may also receive contributions under Hotchkis's profit sharing/401 (k) plan.

Finally, Hotchkis maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, Hotchkis has the right to repurchase their ownership to place back in the equity bank. This should provide for smooth succession through the gradual rotation of the firm's ownership from one generation to the next.

Hotchkis believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm's lower-than-industry-norm investment personnel turnover.

Lazard Lazard compensates the Portfolio Managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio Managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a Portfolio Manager's compensation. All of the portfolios managed by a Portfolio Manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the Portfolio Manager is a member.

Variable bonus is based on the Portfolio Manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the Portfolio Manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. In addition, the Portfolio Manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a Portfolio Manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the Portfolio Manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

MFS MFS' philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2018, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment

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horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices ("benchmarks"). As of December 31, 2018, the following benchmarks were used to measure the following portfolio managers' performance for the following Funds:

Mellon

The firm's rewards program is designed to be market-competitive and align our compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes our investment personnel to focus on long-term alpha generation.

Our incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual's final annual incentive award is tied to the firm's overall performance, the team's investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass our investment professional rewards program.

■

Base salary

■

Annual cash incentive

■

Long-Term Incentive Plan

■

Deferred cash for investment

■

BNY Mellon restricted stock units and/or

■

Mellon Investments Corporation equity

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager's accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Portfolio Manager	Benchmark(s)
Nevin Chitkara	Russell 1000 Value Index®
Steven Gorham	Russell 1000 Value Index®

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

Pzena Pzena Portfolio Managers and other investment professionals at Pzena are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. The direct and indirect equity ownership in Pzena of each Portfolio Manager to the American Beacon Mid-Cap Value Fund was as follows:

Richard S. Pzena	Greater than 25% but less than 50%
John Flynn	Less than 10%
Ben Silver	Less than 10%

Templeton The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the

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salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

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Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

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Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

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Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

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Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager's appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

WEDGE WEDGE structures its incentive compensation plans to reward all professionals for their contribution to the growth and profitability of the firm. General Partners are compensated via a percentage of the firm's net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals receive a competitive salary and bonus based on the firm's investment and business success and their specific contribution to that record. Exclusive of those who are General Partners, research analysts' incentive plans are formally structured to reward superior short-term and long-term performance relative to both an index and a universe of like portfolios. WEDGE is committed to its independence and to the broad, internal distribution of ownership. In 1999, the firm adopted a new partnership agreement which enables WEDGE to more effectively provide ownership opportunities for those professionals who have contributed to the growth and profitability of the firm.

Ownership of the Funds

A Portfolio Manager's beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager's immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The tables below set forth each Portfolio Manager's beneficial ownership of the Fund(s) under that Portfolio Manager's management as of October 31, 2018 as provided by the Manager and the Funds' sub-advisors. In the following tables, "N/A" indicates that the Portfolio Manager does not have responsibility for that Fund.

Name of Investment Advisor and Portfolio Managers	Balanced Fund	International Equity Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
American Beacon Advisors, Inc.
Kirk L. Brown	None	$100,001-$500,000	$50,001 - $100,000	N/A	N/A
Paul B. Cavazos	$1 - $10,000	$10,001 - $50,000	$100,001 - $500,000	$50,001 - $100,000	$10,001 - $50,000
Colin J. Hamer	N/A	N/A	N/A	$10,001-$50,000	$10,001-$50,000
Erin Higginbotham	None	N/A	N/A	N/A	N/A
Mark M. Michel	None	$1- $10,000	$1- $10,000	N/A	N/A
Gene L. Needles, Jr.	None	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Samuel Silver	$10,001-$50,000	N/A	N/A	N/A	N/A
Cynthia Thatcher	N/A	N/A	N/A	$100,001-$500,000	$50,001-$100,000

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Name of Investment Advisor and Portfolio Managers	Balanced Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow	None	None	None	N/A
Mark Giambrone	None	None	None	N/A
John P. Harloe	N/A	N/A	N/A	None
Mark C. Luchsinger	None	N/A	N/A	N/A
James S. McClure	N/A	N/A	N/A	None
J. Scott McDonald	None	N/A	N/A	N/A
Terry L. Pelzel	N/A	None	N/A	N/A
Deborah A. Petruzzelli	None	N/A	N/A	N/A
Rahul Bapna	None	N/A	N/A	N/A

Name of Investment Advisor and Portfolio Managers	Balanced Fund	Large Cap Value Fund	Small Cap Value Fund
Brandywine Global Investment Management, LLC
James J. Clarke	None	$100,001 - $500,000	None
Gary Herbert	None	None	None
David Hoffman	None	None	None
Patrick Kaser	None	$500,001 - $1,000,000	None
Jack McIntyre	None	None	None
Henry F. Otto	None	None	Over $1,000,000
Anujeet Sareen	None	None	None
Stephen S. Smith	None	None	None
Steven M. Tonkovich	None	None	$100,001 - $500,000

Name of Investment Advisor and Portfolio Managers	International Equity Fund
Causeway Capital Management LLC	None
Sarah H. Ketterer	None
Harry W. Hartford	None
James A. Doyle	None
Jonathan Eng	None
Conor Muldoon	None
Foster Corwith	None
Alessandro Valentini	None
Ellen Lee	None
Steve Nguyen	None
Name of Investment Advisor and Portfolio Managers	Small Cap Value Fund
Foundry Partners, LLC
Mark Roach	None
Mario Tufano	None

Name of Investment Advisor and Portfolio Managers	Garcia Hamilton Quality Bond Fund
Garcia Hamilton & Associates, L.P.
Gilbert Garcia	None
Nancy Rodriguez	None

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Name of Investment Advisor and Portfolio Managers	Small Cap Value Fund
Hillcrest Asset Management LLC
Brian R. Bruce	None
Douglas Stark	None
Brandon Troegle	None

Name of Investment Advisor and Portfolio Managers	Balanced	Large Cap Value Fund	Small Cap Value Fund
Hotchkis and Wiley Capital Management, LLC
George Davis	None	None	N/A
Patricia McKenna	None	None	N/A
David Green	N/A	N/A	None
Jim Miles	N/A	N/A	None
Scott McBride	None	None	N/A
Judd Peters	None	None	None
Ryan Thomes	N/A	N/A	None

Name of Investment Advisor and Portfolio Managers	International Equity Fund
Lazard Asset Management LLC
Michael A. Bennett	None
John R. Reinsberg	None
Michael Powers	None
Michael G. Fry	None
Kevin J. Matthews	None

Name of Investment Advisor and Portfolio Managers	Large Cap Value Fund
Massachusetts Financial Services Company
Steven Gorham	None
Nevin Chitkara	None

Name of Investment Advisor and Portfolio Managers	Small Cap Value Fund
Mellon Investments Corporation
Joseph M. Corrado	None
Edward R. Walter	None

Name of Investment Advisor and Portfolio Managers	Mid-Cap Value Fund
Pzena Investment Management, LLC
Richard S. Pzena	None
John Flynn	None
Ben Silver	None

Name of Investment Advisor and Portfolio Managers	International Equity Fund
Templeton Investment Counsel, LLC
Antonio Docal	None
Peter A. Nori	None
Matthew Nagle	None

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Name of Investment Advisor and Portfolio Managers	Mid-Cap Value Fund
WEDGE Capital Management, L.L.P.
John Carr	None
Brian Pratt	None
Michael Ritzer	None
Richard Wells	None

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisors are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine a Fund's NAV), and other information provided to the applicable Fund, to the Manager and/or to the sub-advisors (or their affiliates), provided, however, that the Manager or a sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisors are also authorized to cause a Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisors, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or a sub-advisor exercises investment discretion. The fees of the sub-advisors are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisors (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisors, as applicable, to benefit their other accounts under management.

The Manager and each sub-advisor will place its own orders to execute securities transactions that are designed to implement the applicable Fund's investment objective and policies. In placing such orders, each sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, a sub-advisor of a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. A Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and a Fund's cash flows. High portfolio turnover increases a Fund's transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.

The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-advisor is to seek best execution. In assessing available execution venues, each sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which a Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

Each Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to a Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor any of the sub-advisors receive any benefits from the commission recapture program. A sub-advisor's participation in the brokerage commission recapture program is optional. Each sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor's obligation to seek the best execution available.

For the fiscal year ended October 31, 2018, the following Funds received the amounts shown as a result of participation in the commission recapture program:

American Beacon Fund	Amount Received
Balanced	$3,304
Garcia Hamilton Quality Bond Fund	-
International Equity	$22,432
Large Cap Value	$99,901
Mid-Cap Value	$51,069
Small Cap Value	$38,096

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For the fiscal years ending October 31, 2016, 2017, and 2018 the following brokerage commissions were paid by the Funds. Fluctuations in brokerage commissions from year to year were primarily due to increases or decreases in Fund assets resulting in increased trading. Shareholders of these Funds bear only their pro-rata portion of such expenses.

American Beacon Fund	2016	2017	2018
Balanced	$201,694	138,503	$93,606.64
Garcia Hamilton Quality Bond Fund	$0	$0	$0
International Equity	$1,703,782	$1,796,161	$1,708,339.39
Large Cap Value	$3,931,999	$3,286,076	$2,360,492.66
Mid-Cap Value	$464,664	$267,751	$436,846.96
Small Cap Value	$5,144,547	$5,470,121	$5,604,773.68

The table below reflects the amount of transactions each Fund directed to brokers in part because of research services provided and the amount paid in commissions on such transactions for the fiscal year ended October 31, 2018.

American Beacon Fund	Amounts Directed	Amounts Paid in Commissions
Balanced	$63,626,920	$57,219
Garcia Hamilton Quality Bond	None	None
International Equity	$736,657,439	$663,654
Large Cap Value	$1,576,737,092	$1,440,895
Mid-Cap Value	$468,326,316	$339,560
Small Cap Value	$2,040,559,264	$2,606,380

During the fiscal year ended October 31, 2018, the following commissions were paid to affiliated brokers:

American Beacon Fund	Broker	Affiliated With	Commissions
Small Cap Value	Keybanc Capital Markets (cleared with affiliate Pershing)	Mellon Investments Corporation	$115,503.77
Small Cap Value	Leerink Partners LLC (cleared with affiliate Pershing)	Mellon Investments Corporation	$6,976.07
Small Cap Value	Berenberg Capital Markets LLC (cleared with affiliate Pershing)	Mellon Investments Corporation	$448.59

The percentage of total commissions of the American Beacon Small Cap Value Fund, paid to affiliated brokers in fiscal year 2018 was 2.19%. The transactions represented 0.84% of the American Beacon Small Cap Value Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2018.

For the fiscal year ended October 31, 2017 no brokerage commissions were paid to affiliated brokers by the Fund.

During the fiscal year ended October 31, 2016, the following commissions were paid to affiliated brokers:

American Beacon Fund	Broker	Affiliated With	Commissions
Small Cap Value	NCO Needhan & Company	BNY Asset Management North America	$3,773

The percentage of total commissions of the Small Cap Value, paid to affiliated brokers in fiscal year 2016 was 0.07%. The transactions represented 0.02% of the American Beacon Small Cap Value Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2016.

The following table lists each Fund that as of the fiscal year ended October 31, 2018 held securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which a Fund executed transactions or sold shares.

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Regular Broker-Dealers	American Beacon Fund	Aggregate Value of Securities (000's)
AIG Retirement Services	Balanced	$4,947
Broadridge	Balanced	$61
Citigroup Global Markets	Balanced	$6,799
JPMorgan Chase & Co	Balanced	$6,196
Merrill, Lynch/Bank of America	Balanced	$5,685
Wells Fargo & Co	Balanced	$5,738
Stifel Nicolaus & Co	Small Cap Value	$20,226
Fidelity National Financial Services	Mid-Cap Value	$10,392
Merrill Lynch/Bank of America	Garcia Hamilton	$7,567
Wells Fargo & Co	Garcia Hamilton	$6,872
Merrill Lynch/Bank of America	Large Cap Value	$119,632
Citigroup Global Markets	Large Cap Value	$171,466
PNC Bank	Large Cap Value	$33,371
Prudential Investment Management	Large Cap Value	$3,794
Wells Fargo & Co	Large Cap Value	$154,450
Barclays PLC	International Equity	$28,213
Prudential Investment Management	International Equity	$64,049
UBS Limited	International Equity	$20,259

ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.

Letter of Intent ("LOI"). The LOI may be revised upward at any time during the 13-month period of the LOI ("LOI Period"), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount invested before the shareholder's death.

All dividends and other distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Funds for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of the American Beacon Funds to determine your sales charge for A Class shares on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

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individual-type employee benefit plans, such as an individual retirement account ("IRA"), individual 403(b) plan or single-participant Keogh-type plan;

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business accounts solely controlled by you or your immediate family (for example, you own the entire business);

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trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct a Fund's transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

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endowments or foundations established and controlled by you or your immediate family; or

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529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

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for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

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made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;

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for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

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for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales Charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker- dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining simultaneous purchases in any of the American Beacon Funds.

Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of a Fund may be sold at NAV per share (without the imposition of a front-end sales charge) to:

1

current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2

currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their spouses, and children, including children in step and adoptive relationships, sons-in- law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3

companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

4

insurance company separate accounts;

5

accounts managed by the Manager, a sub-advisor to a Fund and its affiliated companies;

6

the Manager or a sub-advisor to a Fund and its affiliated companies;

7

an individual or entity with a substantial business relationship with, which may include the officers and employees of the Funds' custodian or transfer agent, the Manager or a sub-adviser to a Fund and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8

full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9

directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10

banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a Fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11

clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12

Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and IRA rollovers involving retirement plan assets invested in a Fund in the American Beacon Funds fund family; and

13

Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at NAV per share to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this NAV per share privilege, additional investments can be made at NAV per share for the life of the account.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of the waiver. A Fund may terminate or amend the terms of these sales charge waivers at any time.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

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redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

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"required minimum distributions" (as described in Section 401(a)(9) of the Internal Revenue Code) from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account;

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death distributions paid to a beneficiary's account that are used by the beneficiary to purchase Fund shares in a different account; and

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it is possible that a broker-dealer may not be able to offer the ability to move between accounts. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of this privilege.  Please contact your financial intermediary for additional information.

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ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

As discussed in the Prospectus, the redemption of C Class shares may be subject to a contingent deferred sales charge ("CDSC") if you redeem your shares within 12 months of purchase. If you purchased $1,000,000 or more of A Class shares of the Fund(s) (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or other distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

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Any partial or complete redemption following death or "disability" (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or a Fund's transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

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Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or a Fund's transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

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Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments include, but are not limited to, payments resulting from death, "disability," "retirement," and "separation from service" (each as defined in the Internal Revenue Code) and "required minimum distributions" (as described in Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

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Redemptions that are required minimum distributions from a traditional IRA after age 70 1/2.

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Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

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Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

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To return excess contributions made to a retirement plan.

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To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

REDEMPTIONS IN KIND

Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value of the applicable Fund during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that each Fund will continue to qualify each taxable year as a "regulated investment company" under the Internal Revenue Code ("RIC") (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Funds and their shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of each Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Funds

Each Fund intends to continue to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, each Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

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Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies ("Qualifying Other Income") and (2) net income derived from an interest in a "qualified publicly traded partnership" ("QPTP") ("Gross Income Requirement"). A QPTP is a "publicly traded partnership" that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Other Income;

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Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs ("Diversification Requirements"); and

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Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest dividends ("Distribution Requirement").

By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year a Fund does not qualify for that treatment - either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements ("Other Requirements"), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements - then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders, and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each, an "individual"), as "qualified dividend income" (as described in the Prospectus) ("QDI"), and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction ("DRD")) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on a Fund's income and performance. Furthermore, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that a Fund will not qualify as a RIC in any given taxable year.

Each Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its "capital gain net income" for the one-year period ending on October 31 of that year, plus certain other amounts.  Each Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

Taxation of Certain Investments and Strategies

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses a Fund may realize in connection therewith. In general, a Fund's (1) gains from the disposition of foreign currencies and (2) Qualifying Other Income will be treated as qualifying income under the Gross Income Requirement.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, "foreign taxes") that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors. It is impossible to determine the effective rate of any Fund's foreign tax in advance, since the amount of its assets to be invested in various countries is not known.

Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock and of any gain on its disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible to be treated as QDI or for the DRD.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF did not distribute those earnings and gain to the Fund. In most instances, however, it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Alternatively, each Fund may elect to "mark to market" any stock in a PFIC it owns at the end of its taxable year, in which event it likely would be required to distribute to its shareholders any resulting gains to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. "Marking-

73

to-market," in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein (including any net mark-to-market gain or loss for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a Fund may not be able, at the time it acquires a foreign corporation's stock, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after a Fund acquires stock therein. While each Fund generally will seek to minimize its investment in PFIC stock, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so, and each Fund reserves the right to make those investments as a matter of its investment policy.

Each Fund may invest in one or more LLCs and limited partnerships ("LPs") that will be classified for federal tax purposes as partnerships (and, except as expressly stated below, this discussion assumes that classification). LLCs and LPs in which a Fund may invest may include (1) a "publicly traded partnership" (that is, a partnership the interests in which are "traded on an established securities market" or "readily tradable on a secondary market (or the substantial equivalent thereof)") (a "PTP"), which may be a QPTP, or (2) a non-QPTP at least 90% of the income of which is Qualifying Other Income.

If an LLC or LP in which a Fund invests is a QPTP, all its net income (regardless of source) will be qualifying income for the Fund under the Gross Income Requirement. A Fund's investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the end of each quarter of its taxable year in order to satisfy one of the Diversification Requirements.

With respect to non-QPTPs, (1) if an LLC or LP (including a PTP) is treated for federal tax purposes as a corporation, distributions from it to a Fund might be treated as QDI and eligible for the DRD and disposition of the Fund's interest therein would generate gain or loss from the disposition of a security, or (2) if such an LLC or LP is not treated for those purposes as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, a Fund would be able to treat its share of the entity's income as qualifying income under the Gross Income Requirement only to the extent that income would be such if realized directly by the Fund in the same manner as realized by the LLC or LP. Certain LLCs and LPs (e.g., private funds) in which a Fund may invest may generate income and gains that are not such qualifying income. Each Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for continued qualification as a RIC.

Some futures contracts, foreign currency contracts, and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) - except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, "Section 1256 contracts"). Any Section 1256 contract a Fund holds at the end of its taxable year must be "marked-to-market" (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund's section 988 losses exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable "return of capital" to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.

Offsetting positions a Fund enters into or holds in any actively traded option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available, which may

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mitigate the effects of the straddle rules, particularly with respect to a "mixed straddle" (i.e., a straddle at least one, but not all, positions of which are Section 1256 contracts).

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If a Fund has an "appreciated financial position" — generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of a Fund's taxable income or net realized gains and distributions. If the Internal Revenue Service ("IRS") were to assert successfully that income a Fund derives from those investments does not constitute Qualifying Other Income, the Fund might cease to qualify as a RIC (with the consequences described above under "Taxation of the Funds") or might be required to reduce its exposure to such investments.

A Fund may acquire zero coupon or other securities issued with original issue discount ("OID") (such as STRIPS). As a holder of those securities, a Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year.  Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Taxation of the Funds' Shareholders

General - Dividends and other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.

If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the Fund(s) would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources ("foreign-source income") as the shareholder's own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.

An individual shareholder of the Fund who, for a taxable year, have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign-source income is "qualified passive income" may elect for that year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in which event the shareholder would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its portion of foreign taxes the Fund paid that is allocable to Fund shares the shareholder has not held for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for

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foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder's conduct of a U.S. trade or business.

Basis Election and Reporting - A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares he or she acquired or acquires after 2011 ("Covered Shares"), other than the average basis method (the Funds' default method) must elect to do so in writing, which may be electronic. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of Fund shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Covered Shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding - A Fund is required to withhold and remit to the U.S. Treasury 24% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from each Fund's dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against the shareholder's federal income tax liability or refunded if proper documentation is submitted to the IRS.

Non-U.S. Shareholders - Dividends a Fund pays to a shareholder who is a nonresident alien individual or foreign entity (each a "non-U.S. shareholder") -- other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund's shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends a Fund might pay, "short-term capital gain dividends" and "interest-related dividends," to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to net short-term gain, computed with certain adjustments. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Foreign Account Tax Compliance Act ("FATCA") - Under FATCA, "foreign financial institutions" ("FFIs") and "non-financial foreign entities" ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.

The U.S. Treasury has negotiated intergovernmental agreements ("IGAs") with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An FFI can avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide it with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

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Income from Investment in REITs and MLPs- A Fund may invest in the equity securities of corporations or other entities that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by a REIT or "United States real property holding corporation" in which a Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders, who are urged to consult their tax advisers regarding those consequences.

A Fund may invest in REITs that (1) hold residual interests in REMICs or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools ("TMPs") or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an "excess inclusion." The Internal Revenue Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 ("Notice") announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP's excess inclusion income under a "reasonable method," (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not "disqualified organizations" (i.e., governmental units and tax-exempt entities that are not subject to tax on their "unrelated business taxable income" ("UBTI")) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations, currently 21%) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting "that are nominees" for "that are not ‘disqualified organizations'" in clause (3) and inserting "record" after "its" in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. A Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or "return of capital") of one or more of the distributions they have made during that year, which would result at that time in a Fund that held shares in such a REIT during that year also having to re-categorize some of the distributions it made to its stockholders. These changes would be reflected in your annual Form 1099, together with other tax information. Those forms generally will be distributed to you in February of each year, although the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Internal Revenue Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) "qualified REIT dividends" and (2) "qualified publicly traded partnership income" (such as income from MLPs). Recently issued proposed regulations, which are currently in effect, allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through by RICs of qualified publicly traded partnership income, but that pass-through is not currently available. As a result, a shareholder in the Fund will be eligible to receive the benefit of the same 20% deduction with respect to qualified REIT dividends included in Fund distributions that is available to direct investors in REITs, but a shareholder in the Fund will not currently receive the benefit of the 20% deduction with respect to MLP income included in Fund distributions.

Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's situation.

Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in the Fund based on their particular circumstances. The Fund does not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of the Fund in implementing its investment strategy.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors. The following individuals (and members of that individual's "immediate family"), are eligible to purchase shares of the Institutional Class with an initial investment of less than $250,000: (i) employees of the

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Manager, or its parent company Resolute Investment Managers, Inc., (ii) employees a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, (iv) employees of Kelso/Estancia, and (v) members of the Manager's Board of Directors. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000.

The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The Advisor Class was created for individuals and other smaller investors investing in the Funds through third party intermediaries. The Institutional and Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class and were created for investors investing in the funds through their broker-dealers or other financial intermediaries.  The R6 Class was created to provide third party intermediaries an investment option for the large 401(k) plans that does not charge 12b-1 or sub-transfer agency fees.

FINANCIAL STATEMENTS

The Funds' independent registered public accounting firm, Ernst & Young LLP audits and reports on the Funds' annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm.

The audited financial statements are incorporated by reference to the American Beacon Funds' Annual Report to Shareholders of the American Beacon Balanced Fund, American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value Fund for the period ended October 31, 2018.

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APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. ("AmBeacon"). AmBeacon's proxy voting policies and procedures are designed to implement AmBeacon's duty to vote proxies in clients' best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon's policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund (collectively, the "Funds"). AmBeacon may invest a Fund in shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund solicits a proxy for which another Fund is entitled to vote, AmBeacon's interests as manager of the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, AmBeacon will vote the Fund's shares in accordance with the Select Funds' Board of Trustees' recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND
AMERICAN BEACON APOLLO TOTAL RETURN FUND

PROXY VOTING POLICY AND PROCEDURES

Last Amended February 28, 2018

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the best long-term interests of shareholders of the American Beacon Funds ("Beacon Funds"), the American Beacon Select Funds ("Select Funds"), the American Beacon Institutional Funds Trust ("Institutional Funds"), the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund (collectively, the "Funds"). Therefore, this Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the "Manager"). The Manager may allocate discrete portions of the Funds among sub-advisors, and the Manager may directly manage all or a portion of the assets of certain Funds. The Funds' respective Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor's respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the sub-advisor to vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each Fund can invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which another Fund is entitled to vote, the Manager's interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, the Manager will vote in accordance with the Select Funds' Board of Trustees' recommendations in the proxy statement.

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If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

With respect to the Funds that engage in securities lending, the Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager's determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer's outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor's proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Reporting

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

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APPENDIX B

PROXY VOTING POLICIES — FUND SUB-ADVISORS

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC
PROXY VOTING POLICY

BHMS has the responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us, and under BHMS's fiduciary duty, the Firm's policy is to vote our clients' proxies in the best economic interests of our clients, the beneficial owners of the shares. BHMS has adopted this Proxy Voting Policy, and maintains written procedures for the handling of research, voting, and reporting of the proxy votes, and making appropriate disclosures about proxy voting on behalf of our clients. Disclosure information about the Firm's Proxy Voting is included in BHMS' Form ADV Part 2.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. Glass Lewis provides:

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Research on corporate governance, financial statements, business, legal and accounting risks;

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Proxy voting recommendations, including ESG (Environmental and Social Governance) voting guidelines;

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Portfolio accounting and reconciliation of shareholdings for voting purposes;

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Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

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BHMS's Proxy Oversight Committee is responsible for implementing and monitoring BHMS' proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm's policy is observed, implemented properly, and amended or updated, as appropriate. The Proxy Oversight Committee is made up of the CCO/CRO, the Responsible Investing Committee lead, the director of investment operations, the ESG research coordinator, and an at-large portfolio manager.

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BHMS's proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the equity operations department.

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BHMS's research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm's analysis and are in the best interest of the shareholders, our clients.

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BHMS's equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to BHMS's Proxy Voting Guidelines, internal research recommendations, and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.

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Voting proxies for the Diversified Small Cap Value and Diversified Small/Mid Cap Value accounts is done in accordance with the proxy service provider's recommendations for the following reasons:Investments are based on a quantitative model.

o Investments are based on a quantitative model. Fundamental research is not performed for the holdings.

o The holding period is too short to justify the time for analysis to vote.

Conflicts of Interest

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Potential conflicts may arise when BHMS invests in equity securities of corporations that are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:

o Making voting decisions for the benefit of the shareholder(s), our clients;

o Uniformly voting every proxy based on BHMS' internal research and consideration of Glass Lewis' recommendations; and

o Documenting the votes of companies who are also clients of the Firm.

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If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the clients should have an opportunity to vote their proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

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BHMS sends a daily electronic transfer of equity positions to the proxy service provider.

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The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure,     proprietary online system.

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BHMS sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.

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Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

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BHMS's Proxy Voting Guidelines are available upon request by calling: (214) 665-1900, or by e-mailing: clientservices@barrowhanley.com.

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The proxy coordinators retain the following proxy records for at least seven years:

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o These policies and procedures and any amendments;

o Proxy statements received regarding our clients' securities;

o A record of each proxy we voted; o Proxy voting reports that are sent to clients annually; o Any document BHMS created that  was material to making a decision on how to vote proxies, or that memorializes that decision; and

o Records of any client's request for proxy voting information.

Revised December 31, 2017

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BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC
PROXY VOTING

I. Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A. has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B. without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II. General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global's goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.

Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client's investment, but will consider environmental, social, and governance issues that may impact the value of the investment, either through introducing opportunity or by creating risk to the value.

III. How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team's assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV. Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global's portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global's Proxy Administrator shall periodically review and assess such firm's policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

V. Conflict of Interest Procedures

In furtherance of Brandywine Global's goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee's personal relationships or circumstances.

A. Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

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1. Brandywine Global's Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee's interests and those of Brandywine Global clients.

2. Brandywine Global treats client relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3. As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

B. Procedures for Assessing Materiality of Conflicts of Interest

1. All potential conflicts of interest identified pursuant to the procedures outlined in Section V.A.1. must be brought to the attention of the Investment Committee for resolution.

2. The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

3. If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C. Procedures for Addressing Material Conflicts of Interest

1. With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b., if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a. confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

b. confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c. in the case of a conflict of interest resulting from a particular employee's personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d. disclosing the conflict to clients and obtaining their consent before voting;

e. suggesting to clients that they engage another party to vote the proxy on their behalf; or

f. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

   2. A written record of the method used to resolve a material conflict of interest shall be maintained.

VI. Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A. Share Blocking

Proxy voting in certain countries requires "share blocking." This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B. Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service

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providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. Proxy Voting-Related Disclosures

A. Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global's parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global's Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global's proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global's Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global's Chief Compliance Officer before making or issuing a public statement.

B. Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global's receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client's account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global's Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global's response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C. Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII. Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global's possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer's approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX. Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

A. a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B. a copy of each proxy statement that Brandywine Global receives regarding client securities;

C. a record of each vote cast by Brandywine Global on behalf of a client;

D. documentation relating to the identification and resolution of conflicts of interest;

E. any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F. a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

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G. records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global's behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A
Proxy Voting Guidelines

Brandywine Global Diversified Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global's Diversified Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team's duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive. We may consider current and past stock option grants in determining whether the cumulative dilution is excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C. We vote for compensation plans that are tied to the company achieving set profitability hurdles. Plans are structured this way to comply with IRS laws allowing for deductibility of management compensation exceeding $1 million.

D. We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

E. We vote against attempts to increase incentive stock options available for issuance when the shares underlying such options would exceed 10% of the company's outstanding shares.

F. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock's price at the time of the option grant.

G. We vote against stock option plans allowing for very large allocations to a single individual because we generally believe that stock option plans should provide for widespread employee participation.

H. We vote against proposals to authorize or approve loans to company executives or Board members for personal reasons or for the purpose of enabling such persons to purchase company shares.

II. Governance

A. We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.

B. We vote against "catch-all" authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III. Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A. Staggered Boards of Directors (for example, where 1/3 of a company's Board is elected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company's outstanding shares.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

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We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management's role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

Brandywine Global Fundamental Equities Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global's Fundamental Equities Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team's duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C. We vote for measures that give shareholders a vote on executive compensation.

D. We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E. We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.

F. We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock's price at the time of the option grant.

II. Governance

A. We vote for cumulative shareholder voting.

B. We vote against "catch-all" authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

C. We vote against related-party transactions involving directors, senior members of company management or other company insiders.

III. Anti-Takeover

We vote against anti-takeover measures:

A. Staggered Boards of Directors (for example, where 1/3 of a company's Board is elected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company's outstanding shares.

D. Change-of-Control Contracts, which grant benefits to company personnel (typically members of senior company management) in the event the company is acquired or is otherwise subject to a change of control.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating      responsibly, it is management's role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles

Brandywine Global Fixed Income Portfolio Management Team
Proxy Voting Guidelines

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Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team's duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C. We vote for measures that give shareholders a vote on executive compensation.

D. We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E. We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.

F. We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock's price at the time of the option grant.

II. Governance

A. We vote for cumulative shareholder voting.

B. We vote against "catch-all" authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III. Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A. Staggered Boards of Directors (for example, where 1/3 of a company's Board is elected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company's outstanding shares.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management's role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

October 2016

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CAUSEWAY CAPITAL MANAGEMENT LLC SUMMARY OF
PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC ("Causeway") votes the proxies of companies owned by investment vehicles managed and sponsored by Causeway, and institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in what Causeway believes is the best interests of the client, a fund's shareholders or, where employee benefit assets are involved, plan participants and beneficiaries (collectively "clients"). Causeway's intent is to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Proxy voting staff monitor upcoming proxy votes, review proxy research, identify potential conflicts of interest and escalate such issues to the Chief Operating Officer, receive input from portfolio managers, and ultimately submit proxy votes in accordance with these Proxy Voting Policies and Procedures. The Chief Operating Officer has final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway currently uses Institutional Shareholder Services Inc. ("ISS") for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records.

Proxy Voting Guidelines

Causeway generally votes on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway's proxy voting guidelines are designed to cast votes consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing strong and independent boards of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway's guidelines also recognize that a company's management is charged with day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management's proposals or positions.

Causeway generally votes for:

• distributions of income

• appointment of auditors

• director compensation, unless deemed excessive

• boards of directors – Causeway generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders.

• financial results/director and auditor reports

• share repurchase plans

• changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

• amendments to articles of association or other governing documents

• changes in board or corporate governance structure

• changes in authorized capital including proposals to issue shares

• compensation – Causeway believes that it is important that a company's equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway's clients. Causeway evaluates compensation plans on a case-by-case basis. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

• debt issuance requests

• mergers, acquisitions and other corporate reorganizations or restructurings

• changes in state or country of incorporation

• related party transactions

Causeway generally votes against:

• anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

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• Causeway generally opposes cumulative voting and attempts to classify boards of directors.

Causeway generally votes with management regarding:

• social issues – Causeway believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

Conflicts of Interest

Causeway's interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major business partner or vendor for Causeway. Causeway may also have a conflict if Causeway personnel have significant business or personal relationships with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer determines the issuers with which Causeway may have a significant business relationship. For this purpose, a "significant business relationship" is one that: (1) represents 1.5% or more of Causeway's prior calendar year gross revenues; (2) represents $2,000,000 or more in payments from a sponsored vehicle during the prior calendar year; or (3) may not directly involve revenue to Causeway or payments from its sponsored vehicles, but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates or sponsored vehicles, such as a primary service provider of a fund or vehicle managed and sponsored by Causeway, or a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway's employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how Causeway votes proxies.

Proxy voting staff will seek to identify potential conflicts of interest in the first instance and escalate relevant information to the Chief Operating Officer. The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway's employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

Proxy voting staff will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are "routine," such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway's General Counsel and Chief Compliance Officer decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client's consent for Causeway's vote. If Causeway does not seek the client's instructions or consent, Causeway will vote as follows:

• If a "for" or "against" or "with management" guideline applies to the proposal, Causeway will vote in accordance with that guideline.

• If a "for" or "against" or "with management" guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS. If Causeway seeks to follow the recommendation of a third party, the Chief Operating Officer will assess the third party's capacity and competency to analyze the issue, as well as the third party's ability to identify and address conflicts of interest it may have with respect to the recommendation.

To monitor potential conflicts of interest regarding the research and recommendations of independent third parties, such as ISS, proxy voting staff will review the third party's disclosures of significant relationships. The Chief Operating Officer will review proxy votes involving issuers where a significant relationship has been identified by the proxy research provider.

Practical Limitations Relating to Proxy Voting

While the proxy voting process is well established in the United States and other developed markets with numerous tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) restrictions on the sale of the securities for a period of time prior to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney (which Causeway will typically rely on clients to maintain) to facilitate Causeway's voting instructions. As a result, Causeway will only use its best efforts to vote clients' non-US proxies and Causeway may decide not to vote a proxy if it determines that it would be impractical or disadvantageous to do so.

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client's custodian in sufficient time to cast the vote.

For clients with securities lending programs, Causeway may not be able to vote proxies for securities that a client has loaned to a third party. Causeway recognizes that clients manage their own securities lending programs. Causeway may, but is not obligated to, notify a client that Causeway is being

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prevented from voting a proxy due to the securities being on loan. There can be no assurance that such notice will be received in time for the client, if it so chooses, to recall the security.

December 29, 2017

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FOUNDRY PARTNERS, LLC
 PROXY VOTING POLICY AND PROCEDURES

Proxy Voting

Proxies are assets of Foundry Partners' Clients that must be voted with diligence, care, and loyalty. Foundry Partners will generally seek to vote proxies in a way that maximizes the value of Clients' assets. However, Foundry Partners will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client's securities. The COO or a designee coordinates Foundry Partners' proxy voting process.

Rule 204-2(c)(ii) under the Advisers Act requires Foundry Partners to maintain certain books and records associated with its proxy voting policies and procedures. Foundry Partners' recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The COO will ensure that Foundry Partners complies with all applicable recordkeeping requirements associated with proxy voting.

Absent specific Client instructions, Foundry Partners has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

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Foundry Partners shall maintain a list of all Clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the COO who will obtain proxy voting information from client agreements.

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Foundry Partners uses a third-party proxy voting service provider, to assist in its proxy voting process.

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For any client who has provided specific voting instructions, Foundry Partners shall vote that client's proxy in accordance with the Client's written instructions.

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Foundry Partners will retain the following information in connection with each proxy vote:

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The Issuer's name;

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The security's ticker symbol or CUSIP, as applicable;

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The shareholder meeting date;

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The number of shares that Foundry Partners voted;

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A brief identification of the matter voted on;

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Foundry Partners uses a third-party proxy voting service provider, to assist in its proxy voting process.

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Whether Foundry Partners cast a vote;

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How Foundry Partners cast its vote (for the proposal, against the proposal, or abstain); and

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Whether Foundry Partners cast its vote with or against management.

In the event that Foundry Partners votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a Client requires Foundry Partners to vote a certain way on an issue, while Foundry Partners deems it beneficial to vote in the opposite direction for its other Clients) in the permanent file.

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Proxies received after a Client terminates its advisory relationship with Foundry Partners will not be voted. Foundry Partners will return such proxies to the sender, along with a statement indicating that Foundry Partners' advisory relationship with the Client has terminated, and that future proxies should not be sent to Foundry Partners.

Class Actions

The Portfolio Managers will determine whether Clients will (a) participate in a recovery achieved through class actions, or (b) opt out of the class action and separately pursue their own remedy. Employees must notify the CCO if they are aware of any material conflict of interest associated with Clients' participation in class actions.

Disclosures to Clients

Foundry Partners includes a description of its policies and procedures regarding proxy voting in Part 2A of  Form  ADV,  along  with  a  statement  that  Clients  can  contact  the  CCO  to  obtain  a  copy  of  these  policies and procedures and information about how Foundry Partners voted with respect to the Client's  securities.   Any  request  for  information  about  proxy  voting  or  class  actions  should  be  promptly forwarded to the CCO, who will respond to any such requests. Foundry Partners does not disclose  the  way  it  voted  proxies  to  unaffiliated  third  parties without a legitimate need to know such  information.

Implementation Date: February 1, 2013
Most Recent Amendment Date: January 2, 2014

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HILLCREST ASSET MANAGEMENT, LLC
PROXY VOTING POLICY

Proxy Voting Policy

The purpose of this Proxy Voting Policy is to document the policies and procedures adopted by Hillcrest Asset Management, LLC ("Hillcrest") to enable compliance with Rule 206(4) of the Investment Advisers Act of 1940 ("Advisers Act"). According to the Advisers Act, an investment adviser has fiduciary responsibility to act in the best long-term interest of its clients. An Adviser is a fiduciary that owes each of its clients the duty of care with respect to all service undertaken on the clients' behalf including proxy voting.

A. General Policy

Hillcrest will vote proxies for all clients who authorize them to do so. Hillcrest is responsible for voting proxies for those securities selected by Hillcrest; however, Hillcrest does not vote proxies for securities not selected by Hillcrest that are nevertheless held in a client account or where Hillcrest is otherwise not granted discretionary authority over securities in a client account. When Hillcrest votes proxies it generally votes as management recommends. Hillcrest believes this policy is consistent with the economic best interest of its clients. Consistent with its duty of care, Hillcrest monitors proxy proposals just as it monitors other corporate events affecting the companies in which its clients invest. Because of extenuating circumstances associated with some proxy issues, Hillcrest votes may not follow this policy in all cases.

Conflicts of Interest

There may be instances where the interests of Hillcrest may conflict or appear to conflict with the interests of its clients. For example, Hillcrest may have assets invested in a company for which Hillcrest provides investment management or an employee of Hillcrest may have a personal conflict of interest with respect to a vote. In such situations, Hillcrest will remain consistent in its duty of care and loyalty. Any employees with a personal conflict will identify themselves and be removed from the process for that vote. In the case of a client conflict, Hillcrest reviews the nature of the conflict and the materiality of the conflict and will determine and document the appropriate procedure to address the conflict.

To identify conflicts of interest, Hillcrest maintains a listing of all material business conflicts of interests, defined as those business relationships between the firm and other parties that are deemed to be material and may result in a conflict with respect to a future proxy vote. Additionally, all employees are required to disclose all personal and familiar relationships that may present a material conflict of interest with respect to a future proxy contest. Employees who are unsure whether a relationship should be disclosed as a material conflict should consult the Chief Compliance Officer for guidance.

Procedures

Upon receipt of a proxy, the proxy and annual or special report will be submitted to the appropriate portfolio manager, analyst or the compliance officer. They will vote the proxy in accordance with the Hillcrest policy. Hillcrest will retain the following information with respect to proxy voting for a minimum of 5 years:

1. a copy of the proxy voting policy;
a copy of all proxy statements received regarding client securities. Electronic state-ments, such as those maintained on EDGAR or by a proxy voting service, are acceptable;
a record of each vote cast on behalf of a client;
a copy of any document prepared by Hillcrest that was material to the decision making process of how to vote; and
a copy of any written request for information on how Hillcrest voted on a client's behalf as well as the response that was sent.

Disclosure

Hillcrest will provide a copy of this Proxy Voting Policy to all clients upon request. Clients may also obtain information on how their securities were voted by making a written request to Hillcrest. Upon receiving the request, Hillcrest will provide the information to the client in a reasonable amount of time.

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HOTCHKIS & WILEY CAPITAL MANAGEMENT
PROXY VOTING POLICIES AND PROCEDURES

PURPOSE

The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by Hotchkis and Wiley Capital Management ("H&W") to enable the firm to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). It is H&W's duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters).

POLICY

H&W acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies, H&W will vote client proxies and act on all other corporate actions. A number of clients have notified H&W that they will vote the proxies for their accounts. H&W does not take any action with respect to proxy voting for these clients.

H&W's Proxy Oversight Committee ("POC") (consisting of the Chief Operating Officer, Chief Compliance Officer, and Managing Director of Portfolio Services) oversees H&W's proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws.

Under the proxy voting guidelines, H&W generally votes on routine business matters in favor of management's positions. To vote client proxies, H&W utilizes Institutional Shareholder Services, Inc. ("ISS"), a leading national provider of proxy voting administrative and research services.

In certain situations as permitted under the investment management agreement, H&W may consider written direction from a client on how to vote on a specific proxy proposal that would be applicable only to shares specifically owned by the respective client. In this situation, the shares voted under client direction may not be consistent with proxies voted by H&W for other clients or with the established guidelines contained in these Proxy Voting Policies and Procedures.

When voting proxies for clients, H&W's primary concern is that all decisions be made solely in the best interest of the shareholder (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). H&W will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account, including the consideration of environmental, social, and governance ("ESG") items when economically material.

GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, H&W will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Management Proposals

H&W recognizes that a company's management is charged with day-to-day operations and long-term direction of the company and, therefore, generally votes on routine business matters in favor of management's positions. Generally, in the absence of any unusual or non-routine information, the following items if recommended by management are likely to be supported:

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Ratification of appointment of independent auditors

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General updating/corrective amendments to charter

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Increase in common share authorization for a stock split or share dividend

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Stock option plans that are incentive based and not excessive

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Election of directors

The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

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Directors' liability and indemnity proposals

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Executive compensation plans

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Mergers, acquisitions, and other restructurings submitted to a shareholder vote

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Anti-takeover and related provisions

Shareholder Proposals

Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Certain ESG proposals, however, could be economically meaningful to shareholders and we will vote in their best interest accordingly. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact. In general, H&W will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals. However, H&W will support shareholder proposals that are consistent with H&W's proxy voting guidelines for board-approved proposals. For example, H&W will generally support a proposal requiring a majority vote for the election of directors.

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Generally, shareholder proposals related to the following items are not supported:

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Declassification of the board

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Cumulative voting

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Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.

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Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

Conflict of Interest

Conflicts between H&W's interests and its client's interests may arise in the proxy decision process due to significant business or personal relationships between H&W or its managers, members, employees or affiliates and the company or its management. If a potential conflict of interest arises, it will typically involve a proxy for a company that is also H&W's client. In the event that any proxies raise a conflict of interest, a member of the POC will review H&W's proposed votes to ensure that they are consistent with established guidelines and not prompted by any conflict of interest.

H&W employees may own the same securities held by client accounts. The employees vote their securities independently from H&W's proxy voting policy.

PROCEDURES

H&W's Portfolio Services Department monitors ISS to review upcoming shareholder meetings and other corporate actions. H&W's Portfolio Services Department is responsible for ensuring that proxies and corporate actions received by H&W are voted in a timely manner, voted in a manner consistent with the proxy voting policies and voted consistently across all portfolios. As a general matter, the Portfolio Services Department will vote client shares based on the guidelines set forth above, unless directed otherwise by the analyst.

The proxy will be routed to the analyst responsible for that holding. The analyst will review the proxy statement and, as deemed necessary, any reports from ISS or such other third-party proxy research firm engaged by H&W with respect to the company. An H&W analyst may vote against management if he/she determines that it is for the best interest of our clients, and will document reasons for such "against management votes". In the event an analyst is proposing to vote against management's recommendations or against its established guidelines, the proposed vote will be reviewed by a member of POC to determine that H&W's vote is not prompted by any conflict of interests. All determinations by POC will be documented.

LIMITATIONS

If H&W is authorized to exercise proxy voting rights for a client account, H&W will vote the proxies for securities beneficially held by the custodian for the client portfolio as of the record date of the shareholder meetings (settlement date). Securities not held by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending (see additional information below)) will not be voted by H&W. In addition, H&W will not vote proxies if it does not receive adequate information from a client's custodian in sufficient time to cast the vote.

H&W may determine not to vote proxies in respect of securities of any company (i) if H&W determines that it would be in the client's overall best interest not to vote under the circumstances, such as when (a) the cost of voting exceeds the expected benefit to the client, (b) voting the client's proxies will not have an effect on the outcome of the matter up for vote or (c) the matter up for vote will not impact the client's economic interests, or (ii) if the security is no longer held in the clients' portfolios by the proxy meeting date. For example, to the extent that H&W receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by H&W and have been sold or are expected to be sold promptly in an orderly manner ("legacy securities"), H&W will generally refrain from voting such proxies. In such circumstances, since legacy securities have been sold or are expected to be sold promptly, H&W may determine that voting proxies on such securities would not further a client's interest in maximizing the value of its investments. H&W may consider an institutional client's special request to vote a legacy security proxy and, if agreed, would vote such proxy in accordance with H&W's guidelines.

Proxies received after the termination date of a client account generally will not be voted. An exception will be made if the record date is for a period in which an account was under management or if a separately managed account custodian failed to remove the account's holdings from its aggregated voting list.

Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent H&W's ability to vote. As a result, a client account's non-U.S. proxies will be voted on a best efforts basis only.

Fixed-income securities normally do not provide voting rights; however, special circumstances may occur that permit voting or responding to another type of corporate action.

Certain clients retain the responsibility for receiving and voting proxies for any and all securities maintained in client portfolios and receive their proxies or other solicitations directly from their custodian. H&W will not vote the proxies for these securities in this case, but may provide advice to clients regarding the clients' voting of proxies.

Securities Lending

In order to generate incremental revenue, some clients may participate in a securities lending program. As noted above, if a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager (PM), may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

PM and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the PM(s) will contact the securities lending agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

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RECORD KEEPING

H&W or ISS, on H&W's behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by H&W that were material to making a voting decision. Such records are maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of H&W or ISS. In the event that ISS maintains such records, ISS will provide such records to H&W promptly upon H&W's request.

H&W will describe in its Part 2A of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information about how H&W voted their securities. Clients may obtain information about how their securities were voted or a copy of H&W's Proxy Voting Policies and Procedures free of charge by written request addressed to H&W. For its mutual fund clients, H&W will provide information about how H&W voted each mutual fund's securities within the appropriate time frame for the public filing of Form N-PX within 60 days of June 30th. Form N-PX for each mutual fund will be available without charge, upon request, by calling toll-free (866) 236-0050 and on the SEC's website at www.sec.gov.

Amended: September 21, 2012

Amended: August 16, 2016

Amended: October 1, 2018

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LAZARD ASSET MANAGEMENT LLC
PROXY VOTING POLICY

A. Introduction

Lazard Asset Management LLC and its investment advisory subsidiaries ("Lazard") provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of this Proxy Voting Policy (the "Policy").

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard's general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of an independent source. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.

B. Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C. General Administration

1. Overview and Governance

Lazard's proxy voting process is administered by members of its Operations Department ("the Proxy Administration Team"). Oversight of the process is provided by Lazard's Legal/Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal/Compliance Department and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm's proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard's Legal/Compliance Department will participate in all Proxy Committee meetings.

A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee's members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal/Compliance Department. The Proxy Committee may, upon consultation with Lazard's Chief Compliance Officer and General Counsel, or his designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer and General Counsel, or his designee, is responsible for interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.

2. Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. ("ISS") and by Glass, Lewis & Co. ("Glass Lewis"). These proxy advisory services provide independent analysis and recommendations regarding various companies' proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company's proxy proposals, Lazard's Portfolio Manager/Analysts and Research Analysts (collectively, "Portfolio Management") are responsible for providing the vote recommendation for a given proposal.

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities on behalf of Lazard's clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS' analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal/Compliance Team, will conduct periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.

3. Voting Process

The Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy

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Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal/Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients a. In such cases, the Proxy Committee and the Legal/Compliance Department will review the proposal and make a determination.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management's recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard's Chief Compliance Officer and General Counsel (or his designee), and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.

D. Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard's Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or other unique circumstances requiring special vote considerations. These considerations are discussed in more detail in Section G, below.

1. Routine Items

Lazard generally votes routine items as recommended by the issuer's management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

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non-controversial election or re-election of directors;

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appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

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issues relating to the timing or conduct of annual meetings; and

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name changes.

 2. Corporate Governance and Shareholder Rights

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

a. Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's board of directors.

Lazard has Approved Guidelines to vote FOR the following:

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the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

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a requirement that a substantial majority (e.g., 2/3 ) of a company's directors be independent;

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a proposal that a board's committees be comprised solely or a majority of independent directors;

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proposals seeking to de-classify a board; and

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proposals to limit directors' liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, (unless doing so would affect shareholder interests in a specific pending or threatened litigation; or if indemnification is due to negligence then directors would be liable for intentional misconduct and actions taken without good faith intention - in these cases voting is on a case-by-case basis).

Lazard has Approved Guidelines to vote on a CASE by CASE Basis for the following:

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the election of directors where the board does not have independent "key committees" or sufficient board independence;

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non-independent directors who serve on key committees that are not sufficiently independent;

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proposals to require the separation of chairman and CEO:

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proposals relating to cumulative voting;

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proposals to establish directors' mandatory retirement age;

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establishment of shareholder advisory committees

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removal of age restrictions for directors; and

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director stock retention/holding periods.

Lazard has Approved Guidelines to vote AGAINST the following:

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shareholder proposals seeking to establish minimum stock-ownership requirements for directors;

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shareholder proposals to establish additional committees (absent demonstrable need)

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proposals seeking to classify a board

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shareholder proposals seeking to establish term limits for directors

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shareholder proposals seeking to change the size of a board or requiring two candidates for each board seat.

b. Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares.

Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:

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proposals to adopt supermajority vote requirements, or increase vote requirements;

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proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them;

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"blank check" preferred stock; and

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as "poison pill plans").

Lazard has adopted an Approved Guideline vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

c. Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:

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proposals to adjourn US meetings;

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proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

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efforts to eliminate or restrict right of shareholders to act by written consent;

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proposals to adopt supermajority vote requirements, or increase vote requirements; and

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

3. Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management.

Lazard has adopted Approved Guidelines to vote FOR:

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management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

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stock splits and reverse stock splits; and

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management proposals to adopt or amend dividend reinvestment plans;

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:

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matters affecting shareholder rights, such as amending votes-per-share;

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management proposals to issue a new class of common or preferred shares;

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proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

Lazard has adopted Approved Guidelines to vote AGAINST changes in capital structure designed to be used in poison pill plans.

4. Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard generally favors programs intended to reward management and employees for positive, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate.

Lazard has Approved Guidelines to vote FOR:

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employee stock purchase plans and deferred compensation plans; and

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proposals to submit severance agreements to shareholders for approval.

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Lazard has Approved Guidelines to vote on a CASE by CASE basis regarding:

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stock option plans;

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stock appreciation rights plans;

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restricted stock plans that do not define performance criteria;

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proposals to approve executive loans to exercise options; and

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shareholder proposals to eliminate or restrict severance agreements, and

Lazard has Approved Guidelines to vote AGAINST:

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proposals to re-price underwater options;

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proposals to limit executive compensation or to require individual executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5. Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on a CASE by CASE basis for these proposals.

6. Environmental, Social, and Corporate Governance

Proposals involving environmental, social and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its board of directors.

As set out in Lazard's Environmental, Social, and Corporate Governance (ESG) Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the interests of our clients. Lazard generally supports the notion that corporations should be expected to act as good citizens, but is obligated to vote on environmental, social and corporate governance proposals in a way that it believes will most increase shareholder value. Lazard's Approved Guidelines are structured to evaluate most environmental, social and corporate governance proposals on a case-by-case basis. Lazard will evaluate proposals asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report) on a case-by-case basis, and will vote FOR the approval of anti-discrimination policies and socially responsible agenda items.

E. Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).

F. Conflicts of Interest

1. Overview

This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard's business and organizational structure. Examples of such potential conflicts of interest are:

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Lazard Frères & Co. LLC ("LF&Co."), Lazard's parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

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Lazard serves as an investment adviser for a company the management of which supports a particular proposal;

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Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

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A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2. General Policy

All proxies must be voted in the best interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. the Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal/Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of

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Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3. Monitoring for Conflicts and Voting When a Material Conflict Exists

The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard's voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard's Chief Compliance Officer and General Counsel.

a. Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, The Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b. Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe.

G.   Other Matters

1. Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee's confirmation accordingly.

Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard's obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the portfolio management teams to determine what action would be in the best interests of its clients. A meeting of the Proxy Committee will be held to determine whether to split votes among one or more Portfolio Management teams.

2. Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.

H. Reporting

Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

I. Recordkeeping

Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was

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material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

J.Review of Policy and Approved Guidelines

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel and Chief Compliance Officer.

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MASSACHUSETTS FINANCIAL SERVICES COMPANY
  PROXY VOTING POLICIES AND PROCEDURES

March 1, 2018

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS' other subsidiaries that perform discretionary investment management activities (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C Records Retention; and

D. Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS' fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2. MFS' Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not "independent" or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not "independent."

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant

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committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee at any U.S. company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision.

MFS believes that the size of the board can have an effect on the board's ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating & governance committee in instances where the size of the board is greater than sixteen (16) members.

For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public-company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his or her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled "MFS' Policy on Specific Issues - Advisory Votes on Executive Compensation" for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("Proxy Access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor's 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

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Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be "excessive" and not in the best long-term economic interest of a company's shareholders. We believe that the election of an issuer's board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company's compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company's performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best long-term economic interest of a company's shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer's executive compensation practices on an annual basis.

"Golden Parachutes"

From time to time, MFS may evaluate a separate, advisory vote on severance packages or "golden parachutes" to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

While MFS may consider the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills". MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company's net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a "Proxy Contest"). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

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Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under "Stock Plans", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer's outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm or prohibit any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.

Environmental, Social and Governance ("ESG") Issues

MFS believes that a company's ESG practices may have an impact on the company's long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company's shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company's use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case by case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company's shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company's operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company's operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company's industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company's shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company's shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company's equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company's political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-

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available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company's operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. In such circumstances, we will vote against director nominee(s).

Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom's and Japan Corporate Governance Codes). Many of these guidelines operate on a "comply or explain" basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain foreign issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company's executive compensation practices are excessive, considering such factors as the specific market's best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

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a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c. Considers special proxy issues as they may arise from time to time; and

d. Determines engagement priorities and strategies with respect to MFS' proxy voting activities

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, "Non-Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the "MFS Significant Distributor and Client List");

b. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.

Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the "top tier fund") may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund's best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3. Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. ("Broadridge"). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS' clients, usually to the client's proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer's explanation of the items to be voted upon.

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MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. ("Glass Lewis"; Glass Lewis and ISS are each hereinafter referred to as the "Proxy Administrator").

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator's on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company's stock and the number of shares held on the record date by these accounts with the Proxy Administrator's list of any upcoming shareholder's meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals), a member of the proxy voting team will consult with or seek recommendations from MFS investment analysts and/or portfolio managers. However, the MFS Proxy Voting Committee will ultimately determine the manner in which such proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy voting team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting's record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7. Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS' clients and the companies in which MFS' clients invest. From time to time, MFS may determine that it is appropriate and beneficial for members of the MFS Proxy Voting Committee or proxy voting team to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company's proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company's formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee, in consultation with members of the investment team, establish proxy voting engagement goals and priorities for the year. For further information on requesting

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engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report .

C. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

D. REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and "golden parachutes"); (ii) a summary of votes against management's recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

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MELLON INVESTMENTS CORPORATION
Proxy Disclosure

Mellon Investment Corporation ("Mellon") has adopted the proxy voting policy and voting guidelines of The Bank of New York Mellon Corporation's Proxy Voting and Governance Committee (the "Committee") which are applied to those client accounts over which it has been delegated the authority to vote proxies. Under this policy, the Committee permits member firms (such as Mellon) to consider specific interests and issues and cast votes differently from the collective vote of the Committee where the member firm determines that a different vote is in the best interests of the affected account(s). In voting proxies, Mellon takes into account long-term economic value as we evaluate issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.

Mellon will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. It will generally oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to negotiate effectively and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Mellon will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Mellon will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues.

Mellon recognizes its duty to vote proxies in the best interests of its clients. Mellon seeks to avoid material conflicts of interest through its participation in the Committee, which applies detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors. Further, Mellon and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

Proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with Mellon's voting guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in policies on specific issues. Items that can be categorized under these voting guidelines will be voted in accordance with any applicable guidelines or referred to the Committee, if the applicable guidelines so require. Proposals that cannot be categorized under these voting guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the Committee typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the Committee evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The Committee generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval.

PZENA INVESTMENT MANAGEMENT
PROXY VOTING POLICY

Introduction

As a registered investment adviser, Pzena Investment Management, LLC ("PIM" or "the Firm") is required to adopt policies and procedures reasonably designed to (i) ensure that proxies are voted in the best interests of clients, (ii) disclose to clients information about these policies and procedures and how clients can obtain information about their proxies, and (iii) describe how conflicts of interest are addressed. The following policies and procedures have been established to ensure decision making consistent with PIM's fiduciary responsibilities and applicable regulations under the Investment Company Act and Advisers Act. These policies, procedures and guidelines are meant to convey PIM's general approach to certain issues. Nevertheless, PIM reviews all proxies individually and makes final decisions based on the merits of each issue.

I. Procedures

A. ISS

PIM subscribes to a proxy monitor and voting agent service offered by Institutional Shareholder Services ("ISS"). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed client accounts. They also vote, record and generate a voting activity report for our clients. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and to refer all other items back to PIM for instruction (when there is no PIM policy covering the vote).

PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Indata system. A direct link download has been established between PIM and ISS providing data from the Indata System. ISS assists us with our recordkeeping functions, as well as the mechanics of voting. As part of ISS' recordkeeping/administrative function, they receive and review all

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proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in Section I are carried out by ISS, PIM will periodically monitor ISS to ensure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 6 below.

B. Compliance Procedures

PIM's standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client's account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst's compliance with such procedures when voting. The Chief Compliance Officer ("CCO") is responsible for monitoring overall compliance with these procedures and an internally-designated "Proxy Coordinator" is responsible for day-to-day proxy voting activities as described below.

C. Voting Procedures

1. Determine Proxies to be Voted

Based on the information provided by PIM via the direct link download established between PIM and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM's records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling PIM and/or applicable Custodians. Pending votes will be forwarded first to the Firm's CCO, or designee, who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a folder containing the proxy statement, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.* The Analyst will then mark his/her voting decision on the vote record form, initial this form to verify his/her voting instructions, fill out the disclosure of personal holdings form, and return the folder to the Proxy Coordinator who will then enter the vote into the ISS System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the folder.

If an Analyst desires to vote contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Investment Officers and/or Director of Research and the Chief Investment Officers and/or Director of Research shall determine how to vote the proxy based on the Analyst's recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Investment Officers and/or Director of Research agree with the Analyst's recommendation and determine that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the folder and/or e-mailing such documentation to the Proxy Coordinator and CCO for filing.) When the Analyst has completed all voting, the Analyst will return the folder to the Proxy Coordinator who will enter the votes in the ISS System.

2. Identify Conflicts and Vote According to Special Conflict Resolution Rules

The primary consideration is that PIM act for the benefit of its clients and place its client's interests before the interests of the Firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM's advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM's CCO, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

a. PIM has identified the following areas of potential concern:

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Where PIM manages any pension or other assets affiliated with a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios.

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Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

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Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

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Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.

b. To address the first potential conflict identified above, PIM's CCO, or designee, will maintain a list of public company clients that will be updated regularly as new client relationships are established with the Firm. Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM's CCO, or designee, who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

c. To address the second potential conflict identified above, PIM's CCO, or designee, will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM's clients. If the proponent of a shareholder proposal is a PIM client, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

d. To address the third potential conflict identified above, PIM's CCO, or designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM's individual clients (based on the client list generated by our Portfolio Management System, Indata). For purposes of this check, individual clients shall include natural persons and

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testamentary or other living trusts bearing the name of the grantor, settlor, or beneficiary thereof. If a director or director nominee is a PIM client, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

e. To address the fourth potential conflict identified above, PIM's CCO, or designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

f. The following special rules shall apply when a conflict is noted in the folder:

i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst's determination whether a vote for or against a proposal is in the best interests of PIM's clients.

iii. If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM's client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client's proxy differently than it is voting the proxies of its other clients.

iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM's total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy as stated in such disclosure.

v. In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

vi. In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer, and the Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

A designated member of PIM's client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM's conflict of interest, the ISS recommendation, and PIM's recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy in the manner it deems to be in the best interest of the client.

PIM will always defer to ISS when it votes a proxy of company shares accepted as a client accomodation, where siad shares will not be held as part of the managed portfolio.

On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct that ISS posts on its website.

3. Vote

Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance. We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes periodic meetings with senior management of portfolio companies. PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services. Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

The Analyst who is responsible for following the company votes the proxies for that company. If such Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Analyst must complete a special "Disclosure of Personal Holdings Form" and the Director of Research must sign off on the Analyst's votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the responsibility of each Analyst to disclose such personal interest and obtain such initials. Any other owner, partner, officer, director, or employee of the Firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

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a. Support management recommendations for the election of directors and appointment of auditors (subject to j below).

b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters, PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

i. With respect to incentive option arrangements:

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The proposed plan is in excess of 10% of shares, or

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The company has issued 3% or more of outstanding shares in a single year in the recent past, or

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The new plan replaces an existing plan before the existing plan's termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns, or

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The proposed plan resets options, or similarly compensates executives, for declines in a company's stock price. This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value. However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.

For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

A = the number of shares reserved under the new plan/amendment

B = the number of shares available under continuing plans

C = granted but unexercised shares under all plans

D = shares outstanding, plus convertible debt, convertible equity, and warrants

ii. With respect to severance, golden parachute or other incentive compensation arrangements:

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The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company's industry (based solely on information about those arrangements which may be found in the company's public disclosures and in ISS reports); or

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The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a CASE-BY-CASE analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive's then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

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The triggering mechanism in the proposed arrangement is solely within the recipient's control (e.g., resignation).

c. PIM prefers a shareholder vote on compensation plans in order to provide a mechanism to register discontent with pay plans. In general, PIM will support proposals to have non-binding shareholder votes on compensation plans so long as these proposals are worded in a generic manner that is unrestrictive to actual company plans. However, PIM may oppose these proposals if PIM deems that the proposal:

i. restricts the company's ability to hire new, suitable management, or
ii. restricts an otherwise responsible management team in some other way harmful to the company.

d. Support facilitation of financings, acquisitions, stock splits, and increases in shares of capital stock that do not discourage acquisition of the company soliciting the proxy.

e. Consider each environmental, social or corporate governance (ESG) proposal on its own merits.

f. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

g. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders' rights.

h. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

i. Oppose vague, overly broad, open-ended, or general "other business" proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

j. Make sure management is complying with current requirements such as of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters, the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:

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PIM generally will vote against auditors and withhold votes from Audit Committee members if non-audit ("other") fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

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In applying the above fee formula, PIM will use the following definitions:

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 Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

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Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

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Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

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PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

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PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

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PIM generally will withhold votes from any insiders flagged by ISS on audit compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

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In general, PIM will not support shareholder proposals to vote against directors unless PIM determines that clear shareholder value destruction has occurred as a consequence of the directors' actions. When shareholders propose voting against directors serving on compensation committees, PIM will evaluate ISS' opinions and recommendations, but will vote on the issue based on PIM's assessment of the matter and independently of ISS' criteria.

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PIM will apply a CASE-BY-CASE approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.

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PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a CASE-BY-CASE basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

k. Support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

l. Support proposals enabling shareholders to call a special meeting of a company so long as a 15% threshold is necessary in order for shareholders to do so. However, on a CASE-BY-CASE basis as determined by the Analyst voting the proxy, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.

m. PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant. In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM's and ISS' ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian's and banks in updating their records and forwarding proxies. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS' recommendations, since we will not have firsthand knowledge of the companies and cannot devote research time to them.

Proxies for securities on loan through securities lending programs will generally not be voted. Since PIM's clients generally control these securities lending decisions, PIM may not be able to recall a security for voting purposes even if the issue is material; however, it will use its best efforts. In certain instances, PIM's commingled funds may participate in securities lending programs. PIM will use best efforts to have shares recalled in time to vote on material issues.

4. Return Proxies

The Chief Compliance Officer, or designee, shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes.

5. Client Disclosures

PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will provide proxy voting summary reports to clients, on request. With respect to PIM's mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.V.

6. Recordkeeping

A. PIM will maintain a list of dedicated proxy contacts for its clients as required. Each client will be asked to provide the name, email address, telephone number, and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section I.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM's principal office and 3 years in offsite storage.

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i. Copies of PIM's proxy voting policies and procedures, and any amendments thereto.

ii. Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

iii. The vote cast for each proposal overall as well as by account.

iv. Records of any correspondence made regarding specific proxies and the voting thereof.

v. Records of any reasons for deviations from broad voting guidelines.

vi. Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

vii. A record of proxies that were not received, and what actions were taken to obtain them.

viii. Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests.

7.  Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM's proxy committee. This committee consists of PIM's Director of Research, CCO, and at least one Portfolio Manager (who represents the interests of all PIM's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee reviews these policies, procedures and guidelines at least annually, and makes such changes as it deems appropriate in light of current trends and developments in corporate governance and related issues, as well as operational issues facing the Firm.

II. Corporate Actions

PIM is responsible for monitoring both mandatory (e.g. calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) and voluntary (e.g. rights offerings, exchange offerings, and tender offers) corporate actions. Operations personnel will ensure that all corporate actions received are promptly reviewed and recorded in PIM's portfolio accounting system, and properly executed by the custodian banks for all eligible portfolios. On a daily basis, a file of PIM's security database is sent to a third-party service, Vantage, via an automated upload which then provides corporate action information for securities included in the file. This information is received and acted upon by the Operations personnel responsible for corporate action processing. In addition, PIM receives details on voluntary and some mandatory corporate actions from the custodian banks via email or online system and all available data is used to properly understand each corporate event.

Voluntary Corporate Actions - The Portfolio Management team is responsible for providing guidance to Operations on the course of action to be taken for each voluntary corporate action received. In some instances, the Portfolio Management team may maintain standing instructions on particular event types. As appropriate, Legal and Compliance may be consulted to determine whether certain clients may participate in particular corporate actions. Operations personnel will then notify each custodian banks, either through an online interface, via email, or with a signed faxed document of the election selected. Once all necessary information is received and the corporate action has been vetted, the event is processed in the portfolio accounting system and filed electronically. A log of holdings information related to the corporate action is maintained for each portfolio in order to confirm accuracy of processing.

III. Class Actions

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.

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TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter the "Investment Manager") has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. ("FTIS S.à.r.l.") as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved ("ERISA accounts"), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented Proxy Voting policies and Procedures  ("Proxy Policies") that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the "Affiliated Subadviser") with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager's Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS's Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services ("Egan-Jones"), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, or another independent third party proxy service provider (each a "Proxy Service") are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager's evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.

For certain separate accounts and non-U.S. domiciled funds that follow a smart beta strategy, or are passively managed to track a particular securities index, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine to instruct the Proxy Group to generally vote proxies consistent with the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote due to the volume of securities held in such strategies.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

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*Rule 38a-1 under the Investment Company Act of 1940 ("1940 Act") and Rule 206(4)-7 under the Investment Advisers Act of 1940 ("Advisers Act") (together the "Compliance Rule") require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws ("Compliance Rule Policies and Procedures").

1

The issuer is a client1 of the Investment Manager or its affiliates;

2

The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;2

3

The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);3

4

The issuer is a significant executing broker dealer;4

5

An Access Person5 of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6

A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member6 of such director or trustee, also serves as an officer or director of the issuer; or

7

The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer's management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled "Proxy Procedures.

Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, ("1940 Act"), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission ("SEC") exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder ("cash sweep arrangement"); or (3) when required pursuant to the fund's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company's board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund's governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In "pass-through voting," a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund's proposals.

In addition, with respect to an open-ended collective investment scheme formed as a Société d'Investissement à Capital Variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the "Acquirer") has invested in another sub-fund of the SICAV (the "Target"), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer.

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1 For purposes of this section, a "client" does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a "client."
2 The top 50 vendors will be considered to present a potential conflict of interest.
3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
4 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
5 "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
6 The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager's organization, including portfolio management, legal counsel, and the Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.- registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

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Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management's track record, the company's financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose "golden parachutes" that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders' interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company's remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti- takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The Investment Manager usually supports "fair price" provisions and confidential voting. The Investment Manager will review a company's proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton's "Responsible Investment Principles and Policies" describes the Investment Manager's approach to consideration of environmental, social and governance issues within the Investment Manager's processes and ownership practices.

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In the Investment Manager's experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company's board, if the company's current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company's peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager's proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country's laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators ("CSA") rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager's intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. foreign jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a

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"withhold" vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:

1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client's shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client's instructions.
2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.
3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.
4. In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.
5. The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager's voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer's management.
6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.
7. The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
8. With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.
9. The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
10. If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.
11. The Proxy Group participates in Franklin Templeton Investment's Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third- party proxy voting service provider.
12. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund's proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund's Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with Legal Staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.
13. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients' disclosure documents.
14. The Proxy Group is subject to periodic review by Internal Audit, and compliance groups.
15. The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

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16. The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
17. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service's staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service's policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.
18. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.
19. At least annually, the Proxy Group will verify that:

a. A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b. A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c. Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d. Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager's written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled "Proxy Procedures."

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

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WEDGE CAPITAL MANAGEMENT L.L.P.
PROXY VOTING POLICY AND PROCEDURES

Proxy Policy
Revised: April 2018

WEDGE Capital Management L.L.P. ("WEDGE") established this policy to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and, as a fiduciary to ERISA clients, proxy voting responsibilities promulgated by the Department of Labor. This policy applies to accounts in which WEDGE has voting authority. WEDGE's authority to vote client proxies is established by an advisory contract or a comparable document.

Standard Voting Guidelines
Traditional Products (SCP, MCP, LCP, SCP International)
The analyst who recommends the security for the WEDGE portfolio has voting responsibility for that security. If the security is held in multiple traditional products, the analyst who holds the most shares in his or her portfolio is responsible for voting. Securities held in both a quantitative product and a traditional product are voted by the traditional portfolio analyst.

WEDGE casts votes in the best economic interest of shareholders. Therefore, the vote for each security held in a traditional product is cast on a case-by-case basis. Each analyst may conduct his or her own research and/or use the information provided by Glass Lewis & Co., LLC ("Glass Lewis"). (Glass Lewis provides proxy analyses containing research and objective vote recommendations on each proposal.) If an analyst chooses to vote against management's recommended vote, a reason must be provided on the voting materials and recorded in the vote management software.

Votes should be cast either "For" or "Against." In very limited instances an abstention may be appropriate; in which case, the analyst should document why he or she abstained. This will be documented in the vote management software by the proxy department.

WEDGE uses its best efforts to vote proxies; in certain circumstances it may be impractical or impossible for WEDGE to vote proxies. For example, in accordance with local laws or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending after the meeting ("share blocking"). Due to these restrictions, WEDGE must balance the benefits to its clients of voting proxies against the potential consequences of a reduced flexibility to sell the shares at the most advantageous time. Additionally, WEDGE may not be able to vote proxies for certain foreign securities if WEDGE does not receive the proxy statement in time due to custodial processing delays.

Quantitative Products (MIC, QVM: Large Cap, QVM: Small-Mid, Enhanced Core)
WEDGE will generally vote securities held in products that are quantitative in nature in accordance with the Glass Lewis recommended vote. In instances where Glass Lewis votes against the management recommended vote, a reason must be recorded in the vote management software.

For securities that meet certain criteria, the analyst responsible for that product must vote the security. Generally, the criteria for these select securities are:

■

WEDGE clients hold greater than 1% of the outstanding shares of the security, OR

■

the position size of the security in the portfolio is greater than 1.5%.

Client-Directed Voting Guidelines
In certain situations, and as previously agreed to, WEDGE may be able to accommodate voting securities in accordance with a set of guidelines specified by the client. Specifically, WEDGE is able to accept client directed voting if the client directs WEDGE to vote in accordance with a set of voting guidelines provided by Glass Lewis and to which WEDGE has subscribed. WEDGE will obtain the Glass Lewis voting guidelines that best align with the interests of the client (e.g. ESG, Catholic, AFL-CIO, etc.) and every security thereafter will be auto-voted in accordance with the specified Glass Lewis recommended vote. In doing so, the vote cast on behalf of the client will in some cases differ from the vote recommended by WEDGE's analysts under the Standard Voting Guidelines. WEDGE will only be able to accommodate Client-Directed Voting in situations where Glass Lewis is able to provide a recommended vote for a set of guidelines and when previously agreed to by both WEDGE and the client.

Conflicts of Interest
All conflicts of interest are to be resolved in the best interest of our clients.

To alleviate potential conflicts of interest or the appearance of conflicts, WEDGE does not allow any associate or his or her spouse to sit on the board of directors of any public company without Management Committee approval, and all associates have to affirm quarterly that they are in compliance with this requirement.

All associates must adhere to the CFA Institute Code of Ethics and Standards of Professional Conduct, which requires specific disclosure of conflicts of interest and strict adherence to independence and objectivity standards. Situations that may create a conflict or the appearance of a conflict include but are not limited to the following:

1

An analyst has a financial interest in the company or in a company which may be involved in a merger or acquisition with the company in question.

2

An analyst has a personal relationship with someone (e.g. a close friend or family member) who is employed by the company in question or by a company which may be involved in a merger or acquisition with the company in question.

3

The company in question is a client or prospective client of the firm.

If any of the three criteria listed above is met, or if the analyst feels a potential conflict of interest exists for any reason, he or she should complete a Potential Conflict of Interest Form (PCIF - Attachment A). The PCIF identifies the potential conflict of interest and is used to document the review of the vote.

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For items 1 & 2 above, the voting analyst is required to consult with an analyst who does not have a potential conflict of interest. If the consulting analyst disagrees with the voting analyst's vote recommendation, a Management Committee member must be consulted. For item 3 above (or any other potential conflict not identified above), two of the three Management Committee members must review and agree with the recommended vote. The completed PCIF is attached to the voting materials and reviewed by the proxy department for accurate completion prior to being recorded in the vote management software.

Due to the importance placed on Glass Lewis recommended votes, it is important that Glass Lewis has procedures in place to mitigate any potential conflicts of interest. The independence of Glass Lewis will be reviewed during each audit of the proxy process.

Proxy Voting Records
As required by Rule 204-2 under the Investment Advisers Act of 1940, WEDGE will maintain the following records:

■

The Proxy Policy

■

Record of each vote cast on behalf of WEDGE's clients

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Documents prepared by WEDGE that were material to making a proxy voting decision, including PCIFs

■

Each written client request for proxy voting records and WEDGE's written response to any written or oral client request

Policy Disclosure
On an annual basis, WEDGE will send Form ADV Part 2 to all clients to disclose how they can obtain a copy of the Proxy Policy and/or information on how their securities were voted. Clients may request a copy of the Proxy Policy and voting decisions at any time by contacting WEDGE at the address below.

Attention: Proxy Request
WEDGE Capital Management L.L.P.
301 S. College Street, Suite 3800
Charlotte, NC 28202-6002

Via E-mail: proxy@wedgecapital.com

Review Procedures
Periodically, WEDGE will review proxy voting for compliance with this policy and determine if revisions to the policy are necessary.

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APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Moody's ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody's also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

S&P Global ratings of BB, B, CCC, CC, and C are considered below investment grade and are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.  A rating of NR indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global does not rate a particular obligation as a matter of policy. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

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Fitch's ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. Obligations rated C indicate exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange. Obligations rated RD indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Ratings of Municipal Obligations — Moody's ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.

Ratings of Short-Term Obligations — Moody's short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody's and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.  The rating NP denotes an issuer (or supporting institutions) that does not fall within any of the Prime rating categories.

S&P Global short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days — including commercial paper. A short-term obligation rated A-1 is rated in the highest category by S&P Global. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed exchange offer.

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Fitch Ratings' short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.

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PART C. OTHER INFORMATION

Item 28.	Exhibits
(a)	(1)	Amended and Restated Declaration of Trust, dated March 4, 2015, is incorporated by reference to Post-Effective Amendment No. 225, filed June 30, 2015 (“PEA No. 225”)
	(2)	Certificates of Designation for American Beacon AHL Managed Futures Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, American Beacon Crescent Short Duration High Income Fund, American Beacon Global Evolution Frontier Markets Income Fund, and American Beacon Ionic Absolute Return Fund are incorporated by reference to Post-Effective Amendment No. 208, filed December 19, 2014 (“PEA No. 208”)
	(3)	Certificate of Designation for American Grosvenor Long/Short Fund, is incorporated by reference to Post-Effective Amendment No. 231, filed October 1, 2015 (“PEA No. 231”)
	(4)	Certificates of Designation for American Beacon Bridgeway Large Cap Growth Fund and American Beacon Sound Point Floating Rate Income Fund, is incorporated by reference to Post-Effective Amendment No. 239, filed December 23, 2015 (“PEA No. 239”)
	(5)	Certificate of Designation for American Beacon Garcia Hamilton Quality Bond Fund, is incorporated by reference to Post-Effective Amendment No. 253, filed April 1, 2016 (“PEA No. 253”)
	(6)	Certificate of Designation for American Beacon GLG Total Return Fund, is incorporated by reference to Post-Effective Amendment No. 258, filed May 19, 2016 (“PEA No. 258”)
	(7)	Certificate of Designation for American Beacon ARK Disruptive Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 266, filed November 9, 2016 (“PEA No. 266”)
	(8)	Certificate of Designation for American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, American Beacon Alpha Quant Quality Fund, and American Beacon Alpha Quant Value Fund, is incorporated by reference to Post-Effective Amendment No. 283, filed March 17, 2017 (“PEA No. 283”)
	(9)	Certificate of Designation for American Beacon TwentyFour Strategic Income Fund, is incorporated by reference to Post-Effective Amendment No. 286, filed March 30, 2017 (“PEA No. 286”)
	(10)	Certificate of Designation for American Beacon ARK Transformational Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 291, filed May 26, 2017 (“PEA No. 291”)

	(11)	Certificate of Designation for American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund, is incorporated by reference to Post-Effective Amendment No. 297, filed September 11, 2017 (“PEA No. 297”)
	(12)(A)	Certificate of Designation for American Beacon Continuous Capital Emerging Markets Value Fund, dated June 6, 2018, is incorporated by reference to Post-Effective Amendment No. 317, filed July 31, 2018 (“PEA No. 317”)
	(12)(B)	Certificate of Designation for American Beacon Continuous Capital Emerging Markets Fund, dated November 5, 2018, is incorporated by reference to Post-Effective Amendment No. 329, filed December 17, 2018 (“PEA No. 329”)
	(13)	Certificate of Designation for American Beacon Frontier Markets Income Fund, is incorporated by reference to PEA No. 317
	(14)	Certificate of Designation for American Beacon Tocqueville International Value Fund and American Beacon AHL TargetRisk Fund, is incorporated by reference to Post-Effective Amendment No. 321, filed October 17, 2018 (“PEA No. 321”)
(b)		Amended and Restated Bylaws, dated February 18, 2014, amended as of November 7, 2017, is incorporated by reference to Post-Effective Amendment No. 310, filed February 28, 2018 (“PEA No. 310”)
(c)		Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles III, V, VI and XI of the Registrant’s Bylaws
(d)	(1)(A)	Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 4, 2016, is incorporated by reference to PEA No. 258
	(1)(B)	Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated June 23, 2016, is incorporated by reference to Post-Effective Amendment No. 269, filed December 23, 2016 (“PEA No. 269”)
	(1)(C)	Tenth Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated December 6, 2018, is incorporated by reference to PEA No. 329
	(1)(D)	Management Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 269
	(1)(E)	Management Agreement between American Beacon Delaware Transformational Innovation, Corp. and American Beacon Advisors, Inc., dated September 13, 2017, is incorporated by reference to Post-Effective Amendment No. 306, filed December 22, 2017 (“PEA No. 306”)
	(1)(F)	Management Agreement between American Beacon Cayman Transformational Innovation Company, Ltd. and American Beacon Advisors, Inc., dated September 13, 2017, is incorporated by reference to PEA No. 306

(1)(G)	Management Agreement between American Beacon Cayman TargetRisk Company, Ltd. and American Beacon Advisors, Inc., dated December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 341, filed January 18, 2019 (“PEA No. 341”)
(2)(A)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(A)(ii)	Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, Inc., dated June 8, 2017, is incorporated by reference to PEA No. 306
(2)(B)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandywine Global Investment Management, LLC, with respect to the American Beacon Large Cap Value Fund, American Beacon Small Cap Value Fund, and American Beacon Balanced Fund, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(C)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Causeway Capital Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(D)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Foundry Partners, LLC, dated June 20, 2016, is incorporated by reference to PEA No. 262
(2)(E)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(F)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Lazard Asset Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(G)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Pzena Investment Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(H)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Templeton Investment Counsel, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(I)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Zebra Capital Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(J)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(K)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Massachusetts Financial Services Company, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(L)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(M)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bridgeway Capital Management, Inc., dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 228, filed August 28, 2015
(2)(M)(ii)	First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bridgeway Capital Management, Inc., dated January 28, 2016, is incorporated by reference to Post-Effective Amendment No. 245, filed February 4, 2016
(2)(N)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and The London Company of Virginia, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(O)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Acadian Asset Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(P)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Sustainable Growth Advisers, LP, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(Q)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors Inc., and Global Evolution USA, LLC, dated June 28, 2018, is incorporated by reference to PEA No. 317
(2)(R)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and AHL Partners LLP, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(R)(ii)	First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and AHL Partners LLP, dated November 7, 2018, is incorporated by reference to Post-Effective Amendment No. 331, filed December 21, 2018 (“PEA No. 331”)
(2)(S)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bahl & Gaynor, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(T)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Crescent Capital Group LP, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(U)(i)	Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(U)(ii)	First Amendment to Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated November 7, 2018, is incorporated by reference to PEA No. 331
(2)(V)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hillcrest Asset Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(W)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Ionic Capital Management LLC, dated June 22, 2015, is incorporated by reference to PEA No. 225
(2)(W)(ii)	First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Ionic Capital Management LLC, dated April 5, 2018, is incorporated by reference to Post-Effective Amendment No. 330, filed December 21, 2018 (“PEA No. 330”)
(2)(W)(iii)	Second Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Ionic Capital Management LLC, dated December 1, 2018, is incorporated by reference to PEA No. 330
(2)(X)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Sound Point Capital Management, L.P., dated December 9, 2015, is incorporated by reference to Post-Effective Amendment No. 237, filed December 9, 2015 (“PEA No. 237”)
(2)(Y)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and WEDGE Capital Management, L.L.P., dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(Z)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Garcia Hamilton & Associates, L.P., dated March 29, 2016, is incorporated by reference to PEA No. 258
(2)(AA)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and GLG LLC, dated May 1, 2016, is incorporated by reference to PEA No. 258
(2)(BB)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and ARK Investment Management LLC, is incorporated by reference to Post-Effective Amendment No. 275, filed January 25, 2017 (“PEA No. 275”)

(2)(CC)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Alpha Quant Advisors, LLC, is incorporated by reference to PEA No. 283
(2)(DD) (i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated April 3, 2017, is incorporated by reference to PEA No. 286
(2)(DD) (ii)	First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated August 31, 2018, is incorporated by reference to Post-Effective Amendment No. 322, filed October 22, 2018 (“PEA No. 322”)
(2)(EE)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Shapiro Capital Management, LLC, dated September 5, 2017, is incorporated by reference to PEA No. 297
(2)(FF)	Investment Advisory Agreement among American Beacon Delaware Transformational Innovation, Corp., American Beacon Advisors, Inc., and ARK Investment Management LLC, dated September 13, 2017, is incorporated by reference to PEA No. 306
(2)(GG)	Investment Advisory Agreement among American Beacon Cayman Transformational Innovation Company, Ltd., American Beacon Advisors, Inc., and ARK Investment Management LLC, dated September 13, 2017, is incorporated by reference to PEA No. 306
(2)(HH)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and BNY Asset Management North America Corporation (now known as Mellon Investment Corporation), dated February 1, 2018, is incorporated by reference to PEA No. 310
(2)(II)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Aberdeen Asset Managers Limited, dated June 14, 2018, is incorporated by reference to PEA No. 317
(2)()	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Continuous Capital, LLC, is incorporated by reference to PEA No. 329
(2)(KK)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Tocqueville Asset Management, L.P., dated September 13, 2018, is incorporated by reference to PEA No. 322
(2)(LL)	Investment Advisory Agreement among American Beacon Cayman TargetRisk Company, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, is incorporated by reference to PEA No. 331

	(2)(MM)	Form of Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and SSI Investment Management, Inc., is incorporated by reference to Post-Effective Amendment No. 323, filed October 31, 2018
(e)	(1)	Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated March 1, 2018, is incorporated by reference to Post-Effective Amendment No. 312, filed March 28, 2018 (“PEA No. 312”)
	(2)	Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated March 1, 2018, is incorporated by reference to PEA No. 312
	(3)	Second Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated June 15, 2018, is incorporated by reference to PEA No. 319
	(4)	Third Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated December 6, 2018, is incorporated by reference to PEA No. 329
(f)		Bonus, profit sharing or pension plans – (none)
(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24, filed February 26, 1998 (“PEA No. 24”)
	(2)	Amended and Restated Schedule D to the Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 13, 2018, is incorporated by reference to Post-Effective Amendment No. 341
(h)	(1)(A)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998, is incorporated by reference to PEA No. 24
	(1)(B)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002, is incorporated by reference to Post-Effective Amendment No. 42, filed February 28, 2003 (“PEA No. 42”)
	(1)(C)	Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004, is incorporated by reference to Post-Effective Amendment No. 64, filed March 1, 2007
	(1)(D)	Amendment to Transfer Agency and Service Agreement, dated January 24, 2017, is incorporated by reference to Post-Effective Amendment No. 278, filed February 28, 2017 (“PEA No. 278”)
	(1)(E)	Amendment to Transfer Agency and Service Agreement, dated September 11, 2017, is incorporated by reference to Post-Effective Amendment No. 298, filed September 15, 2017

(1)(F)	Amendment to Transfer Agency and Service Agreement, dated October 16, 2017, is incorporated by reference to PEA No. 303
(1)(G)	Amendment to and Assignment of Transfer Agency and Service Agreement from State Street Bank and Trust Company to Boston Financial Data Services, Inc. dated September 5, 2017, is incorporated by reference to Post-Effective Amendment No. 313, filed December 27, 2017 (“PEA No. 313”)
(1)(H)	Amendment to Transfer Agency and Service Agreement, dated July 30, 2018, is incorporated by reference to PEA No. 319
(1)(I)	Amendment to Transfer Agency and Service Agreement, dated November 16, 2018, is incorporated by reference to PEA No. 330
(2)(A)	Securities Lending Agency Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated February 16, 2017, is incorporated by reference to PEA No. 300
(2)(B)	Joinder and First Amendment to Securities Lending Agency Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated June 21, 2017, is incorporated by reference to PEA No. 300
(2)(C)	Second Amendment to Securities Lending Agency Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 18, 2017, is incorporated by reference to PEA No. 300
(3)	Administration Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 269
(4)(A)	Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated March 1, 2005, is incorporated by reference to PEA No. 97
(4)(B)	Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated December 7, 2010, is incorporated by reference to PEA No. 97
(4)(C)	Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated February 3, 2012, is incorporated by reference to Post-Effective Amendment No. 129, filed February 2, 2012
(4)(D)	Seventh Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated August 28, 2013, is incorporated by reference to Post-Effective Amendment No. 166, filed September 20, 2013

(4)(E)	Eighth Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated July 7, 2014, is incorporated by reference to Post-Effective Amendment No. 203, filed August 20, 2014
(4)(F)	Ninth Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated February 11, 2016, is incorporated by reference to PEA No. 269
(4)(G)	Tenth Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated March 22, 2017, is incorporated by reference to PEA No. 291
(5)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77, filed August 3, 2009 (“PEA No. 77”)
(6)	Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003, is incorporated by reference to Post-Effective Amendment No.45, filed May 1, 2003 (“PEA No. 45”)
(7)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No.84, filed March 16, 2010
(7)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, dated November 19, 2018, is incorporated by reference to PEA No. 329
(8)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010, is incorporated by reference to Post-Effective Amendment No. 90, filed June 15, 2010 (“PEA No. 90”)
(8)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, dated November 19, 2018, is incorporated by reference to PEA No. 329
(9)	Amended and Restated Credit Agreement between American Beacon Funds and American Beacon Advisors, Inc., dated January 31, 2008, is incorporated by reference to Post-Effective Amendment No. 70, filed February 29, 2008
(10)(A)	Fee Waiver/Expense Reimbursement Agreement for American Beacon AHL Managed Futures Strategy Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, American Beacon Bridgeway Large Cap Growth Fund, American Beacon Ionic Strategic Arbitrage Fund and American Beacon Stephens Mid-Cap Growth Fund, dated February 28, 2018, is incorporated by reference to PEA No. 313

(10)(B)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Zebra Small Cap Equity Fund and American Beacon SiM High Yield Opportunities Fund, dated November 6, 2018, is incorporated by reference to PEA No. 330
(10)(C)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund and American Beacon Mid-Cap Value Fund dated November 6, 2018 – (filed herewith)
(10)(D)	Fee Waiver/Expense Reimbursement Agreement for American Beacon ARK Disruptive Innovation Fund, dated December 22, 2017, is incorporated by reference to Post-Effective Amendment No. 307, filed December 29, 2017 (“PEA No. 307”)
(10)(E)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund, dated August 23, 2017, is incorporated by reference to PEA No. 297
(10)(F)	Agreement to Reimburse Certain Tax Expenses for American Beacon ARK Transformational Innovation Fund, dated December 18, 2018, is incorporated by reference to Post-Effective Amendment No. 334, filed December 21, 2018
(10)(G)	Fee Waiver/Expense Reimbursement Agreement for R6 Class Shares of American Beacon Bridgeway Large Cap Growth Fund, dated February 28, 2018, is incorporated by reference to PEA No. 313
(10)(H)	Fee Waiver/Expense Reimbursement Agreement for R6 Class Shares of American Beacon Bridgeway Large Cap Value Fund, dated April 25, 2018, is incorporated by reference to PEA No. 313
(10)(I)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Crescent Short Duration High Income Fund, American Beacon GLG Total Return Fund, American Beacon Frontier Markets Income Fund and American Beacon SGA Global Growth Fund, dated May 18, 2018, is incorporated by reference to Post-Effective Amendment No. 315, filed May 30, 2018 (“PEA No. 315”)
(10)(J)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, American Beacon Alpha Quant Quality Fund, American Beacon Alpha Quant Value Fund, American Beacon ARK Transformational Innovation Fund, American Beacon TwentyFour Strategic Income Fund, American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund, dated August 22, 2018, is incorporated by reference to Post-Effective Amendment No. 318, filed August 29, 2018 (“PEA No. 318”)
(10)(K)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Tocqueville International Value Fund, dated November 6, 2018, is incorporated by reference to Post-Effective Amendment No. 341

	(10)(L)	Fee Waiver/Expense Reimbursement Agreement for American Beacon AHL TargetRisk Fund, is incorporated by reference to PEA No. 329
	(10)(M)	Fee Waiver/Expense Reimbursement Agreement for American Beacon SSI Alternative Income Fund, is incorporated by reference to PEA No. 329
	(10)(N)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Continuous Capital Emerging Markets Fund, is incorporated by reference to PEA No. 329
	(10)(O)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Ionic Strategic Arbitrage Fund, is incorporated by reference to PEA No. 329
	(10)(P)	Fee Waiver/Expense Reimbursement Agreement for A Class and C Class Shares of American Beacon ARK Transformational Innovation Fund, dated November 6, 2018, is incorporated by reference to PEA No. 331
	(10)(Q)	Fee Waiver/Expense Reimbursement Agreement for R6 Class Shares of American Beacon Stephens Mid-Cap Growth Fund, dated November 6, 2018, is incorporated by reference to PEA No. 331
(i)		Opinion and consent of counsel — (filed herewith)
(j)		Consent of Independent Registered Public Accounting Firm — (filed herewith)
(k)		Financial statements omitted from prospectus — (none)
(l)		Letter of investment intent, is incorporated by reference to Post-Effective Amendment No. 23, filed December 18, 1997
(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class), is incorporated by reference to PEA No. 45
	(2)(A)	Distribution Plan pursuant to Rule 12b-1 for the A Class, is incorporated by reference to Post-Effective Amendment No. 88, filed May 17, 2010
	(2)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, dated November 19, 2018, is incorporated by reference to PEA No. 329
	(3)(A)	Distribution Plan pursuant to Rule 12b-1 for the C Class, is incorporated by reference to PEA No. 90
	(3)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, dated November 19, 2018, is incorporated by reference to PEA No. 329
(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated November 4, 2016, is incorporated by reference to PEA No. 269

(p)	(1)	Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and Resolute Investment Distributors, Inc., dated July 2, 2018, is incorporated by reference to PEA No. 317
	(2)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2017, is incorporated by reference to PEA No. 310
	(3)	Code of Ethics of Brandywine Global Investment Management, LLC, dated January 2018, is incorporated by reference to PEA No. 310
	(4)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005, and revised June 29, 2018, – (filed herewith)
	(5)	Code of Ethics of Foundry Partners, LLC, dated July 10, 2013, and amended December 20, 2016, is incorporated by reference to PEA No. 278
	(6)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated August 2017, is incorporated by reference to PEA No. 310
	(7)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, dated September 2018 – (filed herewith)
	(8)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, revised December 2017, is incorporated by reference to PEA No. 310
	(9)	Code of Ethics and Policy Statement on Insider Trading of Franklin Templeton, parent company of Templeton Investments Counsel, LLC, dated December 31, 2018 – (filed herewith)
	(10)	Code of Ethics/Personal Trading for The Bank of New York Mellon, parent company of Mellon Investment Corporation (f/k/a BNY Asset Management North America Corporation), dated February 2018 and amended October 2018 – (filed herewith)
	(11)	Code of Ethics of Zebra Capital Management, LLC, dated July 15, 2018, is incorporated by reference to PEA No. 330
	(12)	Code of Ethics of Strategic Income Management, LLC, dated February 2018, is incorporated by reference to PEA No. 330
	(13)	Code of Ethics of Massachusetts Financial Services Co., dated April 30, 2018 – (filed herewith)
	(14)	Code of Ethics for Stephens Investment Management Group, LLC, dated August 2015, is incorporated by reference to Post-Effective Amendment No. 288, filed April 25, 2017 (“PEA No. 288”)
	(15)	Code of Ethics for Bridgeway Capital Management, Inc., dated November 9, 2017, is incorporated by reference to PEA No. 313

(16)	Code of Ethics for The London Company of Virginia, LLC, dated March 3, 2017, is incorporated by reference to Post-Effective Amendment No. 305, filed December 20, 2017 (“PEA No. 305”)
(17)	Code of Ethics for Sustainable Growth Advisers, LP, dated December 6, 2016, is incorporated by reference to PEA No. 291
(18)	Code of Ethics for Acadian Asset Management LLC, dated January 2017, is incorporated by reference to PEA No. 291
(19)	Code of Ethics for Global Evolution USA, LLC, dated October 2017, is incorporated by reference to PEA No. 315
(20)	Code of Ethics for AHL Partners LLP and GLG LLC, as amended December 2017, is incorporated by reference to PEA No. 313
(21)	Code of Ethics for Bahl & Gaynor, Inc., is incorporated by reference to PEA No. 313
(22)	Code of Ethics for Crescent Capital Group LP, dated April 2018, is incorporated by reference to PEA No. 315
(23)	Code of Ethics for Hillcrest Asset Management, LLC, dated December 15, 2017, is incorporated by reference to PEA No. 310
(24)	Code of Ethics for Ionic Capital Management LLC, dated September 2016, is incorporated by reference to PEA No. 288
(25)	Code of Ethics for Sound Point Capital Management, L.P., as amended February 2017, is incorporated by reference to PEA No. 305
(26)	Code of Ethics for Garcia Hamilton & Associates, L.P., dated January 2018 – (filed herewith)
(27)	Code of Ethics for ARK Investment Management LLC, as amended January 26, 2018, is incorporated by reference to PEA No. 322
(28)	Code of Ethics for Alpha Quant Advisors, LLC, is incorporated by reference to PEA No. 283
(29)	Code of Ethics for TwentyFour Asset Management (US) LP, is incorporated by reference to PEA No. 318
(30)	Code of Ethics for WEDGE Capital Management L.L.P., dated February 21, 2017, is incorporated by reference to PEA No. 310
(31)	Code of Ethics for Shapiro Capital Management, LLC, dated August 2017, is incorporated by reference to PEA No. 297

(32)	Code of Ethics for Aberdeen Asset Managers Limited, dated May 1, 2016, is incorporated by reference to PEA No. 317
(33)	Code of Ethics for Continuous Capital, LLC, dated April 30, 2018, is incorporated by reference to PEA No. 317
(34)	Code of Ethics for Tocqueville Asset Management, L.P., dated January 15, 2017, is incorporated by reference to PEA No. 319
(35)	Code of Ethics for SSI Investment Management, Inc. — (to be filed by amendment)
Other Exhibits
(i)

Powers of Attorney for Trustees of American Beacon Funds, American Beacon Select Funds and

American Beacon Institutional Funds Trust, dated February 27, 2018, is incorporated by reference to

PEA No. 310

(ii)	Power of Attorney for Claudia A. Holz, dated April 6, 2018, is incorporated by reference to PEA No. 313

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as “Covered Person”) shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)         No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)       Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

(i) such Covered Person shall have provided appropriate security for such undertaking;

(ii) the Trust is insured against losses arising out of any such advance payments; or

(iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Aberdeen Asset Managers Limited provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of and to the extent of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Acadian Asset Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with AHL Partners LLP provides, in relevant part, that:

9. Liability. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Adviser, by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of the Adviser under such laws.

Numbered Paragraph 9 of the Investment Advisory Agreement with Alpha Quant Advisors, LLC provides, in relevant part, that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with ARK Investment Management LLC provides, in relevant part, that:

9. Liability of the Parties . The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person of the Adviser within the meaning of Section 2(a)(3) of the Investment Company Act (“Affiliated Person”), and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager (“Controlling Person”), against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such Affiliated Person or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any Affiliate Person acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

The Manager agrees to indemnify and hold harmless, the Adviser, any Affiliated Person of the Adviser, and each Controlling Person of the Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its Affiliated Persons or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager or by any of its directors, officers, employees, agents, or any Affiliated Person acting on behalf of the Manager of the Manager’s obligations and/or duties under its agreements with the Trust or the Funds. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bahl & Gaynor, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Straus, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with BNY Mellon Asset Management North America Corporation (now known as Mellon Investment Corporation) provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 11 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

11. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bridgeway Capital Management, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify the Adviser, its officers, directors and employees, and each person, if any, who, within the meaning of the Securities Act of 1933, controls the Adviser, for any liability and expenses, including without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder.

Numbered Paragraph 8 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Continuous Capital, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Crescent Capital Group LP provides that:

9. Liability of Adviser. Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust in connection with the Adviser’s discharge of its obligations hereunder shall have liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Foundry Partners, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Garcia Hamilton & Associates, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with GLG LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Global Evolution USA, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hillcrest Asset Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Ionic Capital Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Manager, the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, reckless disregard or material breach of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser.

The Manager shall have no liability to the Adviser or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or such affiliated person or controlling person or otherwise, arising out of the Manager’s responsibilities to the Adviser which may be based upon any willful misfeasance, bad faith, gross negligence, reckless disregard or material breach of, the Manager’s obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Manager.

The indemnifications in this Section shall survive the termination of this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Co. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Pzena Investment Management, LLC provides that:

9. Liability of Adviser. The Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Manager. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Shapiro Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Sound Point Capital Management, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Form of Investment Advisory Agreement with SSI Investment Management, Inc. provides that:

9. Liability of Adviser and Manager. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement. Each of the Adviser and the Manager agrees to indemnify and hold harmless, the other party, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the other party, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the other party or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the indemnifying party’s responsibilities to the Trust based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the indemnifying party’s obligations and/or duties under this Agreement by the indemnifying party or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the indemnifying party. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Stephens Investment Management Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Sustainable Growth Advisers, LP provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Templeton Investment Counsel, LLC provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The London Company of Virginia, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Tocqueville Asset Management, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with TwentyFour Asset Management (US) LP provides that:

9. Liability. The Adviser, including its officers, directors, employees and agents shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, its officers, directors, employees and agents (each such person, a “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and related expenses) (“Losses”), to which a Manager Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by a Manager Indemnified Person are caused by or are otherwise directly related to a Manager Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

The Manager, including its officers, directors, employees and agents shall have no liability to the Adviser, its shareholders or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, the Adviser, its officers, directors, employees and agents (each such person, an “Adviser Indemnified Persons”) against any and all Losses, to which an Adviser Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, its shareholders or any third party, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by an Adviser Indemnified Person are caused by or are otherwise directly related to an Adviser Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

Without limiting the generality of the foregoing, neither the Adviser nor the Manager will be liable for any indirect, special, incidental or consequential damage.

The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with WEDGE Capital Management L.L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Zebra Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Section 4.2 of the Distribution Agreement provides that:

(a) Notwithstanding anything in this Agreement to the contrary, Resolute shall not be responsible for, and the Client shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Resolute, its employees, directors, officers and managers and any person who controls Resolute within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Resolute Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Resolute Claim”)

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement;

(ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Resolute;

(iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv) the reliance on or use by Resolute or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Client or any agent of the Client, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b) Resolute will indemnify, defend and hold the Client and their several officers and members of their Governing Bodies and any person who controls the Client within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Client Indemnitees” and, with the Resolute Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Client Claim” and, with a Resolute Claim, a “Claim”):

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement, provided that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement.

(ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in writing in connection with the preparation of the Registration Statement by or on behalf of Resolute; or

(iii) any material breach of Resolute’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof.

(d) The Client or Resolute (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Resolute Claim or Client Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(e) An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Resolute. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including,

without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d) There are no third party beneficiaries of this Agreement;

(e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Resolute shall look only to the assets and property of the Fund to which Resolute’s rights or claims relate in settlement of such rights or claims; and

(g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 31.

I.	Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant. It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Rosemary K. Behan; Vice President, Secretary and General Counsel	Vice President, Secretary and Chief Legal Officer , American Beacon Funds Complex; Secretary, Resolute Investment Holdings LLC; Secretary, Resolute Topco, Inc.; Secretary, Resolute Acquisition, Inc.; Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc.; Vice President, Secretary and General Counsel, Resolute Investment Services; Secretary, American Private Equity Management, L.L.C.; Secretary, Alpha Quant Advisors, LLC; Vice President and Secretary, Continuous Capital, LLC; Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Secretary, American Beacon Cayman Transformational Innovation Company, Ltd.; Secretary, American Beacon Delaware Transformational Innovation Corporation; Secretary, American Beacon Cayman TargetRisk Company, Ltd.
Christopher L. Collins; Director	Director and Vice President, Resolute Investment Holdings, LLC; Director and Vice President, Resolute Topco, Inc; Director and Vice President, Resolute Acquisition, Inc.; Director and Vice President, Resolute Investmant Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.
Stephen C. Dutton; Director	Director and Vice President, Resolute Investment Holdings, LLC; Director and Vice President, Resolute Topco, Inc; Director and Vice President, Resolute Acquisition, Inc.; Director and Vice President, Resolute

Investmant Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.
Melinda G. Heika; Treasurer and Chief Financial Officer	Treasurer and Chief Accounting Officer, American Beacon Funds Complex; Treasurer, Resolute Investment Holdings, LLC; Treasurer, Resolute Topco, Inc.; Treasurer, Resolute Acquisition, Inc.; Treasurer and CFO, Resolute Investment Managers, Inc.; Treasurer and CFO, Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C.; Treasurer and CFO, Alpha Quant Advisors, LLC; Treasurer and Chief Financial Officer, Continuous Capital, LLC; Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Treasurer, American Beacon Cayman Transformational Innovation, Ltd.; Treasurer, American Beacon Delaware Transformational Innovation Corporation; Treasurer, American Beacon Cayman TargetRisk Company, Ltd.
Takashi B. Moriuchi; Director	Director, Resolute Investment Holdings, LLC; Director, Resolute Topco, Inc; Director, Resolute Acquisition, Inc.; Director, Resolute Investmant Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.
Gene L. Needles, Jr.; Director, Chairman and Chief Executive Officer	President, American Beacon Funds Complex; Director, CEO and Chairman, President (2015-2018), Resolute Investment Holdings, LLC; Director, Chairman and CEO, President (2015-2018), Resolute Topco, Inc.; Director, Chairman and CEO, President (2015-2018), Resolute Acquisition, Inc.; Director, Chairman and CEO, President (2015-2018), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors, Inc.; Director, Chairman, President and CEO, Resolute Investment Services, Inc.; Manager, President and CEO, American Private Equity Management, LLC; Director, Chairman, President and CEO, Alpha Quant Advisors, LLC; Director, ARK Investment Management LLC; Director, Shapiro Capital Management LLC; Director, Chairman and CEO, Continuous Capital, LLC; Trustee, American Beacon NextShares Trust; President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and President, American Beacon Cayman Transformational Innovation

Company, Ltd.; President, American Beacon Delaware Transformational Innovation Corporation; President, American Beacon Cayman TargetRisk Company, Ltd. .
Jeffrey K. Ringdahl; Director, President and Chief Operating Officer	Vice President, American Beacon Funds Complex; Director and President, Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director and President, Senior Vice President (2015-2018), Resolute Topco, Inc.; Director and President, Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director, President and COO, Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President, Resolute Investment Distributors, Inc.; Director, President,and COO, Executive Vice President (2015-2018), Resolute Investment Services, Inc.; Manager and Senior Vice President, American Private Equity Management, LLC; Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC; Director, Shapiro Capital Management, LLC; Director, Executive Vice President and Chief Operating Officer, Continuous Capital, LLC; Trustee, American Beacon NextShares Trust; Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd.; Vice President, American Beacon Delaware Transformational Innovation Corporation; Vice President, American Beacon Cayman TargetRisk Company, Ltd.

The principal address of each of the entities referenced above, other than ARK Investment Management LLC and Shapiro Capital Management LLC, is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039. The principal address of ARK Investment Management LLC is 155 West 19th Street, Fifth Floor, New York, New York 10011. The principal address of Shapiro Capital Management LLC is 3060 Peachtree Road NW #1555, Atlanta, Georgia 30305.

II.       Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

Aberdeen Asset Managers Limited (“Aberdeen”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Frontier Markets Income Fund. The principal address of Aberdeen is 10 Queens Terrace, Aberdeen, United Kingdom, AB10 1XL. Information as to

the officers and directors of Aberdeen is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 162309), and is incorporated herein by reference.

Acadian Asset Management LLC (“Acadian”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Acadian Emerging Markets Managed Volatility Fund. The principal address of Acadian is 260 Franklin Street, Boston, MA 02110.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Acadian is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Acadian	Other Substantial Business and Connections
John Chisholm; Executive Vice President, co-CEO, co-CIO	Director, Acadian Asset Management (UK) Ltd, Acadian Asset Management (Australia) Ltd, Acadian Asset Management (Japan), Acadian Asset Management (Singapore) Pte Ltd
Ross Dowd; Executive Vice President, co-CIO	Director, Acadian Asset Management (UK) Ltd; Acadian Asset Management (Australia) Ltd.; Acadian Asset Management (Singapore) Pte Ltd; Acadian Asset Management (Japan)
Mark Minichiello; Executive Vice President, COO, Treasurer, Secretary	Director, Acadian Asset Management (UK) Ltd; Acadian Asset Management (Australia) Ltd, Acadian Asset Management (Japan), Acadian Asset Management (Singapore) Pte Ltd
Jennifer Souza, Member of Board of Managers	Senior Vice President, Director of Affiliate Management – BSIG Inc. (a holding company); Acadian Asset Management LLC (an investment advisor); Investment Counselors of Maryland, LLC (an investment adviser)
Christopher Hadley; Member of Board of Managers	Executive Vice President and Chief Talent Officer – BrightSphere Investment Group, plc (“BSIG”- a public company traded on the NYSE); Executive Vice President and Chief Talent Officer – BSIG Inc. (a holding company); Acadian Asset Management LLC (an investment advisor)
Aidan Riordan; Member of Board of Managers	Executive Vice President, Head of Affiliate Management - BrightSphere Investment Group, plc (“BSIG”- a public company traded on the NYSE); Director, Executive Vice President, Head of Affiliate Management - BSIG Inc. (a holding company); Acadian Asset Management LLC (an investment advisor); Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor); The Campbell Group, Inc. (a holding company for Campbell Global LLC); Copper Rock Capital Partners LLC (an investment advisor); Landmark Partners LLC (an investment adviser); BSIG International Ltd. (an investment adviser); Thompson, Siegel & Walmsley LLC (an investment adviser)
Stephen Belgard; Member of Board of Managers	Chief Executive Officer – BrightSphere Investment Group, plc (“BSIG” – a public company traded on the NYSE); BSIG, Inc. (a holding company) Acadian Asset Management LLC (an investment adviser); Landmark Partners LLC (an investment adviser); BSIG International Ltd. (an investment advisor)

AHL Partners LLP (“AHL”) is a registered investment adviser and is an investment sub-advisor for the American Beacon AHL Managed Futures Strategy Fund. The principal address of AHL is 2 Swan Lane, London, United Kingdom EC4R 3AD. Information as to the officers and directors of AHL is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 167882), and is incorporated herein by reference.

Alpha Quant Advisors, LLC (‘‘Alpha Quant’’), formerly known as Crest Investment Partners, LLC, is a registered investment adviser and is an investment sub-advisor for the American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, Alpha Quant Quality Fund and Alpha Quant Value Fund. The principal address of Alpha Quant is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039. On October 14, 2016 Alpha Quant became an indirect majority-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. Prior to October 14, 2016, it was founded in September 2011 as a subsidiary of Cypress Capital Group and affiliated of Cypress Trust Co. Information as to the Officers and Directors of Alpha Quant is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 285855), and is incorporated herein by reference.

ARK Investment Management LLC (“ARK”) is a registered investment adviser and is an investment sub-advisor for the American Beacon ARK Transformational Innovation Fund. The principal address for ARK is 155 West 19th Street, Fifth Floor, New York, NY 10011. ARK was formed in June 2013, and registered as an investment adviser with the U.S. Securities and Exchange Commission in January 2014. Information as to the Officers and Directors of ARK is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 169525), and is incorporated herein by reference.

Bahl & Gaynor, Inc. (“Bahl & Gaynor”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Bahl & Gaynor Small Cap Growth Fund. The principal address of Bahl & Gaynor is 255 East Third Street, Suite 2700 Cincinnati, OH 45202. Information as to the officers and directors of Bahl & Gaynor is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106139), and is incorporated herein by reference.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund and American Beacon Small Cap Value Fund. The principal business address of Barrow is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Barrow is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Barrow	Other Substantial Business and Connections
James P. Barrow; President, Founding Director	None
J. Ray Nixon; Executive Director, Member Board of Managers	None
Cory L. Martin; Executive Director, Member Board of Managers	None
Patricia B. Andrews; Managing Director, Chief Compliance and Risk Officer	None
J. Scott McDonald; Managing Director and Co-Head of Fixed Income	None
Mark C. Luchsinger; Managing Director and Co-Head of Fixed Income	None
Aidan J. Riordan; Member Board of Managers	BrightSphere Investment Group plc, Executive
Meghan K. Driscoll; Member Board of Managers	BrightSphere Investment Group plc, Executive

Brandywine Global Investment Management, LLC (“Brandywine”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Brandywine is 1735 Market Street, Suite 1800, Philadelphia PA 19103.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Brandywine is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Brandywine	Other Substantial Business and Connections
David F. Hoffman; Senior Managing Director	None
Mark P. Glassman; Chief Administrative Officer	None
Patrick S. Kaser; Managing Director	None
Henry F. Otto; Senior Managing Director	None
Stephen S. Smith; Senior Managing Director	None
Adam B. Spector; Managing Director	None
Steven M. Tonkovich; Senior Managing Director	None
Christopher D. Marzullo; General Counsel & Chief Compliance Officer	None
John D. Kenney; Elected Manager	None
Patricia Lattin; Elected Manager	None
Ursula Schliessler; Elected Manager	None

Bridgeway Capital Management, Inc. (“Bridgeway”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Bridgeway Large Cap Value Fund and the American Beacon Bridgeway Large Cap Growth Fund. The principal address of Bridgeway is 20 Greenway Plaza, Suite 450, Houston, Texas 77046.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Bridgeway is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Bridgeway	Other Substantial Business and Connections
John N. R. Montgomery; Director, Chairman of the Board of Directors, Chief Investment Officer	Vice President and Director, Bridgeway Funds, Inc.
Linda G. Giuffre; Chief Compliance Officer	Chief Compliance Officer and Treasurer, Bridgeway Funds, Inc.
Tammira Y. Philippe; Director, President	President and Director, Bridgeway Funds, Inc.
Von D. Celestine; Treasurer, Vice President/Secretary	None
Richard P. Cancelmo; Vice President	Vice President, Bridgeway Funds, Inc.
Franklin J. Montgomery; Director	None
Ann M. Montgomery; Director	Sage Education Group, LLC - Owner
Tom C. Tinsley, Director	Contegix - Board of Directors; Trax Technologies - Board of Directors; 55 IP -Board Member; Strattam Capital - Advisory Board Member; Life Flight of Maine, Board Member; Island Institute, Board Member; Teach for America - DC region, , Board Member; General Atlantic, Advisory Director; Intermedia - Mountain View California, Board Member

Causeway Capital Management LLC (“Causeway”), a Delaware limited liability company, is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. Information as to the officers and directors of Causeway is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

Continuous Capital, LLC (“Continuous Capital”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Continuous Capital Emerging Markets Fund. The principal office of Continuous Capital is 220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039. Information as to the officers and directors of Continuous Capital is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 292774), and is incorporated herein by reference.

Crescent Capital Group LP (“Crescent Capital”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Crescent Short Duration High Income Fund, whose principal office is located at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Crescent Capital is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Crescent Capital	Other Substantial Business and Connections
Mark L. Attanasio; Managing Partner	Sepulveda Distributors LLC, Crescent Capital’s wholly-owned limited purpose broker dealer; Chairman and Principal Owner of the Milwaukee Brewers Baseball Club

Foundry Partners, LLC (“Foundry”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Foundry is 323 Washington Avenue N., Suite 360, Minneapolis, MN 55401. Information as to the officers and directors of Foundry is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 164863), and is incorporated herein by reference.

Garcia Hamilton & Associates, L.P. (“Garcia Hamilton”) is a registered investment adviser and is the investment sub-adviser for the American Beacon Garcia Hamilton Quality Bond Fund. The principal address of Garcia Hamilton is 1401 McKinney Street, Suite 1600, Houston, Texas 77010. Information as to the officers and directors of Garcia Hamilton is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 108017), and is incorporated herein by reference.

GLG LLC (“GLG”) is a registered investment adviser and is the investment sub-advisor for the American Beacon GLG Total Return Fund. The principal address of GLG is 452 Fifth Avenue, 27th Floor New York, NY. GLG is an investment advisory firm formed in April 2002. GLG is a limited liability company that is directly owned by Man Litchfield, Inc. Man Litchfield is a wholly owned subsidiary of Man Investments Holdings, Inc., which is a subsidiary of Man Group plc, the ultimate parent company of GLG.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of GLG is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with GLG	Other Substantial Business and Connections
Eric Burl; President

Head of Americas

Man Americas

452 Fifth Avenue, 27th Floor

New York, NY 10018

Executive Committee Member

Man Group plc

Riverbank House

2 Swan Lane

London EC4R 3AD

United Kingdom

Director & President

Man Global Private Markets (USA) Inc.

6836 Morrison Blvd., Suite 430

Charlotte, NC 28211

President

Silvermine Capital Management LLC

281 Tresser Blvd., Suite 1102

Stamford, CT 06901

Director & President

Man Investments Inc.

452 Fifth Avenue, 27th Floor

New York, NY 10018

Director

Managed Funds Association

600 14th Street, N.W., Suite 900

Washington, DC 20005

Rick Hanna; Vice President

Chief Operating Officer

Man Americas

452 Fifth Avenue, 27th Floor

New York, NY 10018

Vice President

FRM Investment Management (USA) LLC

452 Fifth Avenue, 26th Floor

New York, NY 10018

Director & Vice President

Man Global Private Markets (USA) Inc.

6836 Morrison Blvd., Suite 430

Charlotte, NC 28211

Vice President & Chief Financial Officer

Numeric Investors LLC

470 Atlantic Avenue, 6th Floor

Boston, MA 02210

Vice President

Silvermine Capital Management LLC

281 Tresser Blvd., Suite 1102

Stamford, CT 06901

Nadine Le Gall; Chief Compliance Officer	Head of Compliance Americas Man Americas 452 Fifth Avenue, 27th Floor New York, NY 10018 Chief Compliance Officer Man Investments Inc. 452 Fifth Avenue, 27th Floor New York, NY 10018

Solomon Kuckelman; Secretary

General Counsel Americas

Man Americas

452 Fifth Avenue, 27th Floor

New York, NY 10018

Secretary

FRM Investment Management (USA) LLC

452 Fifth Avenue, 26th Floor

New York, NY 10018

Director & Secretary

Man Global Private Markets (USA) Inc.

6836 Morrison Blvd., Suite 430

Charlotte, NC 28211

Secretary & Legal Officer

Man Investments Inc.

452 Fifth Avenue, 27th Floor

New York, NY 10018

Secretary

Numeric Investors LLC

470 Atlantic Avenue, 6th Floor

Boston, MA 02210

Secretary

Silvermine Capital Management LLC

281 Tresser Blvd., Suite 1102

Stamford, CT 06901

David Gallias, Treasurer

Head of US Finance

Man Americas

452 Fifth Avenue, 27th Floor

New York, NY 10018

Treasurer

FRM Investment Management (USA) LLC

452 Fifth Avenue, 26th Floor

New York, NY 10018

Treasurer

Man Global Private Markets (USA) Inc.

6836 Morrison Blvd., Suite 430

Charlotte, NC 28211

Chief Financial Officer, Treasurer and FINOP

Man Investments Inc.

452 Fifth Avenue, 27th Floor

New York, NY 10018

Treasurer

Numeric Investors LLC 470 Atlantic Avenue, 6th Floor Boston, MA 02210 Treasurer Silvermine Capital Management LLC 281 Tresser Blvd., Suite 1102 Stamford, CT 06901

Global Evolution USA, LLC (“Global Evolution”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Frontier Markets Income Fund. The principal address of Global Evolution is One World Trade Center, Suite 8500, 285 Fulton Street, New York, NY, 10007, United States. Global Evolution’s parent company is Global Evolution Fondsmӕglerselskab A/S and is located at Kokholm 3A, DK-6000 Kolding, Denmark.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Global Evolution is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Global Evolution	Other Substantial Business and Connections
Soren Rump; Director	None
Morten Bugge; Director	None
Kasper Jorgensen, Head of Legal and Compliance	None

Hillcrest Asset Management, LLC (“Hillcrest”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Hillcrest is 2805 Dallas Parkway, Suite 250, Plano, Texas 75093

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Hillcrest is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hillcrest	Other Substantial Business and Connections
Brian Bruce; Chief Executive Officer and Chief Investment Officer	None
Deborah Ann Trask; Chief Operating Officer	None
Douglas E. Stark; Managing Director	None
Brandon L. Troegle; Managing Director	None

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Hotchkis is 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Hotchkis is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hotchkis	Other Substantial Business and Connections
George H. Davis; Chief Executive Officer and Executive Committee Member	Trustee of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley Ltd.
James E. Menvielle; Chief Financial Officer	Vice President and Treasurer of the Hotchkis & Wiley Funds
Anna Marie S. Lopez; Chief Operating Officer	President of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley Ltd.
Tina H. Kodama; Chief Compliance Officer	Vice President and Chief Compliance Officer of the Hotchkis & Wiley Funds
Scott McBride; President and Executive Committee Member	None
C. Nigel Hurst-Brown; Executive Committee Member	Chief Executive and Director of Hotchkis and Wiley Ltd., Non-executive director of Borders and Southern Petroleum PLC and Deputy Chairman of Central Asia Metals PLC
Douglas H. Martin; Executive Committee Member	Senior Managing Director of Stephens Inc. and Board of Director of Conns, Inc.

Ionic Capital Management LLC is a registered investment adviser and is the investment sub-advisor for the American Beacon Ionic Strategic Arbitrage Fund. The principal address of Ionic Capital Management LLC (together with its advisory affiliate, Ionic Capital Advisors LLC, “Ionic”) is 475 Fifth Ave., 9th Floor, New York, NY 10017.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Ionic is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Ionic	Other Substantial Business and Connections
Bart E. Baum; Principal, Portfolio Manager and Chief Investment Officer	None
Lawrence J. Baum, Chief Risk Officer	None
Adam S. Radosti; Principal and Portfolio Manager	None
Daniel L. Stone; Principal, Portfolio Manager	None
John C. Richardson; Chief Operating Officer and General Counsel	None
Arthur G. Vaccarino; Chief Technology Officer	None
Douglas J. Mallach; Chief Administrative Officer	None
Steven G. Vecchio; Chief Compliance Officer and Associate General Counsel	None
Matthew G. Begley; Chief Financial Officer	None

Lazard Asset Management, LLC (“Lazard”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Lazard is 30 Rockefeller Plaza, 55th Floor, New York, NY 10112.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Lazard is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Lazard	Other Substantial Business and Connections
Ashish Bhutani; Director, CEO	Vice Chairman, Lazard Ltd.
William Rosenberg; Global Head of Operations & Finance	None
Nathan A. Paul; Chief Business Officer	None
Mark R. Anderson; General Counsel, Chief Compliance Officer	Chief Compliance Officer of the Lazard Mutual Funds and Lazard Asset Management Securities, LLC
Kenneth M. Jacobs; Director	None
Alexander F. Stern; Director	None
Andrew Lacey; Deputy Chairman	None
John Reinsberg; Deputy Chairman	None
Robert P. DeConcini; Chairman	None
Andreas Huebner; Senior Managing Director	None

Massachusetts Financial Services Company (“MFS”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Large Cap Value Fund. The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each director and principal executive officer of MFS is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with MFS	Other Substantial Business and Connections During the Past Two Fiscal Years
Robert J. Manning; Director, Executive Chairman of MFS and Chairman of the Board of Directors of MFS	Trustee of various funds within the MFS Funds complex+
Heidi Hardin; Executive Vice President, General Counsel & Secretary of MFS	Harris Associates (investment management), General Counsel (from September 2015 to January 2017)
Michael W. Roberge; Director and Chief Executive Officer of MFS	None+
Amrit Kanwal; Executive Vice President and Chief Financial Officer of MFS	None+

David A. Antonelli; Vice Chairman of MFS	None+
Robin A. Stelmach; Vice Chairman of MFS	Trustee of various funds within the MFS Funds complex+
Carol W. Geremia; President and Head of Global Distribution of MFS	None+
Martin Wolin; Chief Compliance Officer of MFS	Chief Compliance Officer of the MFS Funds
Kevin D. Strain; Director of MFS	Executive Vice President and Chief Financial Officer of Sun Life Financial
Stephen C. Peacher; Director of MFS	President of Sun Life Investment Management.
Edward M. Maloney; Executive Vice President and Chief Investment Officer	None+
Jonathan N. Aliber; Executive Vice President and Chief Technology Officer	None+
Mark A. Leary; Executive Vice President and Chief Human Resources Officer	None+

+Certain principal executive officers and directors of Massachusetts Financial Services Company (“MFS”) serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS Funds and/or officers or directors of certain MFS investment products. Except as set forth above each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS’ corporate affiliates.

The identity of those corporate affiliates is identified below.

Investment Adviser Corporate Affiliate	Address
MFS Institutional Advisors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
MFS Fund Distributors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
MFS Service Center Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.
MFS International LTD.	Canon’s Court, 22 Victoria Street, Hamilton, HM12, Bermuda
MFS International Australia PTY LTD	Level 15, 20 Martin Place Sydney, NSW 2000, Australia
MFS International (U.K.) Limited	One Carter Lane London EC4V 5ER, U.K.
MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Rua Joaquim Floriano, 1.052 – 11[o] Andar, conjunto 111, Itaim Bibi, Sao Paulo, SP, Brazil 04534-004
MFS International Singapore PTE. LTD.	501 Orchard Road, #13-01/03/04 Wheelock Place Singapore 238880
MFS Investment Management Company (LUX.) S.a.r.l.	35, Boulevard du Prince Henri L-1724 Luxembourg

MFS Investment Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
3060097 Nova Scotia Company	1959 Upper Water Street Suite 1100, Halifax, Nova Scotia, Canada B3J3N2
MFS Investment Management Canada Limited (MFS Canada)	77 King Street West, 35th Floor Toronto, Ontario, Canada M5K 1B7
MFS Heritage Trust Company	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
Sun Life Financial Inc.	1 York Street, Toronto, Ontario, MSJ 0B6, Canada

The MFS Funds include the following. The address of the MFS Funds is: 111 Huntington Ave., Boston, MA 02199.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

MFS Institutional Trust

MFS California Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Special Value Trust

Mellon Investment Corporation (“Mellon”) (f/k/a BNY Asset Management North America Corporation), is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Mellon is One Boston Place, Boston, MA 02108.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Mellon is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Mellon	Other Substantial Business and Connections
Des MacIntyre – President, Chief Executive Officer, Chairman	None
Adam B. Joffe; Chief Business Officer	None
Linda T. Lillard – Chief Operating Officer	None
John P. Shea – Chief Financial Officer	None

Pzena Investment Management, LLC (“Pzena”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Mid-Cap Value Fund. The principal address of Pzena is 320 Park Avenue, 8th Floor, New York, NY 10022.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Pzena is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Pzena	Other Substantial Business and Connections
John P. Goetz; Managing Principal, Co-Chief Investment Officer, and Member with Class B Units	None
Richard S. Pzena; Managing Principal; Chief Executive Officer, Co-Chief Investment Officer, and Member with Class B Units and Class A common stock	None
William L. Lipsey; Managing Principal, Marketing & Client Services, and Member with Class B Units	None
Joan F. Berger; General Counsel, Chief Compliance Officer, and Member with Class B Units	None
Gary J. Bachman; Chief Financial Officer and Member with Class B Units and Class A common stock	None
Benjamin Silver; Portfolio Manager, and Member with Class B Units	None

Shapiro Capital Management, LLC (“Shapiro”), is a registered investment adviser and is an investment subadvisor for the American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund. The principal address of Shapiro is 3060 Peachtree Road NW #1555, Atlanta, GA 30305. On April 13, 2017, Shapiro became a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Investment Holdings, LLC. Resolute Investment Holdings, LLC is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. Shapiro was founded in 1990. Information as to the Officers and Directors of Shapiro is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105581), and is incorporated herein by reference.

Sound Point Capital Management, LP (“Sound Point”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Sound Point Floating Rate Income Fund. The principal address of Sound Point is 375 Park Avenue, 33rd Floor, New York, NY 10152. Information as to the officers and directors of Sound Point is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 157479), and is incorporated herein by reference.

SSI Investment Management, Inc. (“SSI”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SSI Alternative Income Fund. The principal address of SSI is 9440 Santa Monica Boulevard, 8th Floor, Beverly Hills, CA 90210. Information as to the officers and directors of SSI is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 104889), and is incorporated herein by reference.

Stephens Investment Management Group, LLC (“SIMG”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund. The principal address of SIMG and Stephens Inc. is 111 Center Street, Little Rock, Arkansas 72201.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SIMG is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SIMG	Other Substantial Business and Connections
Joseph W. Simpson; President and Chief Executive Officer, Manager	Executive Vice President, Stephens Inc.
Ryan E. Crane; Chief Investment Officer, Manager, Member Class B	Senior Vice President, Stephens Inc.
Michael W. Nolte; Chief Operating Officer, Senior Vice President, Manager	Senior Vice President, Stephens Inc.
David C. Prince; Chief Compliance Officer, General Counsel	Senior Vice President, Stephens Inc.

Strategic Income Management, LLC (“SiM”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SiM High Yield Opportunities Fund. The principal address of SiM is 1200 Westlake Avenue North, Suite 713, Seattle, WA 98109.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SiM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SiM	Other Substantial Business and Connections
Brian Placzek; Manager, Member, Vice President	None
Gary J. Pokrzywinski; Manager, Member, President	None
Timothy T. Black; Elected Manager, Chief Compliance Officer, Chief Executive Officer	None

Sustainable Growth Advisers, LP (“SGA”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SGA Global Growth Fund. The principal address of SGA is 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SGA is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SGA	Other Substantial Business and Connections
George P. Fraise; Co-Founder	Director – Workspace Education Inc.; Managing Member – GFC Holdings LLC
Gordon Marchand; Co-Founder	Board Director- Chase Investment Counsel; Board Director- Zounds Hearing Inc.
Robert L. Rohn; Co-Founder	Board Director – The Maritime Aquarium at Norwalk – 10 North Water Street, Norwalk, CT

Templeton Investment Counsel, LLC (“Templeton”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Templeton is 300 Southeast 2nd Street, Ft. Lauderdale, FL 33301.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Templeton is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Templeton	Other Substantial Business and Connections
Antonio T. Docal; President and Portfolio Manager	None
Thomas J. Fisher, Jr., Executive Vice President	None
Peter A. Nori; Executive Vice President and Portfolio Manager	None
Craig S. Tyle; Chief Legal Officer	None
Mark L. Constant; Treasurer	None

Michael J. D’Agrosa; Chief Compliance Officer	None
Gregory E. McGowan; Executive Vice President	None
Madison S. Gulley; Executive Vice President	None

The London Company Of Virginia, LLC (“London Company”) is a registered investment adviser and is the investment sub-adviser for the American Beacon London Company Income Equity Fund. The principal place of business address of London Company is 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of London Company is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with London Company	Other Substantial Business and Connections During the Past Two Fiscal Years
Stephen, M. Goddard; Founder, Chief Executive Officer and Chief Investment Officer	None
Jonathan Moody; Principal and Portfolio Manager	None
Andrew Wetzel; Chief Compliance Officer	None
Melissa Carlucci; Chief Operating Officer	None

Tocqueville Asset Management, L.P. (“Tocqueville”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Tocqueville International Value Fund. The principal address of Tremblant is 40 West 57th Street, 19th Floor, New York, NY 10019. Information as to the officers and directors of Tocqueville is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105690), and is incorporated herein by reference.

TwentyFour Asset Management (US) LP (“TwentyFour”) is a registered investment adviser and is an investment sub-advisor for the American Beacon TwentyFour Strategic Income Fund. The principal address of TwentyFour is 1540 Broadway, 38th Floor, New York, New York 10036. Information as to the officers and directors of TwentyFour is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 285791), and is incorporated herein by reference.

WEDGE Capital Management, L.L.P. (“WEDGE”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Mid-Cap Value Fund. The principal address of WEDGE is 301 South College Street, Suite 3800, Charlotte, NC 28202.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of WEDGE is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with WEDGE	Other Substantial Business and Connections During the Past Two Fiscal Years
Bradley Fisher; General Partner	None
Bradley Horstmann; Chief Compliance Officer and General Partner	None

Martin Robinson; General Partner	None
John Norman; General Partner	None
Andrei Bolshakov; General Partner	None
Darrin Witt; General Partner	None
Brian Pratt; General Partner	None
Donald Cleven; General Partner	None
Caldwell Calame; General Partner	None
Leah Long; General Partner	None
Andrew Rosenberg; General Partner	None
Richard Wells; General Partner	None
John Carr; General Partner	None
Michael Ritzer; General Partner	None
Jason Boles; General Partner	None
Christopher Lewis; General Partner	None
Brian Whisnant; General Partner	None
Li Zhang; General Partner	None

Zebra Capital Management, LLC (“Zebra”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Zebra Small Cap Equity Fund. The principal address of Zebra is 2187 Atlantic Street, 4th Floor, Stamford, CT 06902.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Zebra is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Zebra	Other Substantial Business and Connections
Roger G. Ibbotson, Chairman, Chief Investment Officer and Director of Research	Professor in the Practice Emeritus of Finance at Yale School of Management
John J. Holmgren, Jr., President and Chief Operating Officer	None
Kevin J. Lake, Chief Compliance Officer	Attorney-at-Law 1140 Avenue of the Americas, 9th Floor New York, NY 10036

Information as to the officers and directors of each of the above investment advisers may also be included in that adviser’s current Form ADV filed with the SEC and is incorporated by reference herein.

Item 32.	Principal Underwriter

(a)       Resolute Investment Distributors, Inc. (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	American Beacon Funds
2.	American Beacon Select Funds
3.	American Beacon Institutional Funds Trust
4.	American Beacon Sound Point Enhanced Income Fund
5.	American Beacon Apollo Total Return Fund

(b)       The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039.

Name	Address	Position with Underwriter	Position with Registrant
Gene L. Needles, Jr.	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Director, Chairman, President and CEO	Director, Chairman and CEO
Jeffrey K. Ringdahl	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Director, Executive Vice President	Director, President and COO
Rosemary K. Behan	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Secretary	Vice President, Secretary and General Counsel
Brian E. Brett	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Senior Vice President	Senior Vice President
Christina E. Sears	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Vice President	Chief Compliance Officer

(c)       Not applicable.

Item 33.	Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust’s custodian and fund accounting agent at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039; 3) the Trust’s transfer agent, DST Asset Manager Solutions, Inc., 330 West 9th St., Kansas City, Missouri 64105; 4) Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust’s investment advisers at the addresses listed in Item 31 above.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 344 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on February 28, 2019.

AMERICAN BEACON FUNDS
By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 344 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gene L. Needles, Jr.	President (Principal Executive Officer)	February 28, 2019
Gene L. Needles, Jr.

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer and	February 28, 2019
Melinda G. Heika	Principal Accounting Officer)

Gilbert G. Alvarado*	Trustee	February 28, 2019
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	February 28, 2019
Joseph B. Armes

Gerard J. Arpey*	Trustee	February 28, 2019
Gerard J. Arpey

Brenda A. Cline*	Chair and Trustee	February 28, 2019
Brenda A. Cline

Eugene J. Duffy*	Trustee	February 28, 2019
Eugene J. Duffy

Alan D. Feld*	Trustee	February 28, 2019
Alan D. Feld

Claudia A. Holz*	Trustee	February 28, 2019
Claudia A. Holz

Douglas A. Lindgren*	Trustee	February 28, 2019
Douglas A. Lindgren

Richard A. Massman*	Chair Emeritus and Trustee	February 28, 2019
Richard A. Massman

Barbara J. McKenna*	Trustee	February 28, 2019
Barbara J. McKenna

R. Gerald Turner*	Trustee	February 28, 2019
R. Gerald Turner

*By	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

EXHIBIT INDEX

Type:	Description:
99.(h)(10)(C)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund and American Beacon Mid-Cap Value Fund dated November 6, 2018
99.(i)	Opinion and consent of counsel
99.(j)	Consent of Independent Registered Public Accounting Firm
99.(p)(4)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005, and revised June 29, 2018
99.(p)(7)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, dated September 2018
99.(p)(9)	Code of Ethics and Policy Statement on Insider Trading of Franklin Templeton, parent company of Templeton Investments Counsel, LLC, dated December 31, 2018
99.(p)(10)	Code of Ethics/Personal Trading for The Bank of New York Mellon, parent company of Mellon Investment Corporation (f/k/a BNY Asset Management North America Corporation), dated February 2018 and amended October 2018
99.(p)(13)	Code of Ethics of Massachusetts Financial Services Co., dated April 30, 2018
99.(p)(26)	Code of Ethics for Garcia Hamilton & Associates, L.P., dated January 2018